     As filed with the Securities and Exchange Commission on October 28th, 2005

                                              Securities Act File No. 333-103022
                                       Investment Company Act File No. 811-21295

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

                           Pre-Effective Amendment No.                      / /


                         Post-Effective Amendment No. 18                    /X/


                                    and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/


                                 Amendment No. 19                           /X/
                        (Check appropriate box or boxes)


                               JPMORGAN TRUST I
                (Exact Name of Registrant Specified in Charter)
                               522 Fifth Avenue
                           New York, New York, 10036
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, Including Area Code:  (800) 480-4111

                            Stephen M. Benham, Esq.
                   J.P. Morgan Investment Management Inc.
                              522 Fifth Avenue
                             New York, NY 10036
                  (Name and Address of Agent for Service)


            With copies to:                       With copies to:
          Jessica K. Ditullio                   Alan G. Priest, Esq.
          JPMorgan Chase & Co                     Ropes & Gray LLP
          1111 Polaris Parkway                    One Metro Center
       Columbus, OHIO 43271-0150          700 12th Street, N.W., Suite 900
                                             Washington, D.C. 20005-3948


                            ------------------------


It is proposed that this filing will become effective (check appropriate box):


/ / immediately upon filing pursuant to paragraph (b).

/X/ 60 days after filing pursuant to paragraph (a)(1).

This Post-Effective Amendment is an annual update for the JPMorgan Bond Fund, the JPMorgan Enhanced Income Fund, the JPMorgan Emerging Markets Debt Fund, the JPMorgan Global Strategic Income Fund, the JPMorgan Real Return Fund, and the JPMorgan Short Term Bond Fund. No information relating to any other Funds of JPMorgan Trust I is amended or superseded hereby.

/ / 75 days after filing pursuant to paragraph (a)(2).

/ / on (date) pursuant to paragraph (b).

/ / on (date) pursuant to paragraph (a)(1).

/ / on  (date) pursuant to paragraph (a)(2).

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

PROSPECTUS DECEMBER 31, 2005


JPMORGAN
INCOME
FUNDS

CLASS A, CLASS B & CLASS C SHARES


JPMORGAN BOND FUND
JPMORGAN GLOBAL STRATEGIC INCOME FUND
JPMORGAN REAL RETURN FUND (CLASS A & CLASS C)
JPMORGAN SHORT TERM BOND FUND (CLASS A)
JPMORGAN SHORT TERM BOND FUND II (CLASS A)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Bond Fund                                                                      1
Global Strategic Income Fund                                                   7
Real Return Fund                                                              13
Short Term Bond Fund                                                          20
Short Term Bond Fund II                                                       26
The Funds' Management and Administration                                      32
How to Do Business with the Funds                                             35
    Purchasing Fund Shares                                                    35
    Sales Charges                                                             40
    Rule 12b-1 Fees                                                           45
    Exchanging Fund Shares                                                    46
    Redeeming Fund Shares                                                     47
    Networking and Sub-Transfer Agency Fees                                   49
Shareholder Information                                                       51
    Distributions and Taxes                                                   51
    Availability of Proxy Voting Record                                       52
    Portfolio Holdings Disclosure                                             52
Investments                                                                   54
Risk and Reward Elements                                                      56
Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates                                     62
JPMIM--Related Performance of Separately Managed Accounts                     63
Financial Highlights                                                          64
How To Reach Us                                                       BACK COVER

JPMORGAN BOND FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 52-59.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies. The Fund typically will hedge 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. Up to 25% of Assets may be invested in securities rated below investment grade (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements. The Fund may invest in shares of other investment companies, including shares of affiliated money market funds.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund may engage in short sales.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


The Fund may invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.

The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments which do not involve borrowing a security.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)


1995   18.17%
1996    3.13%
1997    9.13%
1998    7.36%
1999   -0.73%
2000   10.62%
2001    7.19%
2002    9.02%
2003    4.49%
2004    4.79%

BEST QUARTER 2nd quarter, 1995      6.25%

WORST QUARTER 2nd quarter, 2004    -2.79%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A and Class B Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were most similar to those of the Class A and Class B Shares) from 1/1/95 to 9/10/01. The performance for the period before Class C Shares were launched is based on Class B Shares of the Fund. Class C Shares were launched on 3/31/03. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the above referenced feeder and predecessor.

(1) The Fund's fiscal year end is 8/31.


(2) For the period January 1, 2005 through September 30, 2005, the Fund's total return was 2.64%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*


                                                      PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
----------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                          0.07             6.22              6.72
Return After Taxes on Distributions                         (1.88)            4.03              4.28
Return After Taxes on Distributions and Sale of
Fund Shares                                                  0.31             4.02              4.26

CLASS B SHARES
Return Before Taxes                                         (0.87)            6.19              6.86

CLASS C SHARES
Return Before Taxes                                          3.00             6.61              6.92

LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^         4.34             7.71              7.72

LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                           4.29             7.33              7.21


After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*                 4.50                NONE                NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
AS % OF LOWER OF ORIGINAL PURCHASE PRICE
OR REDEMPTION PROCEEDS                                    NONE**              5.00                1.00

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                  CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.30              0.30               0.30
DISTRIBUTION (RULE 12b-1) FEES              0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                    0.25              0.25               0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                             0.75              1.50               1.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect for the entire most recent fiscal year, rather than since February 19, 2005, the effective date of such agreement.


(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75%, 1.50% and 1.50%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------
CLASS A SHARES* ($)
CLASS B SHARES** ($)                                                ***
CLASS C SHARES** ($)


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------
CLASS B SHARES ($)                                                   ***
CLASS C SHARES ($)


*   Assumes sales charge is deducted when shares are purchased.

**  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 52-59.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market and high yield components have no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.


The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar (range 0-25%)

- 35% public/private mortgages (range 20-45%)

- 23% public/private corporates (range 5-25%)

- 15% emerging markets (range 0-25%)

- 15% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection.


The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may also invest in high-quality, short-term money market instruments. The Fund may invest in shares of other investment companies, including shares of affiliated money market funds.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest- paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. Investors should be prepared for risks that exceed those of more traditional bond funds.


The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

- want an investment that pays monthly dividends

- want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- have a short-term investment horizon

- are adverse to below investment grade securities

- require stability of principal

- are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)


1998    2.31%
1999    2.08%
2000    7.55%
2001    2.60%
2002    5.14%
2003    8.40%
2004    6.22%

BEST QUARTER 4th quarter, 2002         3.76%

WORST QUARTER 3rd quarter, 2001       -2.01%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 3/17/97 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

(1) The Fund's fiscal year end is 8/31.


(2) For the period January 1, 2005 through September 30, 2005, the Fund's total return was 3.84%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)

                                                                PAST 1 YEAR     PAST 5 YEARS      LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    1.44             4.98              4.82
Return After Taxes on Distributions                                   (0.30)            2.47              2.27
Return After Taxes on Distributions and Sale of Fund Shares            0.89             2.67              2.49

CLASS B SHARES(2)
Return Before Taxes                                                    1.22             5.65              5.44

CLASS C SHARES(2)
Return Before Taxes                                                    5.22             5.96              5.44

LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   4.34             7.71              7.27

LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     8.64             6.71              5.73

The after-tax returns are shown only for the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for those classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.
(1) The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.

(2) The performance for the period before Class B and Class C Shares were launched on 2/18/05 is based on the performance of Class A Shares of the Fund. The actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A Shares and the estimated expenses for Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                             CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      4.50              NONE              NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE**            5.00              1.00

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                              2.00              2.00              2.00


 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                                 CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
---------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                            0.45               0.45               0.45
DISTRIBUTION (RULE 12b-1) FEES                                             0.25               0.75               0.75
SHAREHOLDER SERVICE FEES                                                   0.25               0.25               0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                            1.15               1.65               1.65



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect for the entire most recent fiscal year, rather than since February 19, 2005, the effective date of such agreement.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.15%, 1.65% and 1.65%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses through 12/31/06, and 2.25%, through 2/18/15 for Class A Shares, and total annual operating expenses thereafter for Class B and Class C Shares.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                   1 YEAR           3 YEARS           5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                                           ***

CLASS C SHARES** ($)


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                                   1 YEAR           3 YEARS           5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                                                                             ***

CLASS C SHARES ($)


  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN REAL RETURN FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as strategies, please see pages 52-59.

THE FUND'S OBJECTIVE

The Fund seeks to maximize inflation protected return.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation linked swaps, options, futures contracts, and other derivatives. "Real Return" means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers.

Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically for inflation using the Consumer Price Index for all Urban Consumers (CPI). Inflation-linked securities of foreign issuers are generally indexed to the inflation rates in their respective economies.

The portfolio will utilize conventional fixed income strategies including duration management; credit, sector, and yield curve management; and relative value trading. Further, the portfolio will actively manage the inflation protection components using a variety of strategies and tools. These will be primarily (but not limited to) U.S. and foreign government inflation-linked securities and inflation-based derivatives.

As part of its main investment strategy, the Fund may invest a significant portion of its assets in derivatives. Derivatives are investments that have a value based on another investment, exchange rate or index.

The Fund may also use futures contracts, options, and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to provide inflation-protection, maintain interest rate, sector and yield curve exposure, hedge various investments and for risk management purposes and to increase income and gain.

There is no restriction on the maturity of the Fund's portfolio or on any individual securities in the portfolio. The adviser will manage the Fund's duration according to changes in the market.

The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody's Investor Service, Inc. (Moody's), Standard and Poor's Corporation (S&P), Fitch Rating (Fitch) or the equivalent by another national rating organization. Up to 10% of total assets may be invested in securities rated below investment grade (junk bonds). The Fund may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

Up to 30% of the Fund's total assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries and emerging markets. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund also may invest in non-inflation linked government bonds, global government securities, mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, corporate bonds, dollar denominated foreign securities, non-dollar denominated securities, commodity related instruments and real estate securities, that the adviser believes will maximize total return, with respect to both income and capital gains. The Fund may engage in short sales.

The Fund may invest in shares of other investment companies, including shares of affiliated investment companies.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest is adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund's investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI or other relevant index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Securities issued by the U.S. Treasury, including TIPS, are guaranteed by the direct full faith and credit pledge of the U.S. government. However, not all securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, including inflation-linked securities, are backed by the full faith and credit of the U.S. government as to payment of interest and repayment of principal. Some of these securities are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the agency or instrumentality. The Fund may invest in inflation-linked securities issued or guaranteed by U.S. government agencies or instrumentalities including Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), or the Federal Home Loan Bank. Indebtedness of these issuers is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Furthermore, since securities in which the Fund invests combine the risks of emerging market and derivatives, its performance is likely to be more volatile than that of other fixed income funds. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.

In addition to securities issued by the U.S. government, its agencies and instrumentalities, the Fund may also invest in inflation-linked securities issued by municipalities, foreign governments, and corporations. These securities are subject to risks associated with inflation-linked securities in general as well as risks that are specific to the type of issuer such as credit and default risk, risks associated with municipal securities and foreign issuer risk.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund uses derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.

In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

The Fund may also be subject to the risk that its inflation-linked derivative contracts will be with a limited number of counterparties. This may result in certain concentration risk, including counterparty liquidity, deflation and pricing risk.

Investments in mortgage-backed, asset-backed, and mortgage-related securities such as collateralized mortgage obligations involve risk of loss due to pre-payments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying investments. The Fund's mortgage-related securities are sensitive to changes in interest rates and may be volatile. Certain types of mortgage-related securities such as interest-only and principal-only mortgage-backed securities and collateralized mortgage obligations may be more volatile than other types of mortgage-backed securities and subject to a higher risk of nonpayment.

The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments, which do not involve borrowing a security.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. The Fund may invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   are pursuing a goal of inflation protection

-   want to add an income investment to further diversify a portfolio

The Fund is NOT designed for investors who:

-   are investing for aggressive long-term growth

-   require stability of principal

THE FUND'S PAST PERFORMANCE

The Fund commenced operations on September 1, 2005 and therefore, does not have a full year of reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.(1) An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

(1) The Fund's fiscal year end is 8/31.

ESTIMATED EXPENSES FOR CLASS A AND CLASS C SHARES

The estimated expenses of Class A and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)



                                                                 CLASS A SHARES     CLASS C SHARES
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*                                                4.50               NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                          NONE**             1.00



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS C ASSETS)



                                                                 CLASS A SHARES     CLASS C SHARES
--------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                            0.35               0.35
DISTRIBUTION (RULE 12b-1) FEES                                             0.25               0.75
SHAREHOLDER SERVICE FEES                                                   0.25               0.25
OTHER EXPENSES(1)                                                          0.42               0.42

TOTAL ANNUAL OPERATING EXPENSES                                            1.27               1.77
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.37)             (0.37)

NET EXPENSES(2)                                                            0.90               1.40



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.90% and 1.40%, respectively, of their average daily net assets from 8/1/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:



                                                                         1 YEAR            3 YEARS
--------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                                         538                784

CLASS C SHARES** ($)                                                        243                509



IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:



                                                                         1 YEAR            3 YEARS
--------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                                         538                784

CLASS C SHARES ($)                                                          143                509



 *  Assumes sales charge is deducted when shares are purchased.

**  Assumes applicable deferred sales charge is deducted when shares are sold.

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 52-59.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


Up to 25% of Assets may be invested in foreign debt securities, including debt securities denominated in foreign currencies. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, including at least 75% "A" or better. Up to 10% of Assets may be invested in securities rated below investment grade (junk bonds). It may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements. The Fund may invest in shares of other investment companies, including shares of affiliated money market funds.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund may engage in short sales.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


The Fund may invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.

The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments which do not involve borrowing a security.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-   want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-   are investing for aggressive long-term growth

-   require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)


1995      10.58%
1996       9.94%
1997       6.14%
1998       6.84%
1999       2.81%
2000       7.03%
2001       7.05%
2002       5.21%
2003       1.44%
2004       1.20%

BEST QUARTER 2nd quarter, 1995                        3.41%

WORST QUARTER 2nd quarter, 2004                      -1.14%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 1/1/95 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

(1) The Fund's fiscal year end is 8/31.


(2) For the period January 1, 2005 through September 30, 2005, the Fund's total return was 1.03%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                                    PAST 1 YEAR       PAST 5 YEARS      PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                       (1.89)              3.72               4.97
Return After Taxes on Distributions                                       (2.68)              2.16               3.01
Return After Taxes on Distributions and Sale of Fund Shares               (1.23)              2.22               3.02

MERRILL LYNCH 1-3 YEAR TREASURY INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                       0.91               4.93               5.71

LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                         1.60               4.64               5.38

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                                                       CLASS A SHARES
---------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES, SHOWN AS % OF THE
OFFERING PRICE*                                                                                                  3.00

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS %
OF LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                       NONE**

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


MANAGEMENT FEES                                                              0.25
DISTRIBUTION (RULE 12b-1) FEES                                               0.25
SHAREHOLDER SERVICE FEES                                                     0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                              0.75



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect for the entire most recent fiscal year, rather than since February 19, 2005, the effective date of such agreement.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.


                                   1 YEAR           3 YEARS           5 YEARS           10 YEARS
------------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)


*   Assumes sales charge is deducted when shares are purchased.

JPMORGAN SHORT TERM BOND FUND II

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 52-59.


THE FUND'S OBJECTIVE

The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Substantially all of the Fund's investments will be rated investment grade, by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.


The Fund may not invest in equity securities or securities of other investment companies (with the exception of shares of money market funds, including shares of affiliated money market funds).


The Fund's Board of Trustees may change any of these investment policies (but not its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.


The Fund may invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can also be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for Investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Government Bond Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)


1995       8.22%
1996       5.29%
1997       5.82%
1998       5.21%
1999       2.68%
2000       7.13%
2001       7.01%
2002       5.14%
2003       1.34%
2004       1.13%

BEST QUARTER 3rd quarter, 2001                               3.02%

WORST QUARTER 2nd quarter, 2004                             -1.26%

* The performance of Class A Shares for the period before Class A Shares were launched on 5/6/96 is based on the performance of the Select Class Shares of the Fund. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

(1) The Fund's fiscal year end is 8/31.


(2) For the period January 1, 2005 through September 30, 2005, the Fund's total return was 0.64%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                               PAST 1 YEAR       PAST 5 YEARS      PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                  (1.93)              3.67               4.54
Return After Taxes on Distributions                                  (2.68)              2.24               2.75
Return After Taxes on Distributions and Sale of
Fund Shares                                                          (1.26)              2.26               2.75

LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                  1.07               5.11               5.79

LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                    1.60               4.64               5.38

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.

^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                                                  CLASS A SHARES
----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                           3.00

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS %
OF LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                                                                                         NONE**

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


MANAGEMENT FEES                                                                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                              0.25
SHAREHOLDER SERVICE FEES                                                                                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                                                             0.75



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect for the entire most recent fiscal year, rather than since February 19, 2005, the effective date of such agreement.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the Fund's actual returns of Class A Shares and your actual costs may be higher or lower.


                                   1 YEAR           3 YEARS           5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)


* Assumes sales charge is deducted when shares are purchased.

THE FUNDS' MANAGEMENT
  AND ADMINISTRATION


Each Fund, with the exception of Short Term Bond Fund II, is a series of JP Morgan Trust I, a Delaware statutory trust. Short Term Bond Fund II is a series of JPMorgan Mutual Fund Group, a Massachusetts business trust. Each trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/05, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                            %
----------------------------------------------------------------------
BOND FUND

GLOBAL STRATEGIC INCOME FUND

SHORT TERM BOND FUND

SHORT TERM BOND FUND II



The Real Return Fund commenced operations on September 1, 2005. Under the investment advisory agreement, JPMIM is entitled to management fees of 0.35% of average daily net assets.

A discussion of the basis the Board of Trustees of JPMorgan Trust I and JPMorgan Mutual Fund Group used in reapproving the investment advisory agreement for the Funds other than the Real Return Fund is available in the annual report for the year ended August 31, 2005.


THE PORTFOLIO MANAGERS


The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

JPMORGAN BOND FUND. Tim Neumann, managing director and CFA, and Ronald Arons, vice president and CFA, are the portfolio managers for the JPMorgan Bond Fund. Mr. Neumann is the head of Portfolio Management and lead portfolio manager for Core Investment Grade and Core Plus strategies, working with the Macro team and sector teams to deliver account-specific portfolio strategy. He has been an employee of JPMIM since 1997 and has been in the fixed income asset management business since 1986. Prior to joining JPMIM, he worked for Lehman Brothers Global Asset Management, where he served as the portfolio manager for the firm's mortgage-backed securities accounts. Mr. Arons is the lead portfolio manager for Core Investment Grade strategies, responsible for formulating investment strategy and risk management for these portfolios. An employee since 1994, he was previously responsible for the development and distribution of fixed income mutual fund products, as well as for relationship management with a number of the firm's major clients.

JPMORGAN SHORT TERM BOND FUND AND JPMORGAN SHORT TERM BOND FUND II. John Donohue, managing director, Jarred Sherman, vice president and CFA, and David Martucci, vice president, are the portfolio managers for the JPMorgan Short Term Bond Fund and the JPMorgan Short Term Fund II. Mr. Donohue is the global head of the Short Duration Investment Strategy Team. An employee since 1997, his team is responsible for the management of all global taxable money market, enhanced cash and short duration portfolios. Prior to joining the JPMIM, Mr. Donohue was a vice president and senior portfolio manager at Goldman Sachs for ten years. Mr. Sherman is a portfolio manager in the U.S. Short Term Fixed Income Group. An employee since 1999, Mr. Sherman is responsible for the management of enhanced cash and short duration portfolios. Previously, he worked for the Short Term Product Team, where he supported portfolio managers as an investment analyst. Mr. Martucci is a portfolio manager in the U.S. Fixed Income Group. An employee since 2000, Mr. Martucci is responsible for the management of enhanced cash and short duration portfolios. Prior to joining JPMIM, he worked at Chubb Insurance as a professional lines underwriter.

JPMORGAN GLOBAL STRATEGIC INCOME FUND. Jeff Grills, vice president and CFA, and Tim Neumann are the portfolio mangers for the Global Strategic Income Fund. Mr. Grills is responsible for the management of both the dedicated and lower volatility emerging market portfolios. An employee since 1993, he spent two years with the Structured Derivatives Group before moving to the Fixed Income Group. In Fixed Income, Mr. Grills has served as an analyst in the Quantitative Research Group focusing on portfolio construction and risk analysis. Biographical information on Mr. Neumann is described under the JPMorgan Bond Fund.

JPMORGAN REAL RETURN FUND. The portfolio management team for the Real Return Fund is led by Seamus S. Brown, vice president; Ronald Arons, vice president and CFA; and Chris Clasen, vice president and CFA. Mr. Brown is a portfolio manager in the International Fixed Income Group which focuses on global fixed income strategies specializing in the inflation-linked sector. An employee since 1999, he previously worked as a portfolio manager within the US Institutional Portfolio Management Group responsible for credit-constrained Core and Short-Duration mandates. Mr. Clasen is chiefly responsible for relative value strategy in treasuries, agencies, and interest rate swaps in the Liquidity Team, and is also a member of the Duration Strategy Team. Previously, he served as the head of the desk in the International Fixed Income Group in London. An employee since 2000, Mr. Clasen spent his first 2 1/2 years as a trader in the U.S. Fixed Income Trading Group. Biographical information for Mr. Arons is described under the JPMorgan Bond Fund.

The Funds' Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

THE FUNDS' ADMINISTRATOR


JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES


JPMIM, the Funds' Distributor, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial

Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and the Funds' Distributor may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-   Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?

Class A, Class B and Class C shares may be purchased by the general public.

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?

This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an upfront sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-   JPMorgan Funds; or

-   The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-   Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charge for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The tables below show the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

If you buy Class A Shares of the JPMORGAN SHORT TERM BOND FUND or the JPMORGAN SHORT TERM BOND FUND II, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.

TOTAL SALES CHARGE FOR FUNDS

                              SALES
                             CHARGE            SALES
                             AS A %           CHARGE       COMMISSION
                             OF THE           AS A %        AS A % OF
AMOUNT OF                  OFFERING          OF YOUR         OFFERING
PURCHASES                     PRICE       INVESTMENT            PRICE
---------------------------------------------------------------------
LESS                           3.00             3.09             2.70
THAN $100,000

$100,000-
$249,999                       2.50             2.56             2.18

$250,000-
$499,999                       2.00             2.04             1.64

$500,000-
$999,999                       1.50             1.52             1.20

$1,000,000
OR MORE*                       NONE             NONE               **

* There is no front-end sales charge for investments of $1 million or more in a Fund.

** If you purchase $1 million or more of Class A Shares of the JPMorgan Short Term Bond Fund or the JPMorgan Short Term Bond Fund II and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of either of those Funds during the first 12 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 0.50% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

If you buy Class A Shares of the JPMORGAN BOND FUND, JPMORGAN GLOBAL STRATEGIC INCOME FUND, or JPMORGAN REAL RETURN FUND, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.


TOTAL SALES CHARGE FOR FUNDS


                              SALES
                             CHARGE            SALES
                             AS A %           CHARGE       COMMISSION
                             OF THE           AS A %        AS A % OF
AMOUNT OF                  OFFERING          OF YOUR         OFFERING
PURCHASES                     PRICE       INVESTMENT            PRICE
---------------------------------------------------------------------
Less                           4.50             4.71             4.05
than $100,000

$100,000-
$249,999                       3.50             3.63             3.05

$250,000-
$499,999                       2.50             2.56             2.05

$500,000-
$999,999                       2.00             2.04             1.60

$1,000,000
or more*                       NONE             NONE               **


 * There is no front-end sales charge for investments of $1 million or more in a Fund.


** If you purchase $1 million or more of Class A Shares of the JPMorgan Bond Fund, JPMorgan Global Strategic Income Fund or JPMorgan Real Return Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds between 12 and 24 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.


REDUCING YOUR CLASS A SALES CHARGES

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPmorgan FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.  Your account(s);

2.  Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.  Trust accounts established by any of the individuals in items (1) through
    (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.  Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

    -   The JPMorgan Funds.

    -   JPMorgan Chase and its subsidiaries and affiliates.

4.  Bought by employees of:

    - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

    - Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares).

    -   Washington Management Corporation and its subsidiaries and affiliates.

5.  Bought by:

    - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

    - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

    - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

    - Tuition programs that qualify under Section 529 of the Internal Revenue Code.

    - A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

    - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

    -   Employer-sponsored health savings accounts established pursuant to
        Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.  Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11. Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES


Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares of the JPMorgan Bond Fund or the JPMorgan Global Strategic Income Fund within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:


                            CDSC AS A % OF
YEARS                        DOLLAR AMOUNT
SINCE PURCHASE           SUBJECT TO CHARGE
------------------------------------------
0-1                                   5.00
1-2                                   4.00
2-3                                   3.00
3-4                                   3.00
4-5                                   2.00
5-6                                   1.00
More than 6                           NONE

If you redeem Class B shares of the JPMorgan Short Term Bond Fund or JPMorgan Short Term Bond Fund II within four years of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

                            CDSC AS A % OF
YEARS                        DOLLAR AMOUNT
SINCE PURCHASE           SUBJECT TO CHARGE
------------------------------------------
0-1                                   3.00
1-2                                   3.00
2-3                                   2.00
3-4                                   1.00
More than 4                           NONE

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the JPMorgan Bond Fund, the JPMorgan Bond Fund II, the JPMorgan Global Strategic Income Fund, the JPMorgan Strategic Income Fund or the JPMorgan U.S. Treasury Income Fund.

CONVERSION FEATURE

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

                            CDSC AS A % OF
YEARS                        DOLLAR AMOUNT
SINCE PURCHASE           SUBJECT TO CHARGE
------------------------------------------
0-1                                   1.00
After first year                      NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES


No CDSC is imposed on Class C Share redemptions of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of first the sale or distribution. Appropriate documentation may be required.


To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2. Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, Short Term Municipal Bond Fund and Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-   The Fund receives the request by 4:00 p.m. ET.

-   You have contacted your Financial Intermediary, if necessary.

-   All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.  A financial institution; or

2.  Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If you own Class A, Class B or Class C Shares and a Fund or Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?


If you sell your shares of the JPMorgan Global Strategic Income Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.


The redemption fees are paid to the JPMorgan Global Strategic Income Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.


The Funds often do not have direct access to shareholder information and are dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Funds that assess redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial

Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-   Select the "Systematic Withdrawal Plan" option on the Account Application.

-   Specify the amount you wish to receive and the frequency of the payments.

-   You may designate a person other than yourself as the payee.

-   There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

- Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.


NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.  Trading on the NYSE is restricted;

2.  The NYSE is closed (other than weekend and holiday closings);

3.  Federal securities laws permit;

4.  The SEC has permitted a suspension; or

5.  An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Funds make net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-   reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Distributions are taxable to you even if they are paid from income or gains earned by the Income Funds before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Funds will not receive the principal, including any increases thereto, until maturity. Thus, the Funds may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy their distribution requirements and to eliminate tax at the Fund level.

A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in certain foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


Each Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN
  INCOME FUNDS

                                                               /X/ Permitted
                                                               / / Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


                                                                                            GLOBAL                SHORT      SHORT
                                                                                           STRATEGIC     REAL     TERM       TERM
                                                  RELATED TYPES OF RISK          BOND       INCOME      RETURN    BOND      BOND II
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream     credit, interest rate,         /X/         /X/          /X/      /X/       /X/
of payments from specific assets, such as auto    market, prepayment
or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of       credit, currency, liquidity,   /X/         /X/          /X/      /X/       /X/
deposit, time deposits and bankers'               political
acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt        credit, currency, interest     /X/         /X/          /X/      /X/       /X/
issued by domestic and foreign banks or           rate, liquidity, market,
corporations. These securities are usually        political
discounted and are rated by S&P, Moody's or
other nationally recognized statistical rating
organizations.

CONVERTIBLE SECURITIES Domestic and foreign       credit, currency, interest     /X/         /X/          / /      /X/       / /
debt securities that can be converted into        rate, liquidity, market,
equity securities at a future time and price.     political, valuation

CORPORATE BONDS Debt securities of domestic       credit, currency, interest     /X/         /X/          /X/      /X/       /X/
and foreign industrial, utility, banking and      rate, liquidity, market,
other financial institutions.                     political, valuation

FOREIGN SECURITIES Securities issued by           market, political,             /X/         /X/          /X/      /X/       /X/
foreign companies as well as commercial paper     liquidity, foreign investment
of foreign issuers and obligations of foreign
banks, overseas branches of U.S. banks and
supranational entities. Includes American
Depositary Receipts, Global Depositary
Receipts, American Despositary Securities and
European Depositary Receipts.

HIGH YIELD SECURITIES Debt securities rated       credit, currency, interest     /X/         /X/          /X/      /X/       /X/
below investment grade also known as "junk        rate, liquidity, market,
bonds" and "non-investment grade bonds." These    political, portfolio
securities generally are rated in the fifth or    quality, valuation
lower rating categories (for example, BB or
lower by Standard & Poor's Ratings Service and
Ba or lower by Moody's Investors Services,
Inc.).

INFLATION-LINKED SECURITIES Fixed and floating    credit, currency, interest     /X/         /X/          /X/      /X/       /X/
rate debt securities, the principal or            rate
interest of which is adjusted periodically to
a specified rate of inflation.

MORTGAGES (DIRECTLY HELD) Domestic debt           credit, environmental,         /X/         /X/          /X/      /X/       / /
instrument which gives the lender a lien on       extension, interest rate,
property as security for the loan payment.        liquidity, market, natural
                                                  event, political,
                                                  prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and           credit, currency, extension,   /X/         /X/          /X/      /X/       /X/
foreign securities (such as Federal Home Loan     interest rate, leverage,
Banks, Freddie Macs, Fannie Maes) which           market, political, prepayment
represent interests in pools of mortgages,
whereby the principal and interest paid every
month is passed through to the holder of the
securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and    currency, extension,           /X/(1)      /X/(1)       /X/(1)   /X/(1)    /X/(1)
foreign mortgage-backed securities with the       interest rate, leverage,
promise to purchase similar securities at a       liquidity, market,
later date. Segregated liquid assets are used     political, prepayment
to offset leverage risk.

PARTICIPATION INTERESTS Interests that            credit, currency, extension,   /X/         /X/          /X/      /X/       /X/
represent a share of bank debt or similar         interest rate, liquidity,
securities or obligations.                        political, prepayment

PRIVATE PLACEMENTS Bonds or other investments     credit, interest rate,         /X/         /X/          /X/      /X/       /X/
that are sold directly to an institutional        liquidity, market, valuation
investor.

REITs AND OTHER REAL-ESTATE RELATED               credit, interest rate,         /X/         /X/          /X/      /X/       /X/
INSTRUMENTS Securities of issuers that invest     liquidity, market, natural
in real estate or are secured by real estate.     event, prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the       credit                         /X/         /X/          /X/      /X/       /X/
Fund agrees to purchase a security and resell
it to the seller on a particular date and at a
specific price.

REVERSE REPURCHASE AGREEMENTS Contracts           credit, leverage               /X/(1)      /X/(1)       /X/(1)   /X/(1)    /X/(1)
whereby the Fund sells a security and agrees
to repurchase it from the buyer on a
particular date and at a specific price.
Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF           credit, currency, interest     /X/         /X/          /X/      /X/       / /
SUPRANATIONAL ORGANIZATIONS Dollar- or            rate, market, political
non-dollar-denominated securities issued by
foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a party       credit, currency, interest     /X/         /X/          /X/      /X/       /X/
agrees to exchange periodic payments with a       rate, leverage, market,
counterparty. Segregated liquid assets are        political, valuation
used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities,       credit, interest rate,         /X/         /X/          /X/      /X/       /X/
generally issued as general obligation and        market, natural event,
revenue bonds, whose interest is exempt from      political
federal taxation and state and/or local taxes
in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments       interest rate                  /X/         /X/          /X/      /X/       /X/
(Treasury bills, notes and bonds) guaranteed
by the U.S. government for the timely payment
of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT     credit, currency, interest     /X/         /X/          /X/      /X/       /X/
SECURITIES Domestic and foreign securities        rate, liquidity, market,
offering non-cash or delayed-cash payment.        political, valuation
Their prices are typically more volatile than
those of some other debt instruments and
involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:
CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.


FOREIGN INVESTMENT RISK The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.


INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.


PORTFOLIO QUALITY RISK The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.


PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS


This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

-    Each Fund's share price, yield and    -    Bonds have generally outperformed     -    Under normal circumstances the
     total return will fluctuate in             money market investments over the          Funds plan to remain fully invested
     response to bond market movements          long term, with less risk than             in bonds and other fixed-income
                                                stocks                                     securities and may invest
-    The value of most bonds will fall                                                     uninvested cash in affiliated money
     when interest rates rise; the longer  -    Most bonds will rise in value when         market funds
     a bond's maturity and the lower its        interest rates fall
     credit quality, the more its value                                               -    Bond investments may include U.S.
     typically falls                       -    Mortgage-backed and asset-backed           and foreign corporate and
                                                securities and direct mortgages can        government bonds, mortgage-backed
-    Adverse market, economic, political        offer attractive returns                   and asset-backed securities,
     or other conditions may from time to                                                  convertible securities,
     time cause a Fund to take temporary                                                   participation interests and private
     defensive positions that are                                                          placements
     inconsistent with its principal
     investment strategies and may hinder                                             -    The Funds seek to limit risk and
     a Fund from achieving its investment                                                  enhance total return or yields
     objective                                                                             through careful management, sector
                                                                                           allocation, individual securities
-    Mortgage-backed and asset-backed                                                      selection and duration management
     securities (securities representing
     an interest in, or secured by, a                                                 -    During severe market downturns, the
     pool of mortgages or other assets                                                     Funds have the option of investing
     such as receivables) and direct                                                       up to 100% of assets in high
     mortgages could generate capital                                                      quality short-term instruments
     losses or periods of low yields if
     they are paid off substantially                                                  -    The adviser monitors interest rate
     earlier or later than anticipated                                                     trends, as well as geographic and
                                                                                           demographic information related to
                                                                                           mortgage-backed securities and
                                                                                           mortgage prepayments

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
CREDIT QUALITY

-    The default of an issuer would leave  -    Investment-grade bonds have a lower   -    Each Fund maintains its own
     a Fund with unpaid interest or             risk of default                            policies for balancing credit
     principal                                                                             quality against potential yields
                                                Junk bonds offer higher yields and         and gains in light of its
-    Junk bonds (those rated BB, Ba or     -    higher potential gains                     investment goals
     lower) have a higher risk of
     default, tend to be less liquid and                                              -    The adviser develops its own
     may be more difficult to value                                                        ratings of unrated securities and
                                                                                           makes a credit quality
                                                                                           determination for unrated securities

FOREIGN INVESTMENTS

-    A Fund could lose money because of    -    Foreign bonds, which represent a      -    Foreign bonds are a primary
     foreign government actions,                major portion of the world's fixed         investment only for Global
     political instability or lack of           income securities, offer attractive        Strategic Income Fund and may be a
     adequate and accurate information          potential performance and                  significant investment for Bond
                                                opportunities for diversification          Fund, Short Term Bond, Short Term
-    Currency exchange rate movements                                                      Bond Fund II and Real Return Funds
     could reduce gains or create losses   -    Favorable exchange rate movements
                                                could generate gains or reduce        -    To the extent that a Fund invests
-    Currency and investment risks tend         losses                                     in foreign bonds, it may manage the
     to be higher in emerging markets;                                                     currency exposure of its foreign
     these markets also present higher     -    Emerging markets can offer higher          investments relative to its
     liquidity and valuation risks              returns                                    benchmark, and may hedge a portion
                                                                                           of its foreign currency exposure
                                                                                           into the U.S. dollar from time to
                                                                                           time The Bond, Global Strategic
                                                                                           Income, Real Return and Short-Term
                                                                                           Bond Funds may also use forward
                                                                                           foreign currency contracts for risk
                                                                                           management purposes and/or to
                                                                                           increase income and gain by
                                                                                           establishing or adjusting exposure
                                                                                           to particular foreign securities,
                                                                                           markets or currencies. (see also
                                                                                           "Derivatives"); these currency
                                                                                           management techniques may not be
                                                                                           available for certain emerging
                                                                                           markets investments

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-    When a Fund buys securities before    -    A Fund can take advantage of          -    The Funds segregate liquid
     issue or for delayed delivery, it          attractive transaction opportunities       assets to offset leverage risks
     could be exposed to leverage risk if
     it does not segregate liquid assets

MANAGEMENT CHOICES

-    A Fund could underperform its         -    A Fund could outperform its           -    The adviser focuses its active
     benchmark due to its sector,               benchmark due to these same choices        management on those areas where it
     securities or duration choices                                                        believes its commitment to research
                                                                                           can most enhance returns and manage
                                                                                           risks in a consistent way

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

-    Derivatives such as futures,          -    Hedges that correlate well with      -     The Funds use derivatives, such as
     options, swaps and forward foreign         underlying positions can reduce or         futures, options, swaps and forward
     currency contracts(1) that are used        eliminate losses at low cost               foreign currency contracts for hedging
     for hedging the portfolio or                                                          and for risk management and with
     specific securities may not fully     -    A Fund could make money and protect        respect to the Funds other than Short
     offset the underlying positions            against losses if management's             Term Bond Fund II, to increase income
     and this could result in losses to         analysis proves correct                    or gain (i.e., to adjust duration or
     the Fund that would not have                                                          yield curve exposure or to establish or
     otherwise occurred*                   -    Derivatives that involve leverage          adjust exposure to particular
                                                could generate substantial gains at        securities, markets or currencies);
-    A Fund may have difficulty exiting         low cost                                   risk management may include management
     a derivatives position.                                                               of a Fund's exposure relative to its
                                                                                           benchmark
-    Derivatives used for risk
     management may not have the                                                      -    The Funds only establish hedges that
     intended effects and may result in                                                    they expect will be highly correlated
     losses or missed opportunities                                                        with underlying positions

-    The counterparty to a derivatives                                                -    While the Funds may use derivatives
     contract could default                                                                that incidentally involve leverage,
                                                                                           they do not use them for the specific
-    Certain types of derivatives                                                          purpose of leveraging their portfolios
     involve costs to the Funds which
     can reduce returns                                                               -    The Funds may use derivatives to
                                                                                           increase income or gain
-    Derivatives that involve leverage
     could magnify losses

-    Derivatives used for non-hedging
     purposes could cause losses that
     exceed the original investment

-    Derivatives may, for tax purposes,
     affect the character of gain and
     loss realized by a Fund,
     accelerate recognition of income
     to a Fund, affect the holding
     period of a Fund's assets and
     defer recognition of certain of a
     Fund's losses



* The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING

-    When a Fund lends a security, there   -    A Fund may enhance income through     -    The adviser maintains a list of
     is a risk that the loaned securities       the investment of the collateral           approved borrowers
     may not be returned if the borrower        received from the borrower
     or the lending agent defaults                                                    -    The Funds receive collateral equal to
                                                                                           at least 100% of the current value of
-    The collateral will be subject to                                                     securities loaned plus accrued interest
     the risks of the securities in which
     it is invested                                                                   -    The lending agents indemnify a Fund
                                                                                           against borrower default

                                                                                      -    The adviser's collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment to
                                                                                           minimize losses

                                                                                      -    Upon recall, the borrower must return
                                                                                           the securities loaned within the normal
                                                                                           settlement period

ILLIQUID HOLDINGS

-    A Fund could have difficulty valuing  -    These holdings may offer more         -    No Fund may invest more than 15% of net
     these holdings precisely                   attractive yields or potential             assets in illiquid holdings
                                                growth than comparable widely
-    A Fund could be unable to sell these       traded securities                     -    To maintain adequate liquidity to meet
     holdings at the time or price desired                                                 redemptions, each Fund may hold high
                                                                                           quality short-term instruments
                                                                                           (including repurchase agreements for
                                                                                           all the Funds) and, for temporary or
                                                                                           extraordinary purposes, may borrow from
                                                                                           banks up to 33 1/3% of the value of its
                                                                                           total assets or draw on a line of credit

SHORT-TERM TRADING

-    Increased trading would raise a       -    A Fund could realize gains in a       -    The Funds may use short-term trading to
     Fund's transaction costs                   short period of time                       take advantage of attractive or
                                                                                           unexpected opportunities or to meet
-    Increased short-term capital gains    -    A Fund could protect against               demands generated by shareholder
     distributions would raise                  losses if a bond is overvalued             activity
     shareholders' income tax liability         and its value later falls

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SHORT SELLING

-    The Bond Fund, Real Return Fund and   -    A Fund could make money and           -    A Fund sets aside liquid assets in
     Short Term Bond Fund may engage in         protect against losses if                  segregated or broker accounts to cover
     short sellings                             management's analysis proves               short positions and offset a portion of
                                                correct                                    the leverage risk
-    Short sales may not have the
     intended effects and may result in    -    Short selling may allow a Fund to     -    A Fund makes short sales through
     losses                                     generate positve returns in                brokers that the adviser has determined
                                                declining markets                          to be highly creditworthy
-    A Fund may not be able to close out
     a short position at a particular
     time or at an acceptable price

-    A Fund may not be able to borrow
     certain securities to sell short,
     resulting in missed opportunities

-    Segregated accounts with respect to
     short sales may limit a Fund's
     investment flexibility

-    Short sales involve leverage risk,
     credit exposure to the brokers that
     execute the short sale and retain
     the proceeds, have no cap on maximum
     losses and gains are limited to the
     price of the stock at the time of
     the short sale

-    If the SEC staff changes its current
     policy of permitting brokers
     executing a Fund's short sales to
     hold proceeds of such short sales,
     the cost of such transactions would
     increase significantly and a Fund
     may be required to cease operations
     or change its investment objective

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.). became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

JPMIM--RELATED PERFORMANCE OF SEPARATELY MANAGED ACCOUNTS


In addition to acting as investment adviser to the Real Return Fund, JPMIM manages separate accounts using a real return strategy. The following table shows the historical performance of all accounts managed by JPMIM, which have substantially similar investment objectives, policies, strategies and risks to the Real Return Fund. The composite is provided to illustrate the past performance of JPMIM in managing substantially similar accounts. PLEASE NOTE THAT THIS COMPOSITE DOES NOT REPRESENT THE PERFORMANCE OF THE REAL RETURN FUND. ALTHOUGH THE ACCOUNTS IN THE COMPOSITE ARE MANAGED IN A SUBSTANTIALLY SIMILAR STYLE TO THE REAL RETURN FUND, THEIR INVESTMENT OBJECTIVES, POLICIES, STRATEGIES AND RISKS ARE NOT IDENTICAL. THE ACCOUNTS IN THE COMPOSITE LIMIT THEIR INVESTMENTS TO DOMESTIC INFLATION PROTECTED SECURITIES. ALTHOUGH THE REAL RETURN FUND PRIMARILY INVESTS IN DOMESTIC INFLATION PROTECTED SECURITIES, IT MAY ALSO INVEST UP TO THIRTY PERCENT OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, AND MAY ALSO INVEST IN DERIVATIVES AND OTHER INVESTMENTS IN SEEKING TO PROVIDE INFLATION PROTECTED RETURN. YOU SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE REAL RETURN FUND OR JPMIM. The accounts that are included in the composites are not subject to the same types of expenses to which the Real Return Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Real Return Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the composites presented below are unaudited. The investment results or the composites were not calculated pursuant to the methodology established by the Securities and Exchange Commission that is used to calculate performance results of the Real Return Fund. Rather, the performance results for the composites were calculated on a time weighted basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. The returns included in the composite reflect the deduction of the Fund's current estimated total annual Fund operating expenses absent any fee waivers or expense reimbursements. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage or derivatives. Investors should also be aware that the use of a methodology different from what is used below to calculate performance could result in different performance data.



                                                LEHMAN BROTHERS
                                 US TIPS           GLOBAL US
CALENDAR YEAR                  COMPOSITE(1)      TIPS INDEX(2)
--------------------------------------------------------------
2003
2004

                                                LEHMAN BROTHERS
                                 US TIPS           GLOBAL US
ANNUALIZED PERIOD              COMPOSITE(1)      TIPS INDEX(2)
---------------------------------------------------------------
1 YR. ENDED ____
3 YR. ENDED ____
INCEPTION (THROUGH 10/__/05)



(1) The information presented is for the JPMIM US TIPS Composite. The inception date of the composite is _______________. The composite contains information from all of the separate accounts managed in a substantially similar manner as the Real Return Fund. The net performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions. The composite performance has been adjusted to reflect the total annual fund operating expenses for Class A Shares including any contractual fee waivers or expense reimbursements.
(2) The Lehman Brothers Global US TIPS Index is an unmanaged index that includes _____________________. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request. Because Class B and Class C Shares of the Global Strategic Income Fund and Class A and Class C Shares of the Real Return Fund had not commenced operations as of the end of the Funds' last fiscal year, financial highlights for those classes are not included in this prospectus.


CLASS A SHARES


                                                                 PER SHARE OPERATING PERFORMANCE:
                                 -------------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                              ---------------------------------------   ------------------------------------------
                                                               NET GAINS
                                                             (LOSSES) ON
                                  NET ASSET          NET      SECURITIES                 DIVIDENDS
                                     VALUE,   INVESTMENT           (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                  BEGINNING       INCOME    REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                  OF PERIOD       (LOSS)     UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
BOND FUND
Year Ended 8/31/05
Year Ended 8/31/04               $    10.03         0.32            0.32         0.64         0.32            0.30            0.62
Year Ended 8/31/03               $    10.07         0.40            0.04         0.44         0.40            0.08            0.48
11/1/01 Through 8/31/02^^        $    10.08         0.31            0.05         0.36         0.31            0.06            0.37
9/10/01** Through 10/31/01       $     9.89         0.06^           0.20         0.26         0.07              --            0.07

GLOBAL STRATEGIC INCOME FUND
Year Ended 8/31/05
Year Ended 8/31/04               $     8.92         0.48^           0.15         0.63         0.47              --            0.47
Year Ended 8/31/03               $     8.64         0.40^           0.31         0.71         0.43              --            0.43
11/1/01 Through 8/31/02^^        $     8.91         0.55           (0.33)        0.22         0.47            0.02            0.49
9/10/01** Through 10/31/01       $     9.13         0.09^          (0.22)       (0.13)        0.09              --            0.09

SHORT TERM BOND FUND
Year Ended 8/31/05
Year Ended 8/31/04               $     9.85         0.20           (0.01)        0.19         0.20              --            0.20
Year Ended 8/31/03               $    10.03         0.24           (0.03)        0.21         0.25            0.14            0.39
11/1/01 Through 8/31/02^^        $    10.01         0.27            0.05         0.32         0.26            0.04            0.30
9/10/01** Through 10/31/01       $     9.87         0.05^           0.15         0.20         0.06              --            0.06


^^  The fund changed its fiscal year end from October 31 to August 31.
**  Commencement of offering of class of shares.
 ^  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b) Not annualized for periods less than one year.

                                 PER SHARE OPERATING
                                     PERFORMANCE:                              RATIOS/SUPPLEMENTAL DATA:
                                 --------------------       --------------------------------------------------------------
                                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                                                            ----------------------------------------------
                                                            NET ASSETS,                        NET                EXPENSES
                                  NET ASSET                      END OF                 INVESTMENT        WITHOUT WAIVERS,
                                 VALUE, END    TOTAL             PERIOD          NET        INCOME          REIMBURSEMENTS
                                  OF PERIOD   RETURN (1)(b)  (MILLIONS)     EXPENSES        (LOSS)    AND EARNINGS CREDITS
BOND FUND
Year Ended 8/31/05
Year Ended 8/31/04               $    10.05     6.61%       $         3         0.75%         3.19%                   1.88%
Year Ended 8/31/03               $    10.03     4.32%       $         2         0.75%         3.86%                   1.59%
11/1/01 Through 8/31/02^^        $    10.07     3.72%       $         1         0.75%         3.59%                   5.64%
9/10/01** Through 10/31/01       $    10.08     2.63%       $        --+        0.75%         3.93%                  10.75%

GLOBAL STRATEGIC INCOME FUND
Year Ended 8/31/05
Year Ended 8/31/04               $     9.08     7.20%       $         1         1.27%(o)      5.31%                   4.23%
Year Ended 8/31/03               $     8.92     8.33%       $        --+        1.25%         4.45%                   7.26%
11/1/01 Through 8/31/02^^        $     8.64     2.54%       $        --+        1.25%         6.20%                  35.90%!!
9/10/01** Through 10/31/01       $     8.91    (2.30%)      $        --+        1.25%         6.99%                  11.01%

SHORT TERM BOND FUND
Year Ended 8/31/05
Year Ended 8/31/04               $     9.84     1.92%       $         3         0.75%         2.00%                   1.17%
Year Ended 8/31/03               $     9.85     2.08%       $         9         0.75%         2.39%                   1.10%
11/1/01 Through 8/31/02^^        $    10.03     3.18%       $        10         0.75%         3.01%                   1.00%
9/10/01** Through 10/31/01       $    10.01     2.01%       $         2         0.75%         3.62%                  10.76%

                                      RATIOS/SUPPLEMENTAL DATA:
                                 ----------------------------------
                                   RATIOS TO AVERAGE
                                     NET ASSETS: #
                                 --------------------
                                       NET INVESTMENT
                                        INCOME (LOSS)
                                     WITHOUT WAIVERS,     PORTFOLIO
                                       REIMBURSEMENTS      TURNOVER
                                 AND EARNINGS CREDITS          RATE (b)
BOND FUND
Year Ended 8/31/05
Year Ended 8/31/04                               2.06%          571%
Year Ended 8/31/03                               3.02%          679%
11/1/01 Through 8/31/02^^                       (1.30%)         572%
9/10/01** Through 10/31/01                      (6.07%)         423%

GLOBAL STRATEGIC INCOME FUND
Year Ended 8/31/05
Year Ended 8/31/04                               2.35%          152%
Year Ended 8/31/03                              (1.56%)         248%
11/1/01 Through 8/31/02^^                      (28.45%)!!       178%
9/10/01** Through 10/31/01                      (2.77%)         107%

SHORT TERM BOND FUND
Year Ended 8/31/05
Year Ended 8/31/04                               1.58%          261%
Year Ended 8/31/03                               2.04%          386%
11/1/01 Through 8/31/02^^                        2.76%          215%
9/10/01** Through 10/31/01                      (6.39%)         160%


 +  Amount rounds to less than one million.
 #  Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(o) Includes interest expense for custody overdraft of 1 basis point.

CLASS A SHARES


                                                          PER SHARE OPERATING PERFORMANCE:
                           -----------------------------------------------------------------------------------------
                                         INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                       -------------------------------------  --------------------------------------
                                                       NET GAINS
                                                     (LOSSES) ON
                            NET ASSET         NET     SECURITIES               DIVIDENDS
                               VALUE,  INVESTMENT          (BOTH  TOTAL FROM    FROM NET   DISTRIBUTIONS
                            BEGINNING      INCOME   REALIZED AND  INVESTMENT  INVESTMENT    FROM CAPITAL  TAX RETURN
                            OF PERIOD      (LOSS)    UNREALIZED)  OPERATIONS      INCOME           GAINS  OF CAPITAL
SHORT TERM BOND FUND II
Year Ended 8/31/05
Year Ended 8/31/04         $    10.23        0.21^         (0.02)       0.19        0.21              --          --+
Year Ended 8/31/03         $    10.33        0.23^         (0.04)       0.19        0.24            0.05          --+
11/1/01 Through 8/31/02^^  $    10.38        0.25           0.06        0.31        0.25            0.11          --
Year Ended 10/31/01        $     9.89        0.43^          0.53        0.96        0.47              --          --


^^  The fund changed its fiscal year end from October 31 to August 31.
 ^  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                            PER SHARE OPERATING PERFORMANCE:                        RATIOS/SUPPLEMENTAL DATA:
                           ----------------------------------         ------------------------------------------------------
                               LESS
                           DISTRIBUTIONS:                                               RATIOS TO AVERAGE NET ASSETS: #
                           --------------                                          ------------------------------------------
                                                                      NET ASSETS,                   NET              EXPENSES
                                            NET ASSET                      END OF            INVESTMENT      WITHOUT WAIVERS,
                                    TOTAL  VALUE, END    TOTAL             PERIOD       NET      INCOME        REIMBURSEMENTS
                            DISTRIBUTIONS   OF PERIOD   RETURN (1)(b)  (MILLIONS)  EXPENSES      (LOSS)  AND EARNINGS CREDITS
SHORT TERM BOND FUND II
Year Ended 8/31/05
Year Ended 8/31/04                   0.21  $    10.21     1.85%       $        55      0.75%       2.03%                 1.10%
Year Ended 8/31/03                   0.29  $    10.23     1.88%       $        44      0.75%       2.31%                 0.96%
11/1/01 Through 8/31/02^^            0.36  $    10.33     3.06%       $        70      0.75%       2.66%                 1.00%
Year Ended 10/31/01                  0.47  $    10.38     9.95%       $        52      0.75%       4.25%                 1.15%

                                RATIOS/SUPPLEMENTAL DATA:
                           ----------------------------------
                            RATIOS TO AVERAGE
                              NET ASSETS: #
                           --------------------
                                 NET INVESTMENT
                                  INCOME (LOSS)
                               WITHOUT WAIVERS,  PORTFOLIO
                                 REIMBURSEMENTS   TURNOVER
                           AND EARNINGS CREDITS       RATE (b)
SHORT TERM BOND FUND II
Year Ended 8/31/05
Year Ended 8/31/04                         1.68%    253%
Year Ended 8/31/03                         2.10%    319%
11/1/01 Through 8/31/02^^                  2.41%    192%
Year Ended 10/31/01                        3.85%    315%


(b) Not annualized for periods less than one year.
 +  Amount rounds to less than $0.005.
 #  Short periods have been annualized.

CLASS B SHARES


                                                          PER SHARE OPERATING PERFORMANCE:
                              --------------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:            LESS DISTRIBUTIONS:
                                         ------------------------------------  -------------------------------------
                                                        NET GAINS
                                                     (LOSSES) ON
                              NET ASSET         NET    SECURITIES               DIVIDENDS
                                 VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                              BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL  TAX RETURN
                              OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS  OF CAPITAL
BOND FUND
Year Ended 8/31/05
Year Ended 8/31/04            $    9.95        0.25          0.32        0.57        0.25           0.30          --
Year Ended 8/31/03            $   10.05        0.33         (0.03)       0.30        0.32           0.08          --
11/1/01 Through 8/31/02^^     $   10.08        0.24          0.03        0.27        0.24           0.06          --
9/10/01** Through 10/31/01    $    9.89        0.06^         0.19        0.25        0.06             --          --


^^  The fund changed its fiscal year end from October 31 to August 31.
 *  Commencement of operations.
**  Commencement of offering of class of shares.
 ^  Calculated based upon average shares outstanding.

                            PER SHARE OPERATING PERFORMANCE:   RATIOS/SUPPLEMENTAL DATA:
                            --------------------------------   -------------------------
                            LESS DISTRIBUTIONS:
                            -------------------
                                                                             NET ASSETS,
                                                   NET ASSET                      END OF
                                          TOTAL   VALUE, END    TOTAL             PERIOD
                                  DISTRIBUTIONS    OF PERIOD   RETURN (1)(b)  (MILLIONS)
BOND FUND
Year Ended 8/31/05
Year Ended 8/31/04                         0.55   $     9.97     5.89%       $         2
Year Ended 8/31/03                         0.40   $     9.95     2.94%       $         2
11/1/01 Through 8/31/02^^                  0.30   $    10.05     2.83%       $         1
9/10/01** Through 10/31/01                 0.06   $    10.08     2.53%       $        --+

                                                      RATIOS/SUPPLEMENTAL DATA:
                            ------------------------------------------------------------------------------
                                            RATIOS TO AVERAGE NET ASSETS: #
                            -----------------------------------------------------------------
                                                                               NET INVESTMENT
                                             NET               EXPENSES         INCOME (LOSS)
                                      INVESTMENT       WITHOUT WAIVERS,      WITHOUT WAIVERS,    PORTFOLIO
                                 NET      INCOME         REIMBURSEMENTS        REIMBURSEMENTS     TURNOVER
                            EXPENSES      (LOSS)   AND EARNINGS CREDITS  AND EARNINGS CREDITS         RATE (b)
BOND FUND
Year Ended 8/31/05
Year Ended 8/31/04              1.50%       2.48%                  2.36%                 1.62%         571%
Year Ended 8/31/03              1.50%       3.19%                  2.14%                 2.55%         679%
11/1/01 Through 8/31/02^^       1.50%       2.80%                  6.02%                (1.72%)        572%
9/10/01** Through 10/31/01      1.48%       4.07%                 11.25%                (5.70%)        423%


(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b) Not annualized for periods less than one year.
  + Amount rounds to less than one million.
  # Short periods have been annualized.

CLASS C SHARES


                                                         PER SHARE OPERATING PERFORMANCE:
                           --------------------------------------------------------------------------------------------
                                         INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                       --------------------------------------   ---------------------------------------
                                                       NET GAINS
                                                     (LOSSES) ON
                           NET ASSET          NET     SECURITIES                 DIVIDENDS
                              VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                           BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL   TAX RETURN
                           OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   OF CAPITAL
BOND FUND
Year Ended 8/31/05
Year Ended 8/31/04         $   10.01         0.24           0.33         0.57         0.25            0.30           --
3/31/03** Through 8/31/03  $   10.22         0.14          (0.21)       (0.07)        0.14              --           --


**  Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b) Not annualized for periods less than one year.

                            PER SHARE OPERATING PERFORMANCE:   RATIOS/SUPPLEMENTAL DATA:
                            --------------------------------   -------------------------
                            LESS DISTRIBUTIONS:
                            -------------------
                                                                             NET ASSETS,
                                                   NET ASSET                      END OF
                                          TOTAL   VALUE, END    TOTAL             PERIOD
                                  DISTRIBUTIONS    OF PERIOD   RETURN (1)(b)  (MILLIONS)
BOND FUND
Year Ended 8/31/05
Year Ended 8/31/04                         0.55   $    10.03     5.84%       $        --+
3/31/03** Through 8/31/03                  0.14   $    10.01    (0.69%)      $        --+

                                                       RATIOS/SUPPLEMENTAL DATA:
                            -------------------------------------------------------------------------------
                                              RATIOS TO AVERAGE NET ASSETS: #
                            -------------------------------------------------------------------
                                                                                 NET INVESTMENT
                                              NET               EXPENSES          INCOME (LOSS)
                                       INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                 NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                            EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE (b)
BOND FUND
Year Ended 8/31/05
Year Ended 8/31/04              1.50%        2.45%                  2.36%                  1.59%        571%
3/31/03** Through 8/31/03       1.50%        3.02%                  1.78%                  2.74%        679%


+   Amount rounds to less than one million.
#   Short periods have been annualized.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary Please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds, except Short Term Bond Fund II is 811-21295.

Investment Company Act File No. for Short Term Bond Fund II is 811-5151.


(C) JPMorgan Chase & Co. All Rights Reserved. December 2005


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-INCABC-1205

PROSPECTUS DECEMBER 31, 2005


JPMORGAN INCOME FUNDS
SELECT CLASS SHARES


JPMORGAN BOND FUND
JPMORGAN EMERGING MARKETS DEBT FUND
JPMORGAN GLOBAL STRATEGIC INCOME FUND
JPMORGAN REAL RETURN FUND
JPMORGAN SHORT TERM BOND FUND
JPMORGAN SHORT TERM BOND FUND II


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Bond Fund                                                                      1

Emerging Markets Debt Fund                                                     7

Global Strategic Income Fund                                                  12

Real Return Fund                                                              18

Short Term Bond Fund                                                          24

Short Term Bond Fund II                                                       30

The Funds' Management and Administration                                      36

How to Do Business with the Funds                                             39

  Purchasing Fund Shares                                                      39

  Exchanging Fund Shares                                                      43

  Redeeming Fund Shares                                                       43

  Networking and Sub-Transfer Agency Fees                                     45

Shareholder Information                                                       47

  Distributions and Taxes                                                     47

  Availability of Proxy Voting Record                                         48

  Portfolio Holdings Disclosure                                               48

Investments                                                                   50

Risk and Reward Elements                                                      52

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                                                     57

JPMIM--Related Performance of                                                 58
Separately Managed Accounts

Financial Highlights                                                          60

How To Reach Us                                                       BACK COVER

JPMORGAN BOND FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 50-56.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies. The Fund typically will hedge 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. Up to 25% of Assets may be invested in securities rated below investment grade (junk bonds). It also may invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements. The Fund may invest in shares of other investment companies, including shares of affiliated money market funds.

The Fund may engage in short sales.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


The Fund may invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.

The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments which do not involve borrowing a security.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)


1995    18.17%
1996     3.13%
1997     9.13%
1998     7.36%
1999    -0.73%
2000    10.62%
2001     7.23%
2002     8.67%
2003     4.20%
2004     4.95%

BEST QUARTER 2nd quarter, 1995           6.25%

WORST QUARTER 2nd quarter, 2004         -2.80%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were introduced on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were substantially similar to those of the Select Class Shares) from 1/1/95 through 9/10/01.


(1) The Fund's fiscal year end is 8/31.


(2) For the period January 1, 2005 through September 30, 2005, the Fund's total return was 2.74%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                               PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                   4.95           7.11           7.17
Return After Taxes on Distributions                                   2.85           4.87           4.70
Return After Taxes on Distributions and Sale of Fund Shares           3.50           4.77           4.64

LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                  4.34           7.71           7.72

LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                    4.29           7.33           7.21

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                        0.30
DISTRIBUTION (RULE 12b-1) FEES                                         NONE
SHAREHOLDER SERVICE FEES                                               0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                        0.69



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect for the entire most recent fiscal year, rather than since February 19, 2005, the effective date of such agreement.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.69% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                   1 YEAR         3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN EMERGING MARKETS DEBT FUND
(formerly the JPMorgan Fleming Emerging Markets Debt Fund)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 50-56.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

THE FUND'S MAIN INVESMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund's duration will generally be similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade are sometimes called junk bonds (or the unrated equivalent).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements. The Fund may invest in shares of other investment companies, including shares of affiliated money market funds.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund may engage in short sales.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment goal.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.


The Fund may invest without limit in junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with junk bonds.


Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Furthermore, since securities in which the Fund invests combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other income funds. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes and to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities.


The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments which do not involve borrowing a security.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

- want to add a non-U.S. investment to further diversify a portfolio

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

- are not prepared to accept a higher degree of risk than most traditional bond funds

- are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows average annual total returns for the past one year, five years and the life of the Fund. It compares the Fund's performance to the Emerging Markets Bond Index Global, a broad-based securities market index, and the Lipper Emerging Markets Debt Funds Index, a broad-based index.

The Fund's past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)


1998     -15.93%
1999      25.97%
2000      15.23%
2001       4.77%
2002      11.44%
2003      29.53%
2004      14.22%

BEST QUARTER 4th quarter, 2002         14.22%

WORST QUARTER 3rd quarter, 1998       -21.73%


* Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, the Fund's existing share class was renamed "Select Class."


(1) The Fund's fiscal year end is 8/31.


(2) For the period January 1, 2005 through September 30, 2005, the Fund's total return was 14.42%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)

                                                               PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                  14.22          14.76          10.91
Return After Taxes on Distributions                                   8.94          10.33           6.40
Return After Taxes on Distributions and Sale of Fund Shares          11.63          10.11           6.51

EMERGING MARKETS BOND INDEX GLOBAL
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                 11.75          12.99          10.66

LIPPER EMERGING MARKETS DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                   13.72          15.06          10.21

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) The Fund commenced operations on 4/17/97. Performance for the benchmarks is from 4/30/97.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                              SELECT SHARES
---------------------------------------------------------------------------
REDEMPTION FEE OF SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                              2.00



ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                        0.70
DISTRIBUTION (RULE 12b-1) FEES                                         NONE
SHAREHOLDER SERVICE FEES                                               0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                        1.25



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect for the entire most recent fiscal year, rather than since February 19, 2005, the effective date of such agreement.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.25% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                   1 YEAR         3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 50-56.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market and high yield components have no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.


The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar (range 0-25%)

- 35% public/private mortgages (range 20-45%)

- 23% public/private corporates (range 5-25%)

- 15% emerging markets (range 0-25%)

- 15% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection.


The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may also invest in high-quality, short-term money market instruments. The Fund may invest in shares of other investment companies, including shares of affiliated money market funds.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.


Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

- want an investment that pays monthly dividends

- want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- have a short-term investment horizon

- are adverse to below investment grade securities

- require stability of principal

- are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)


1998    2.31%
1999    2.08%
2000    7.55%
2001    3.77%
2002    4.47%
2003    8.68%
2004    6.48%

BEST QUARTER 4th quarter, 2002                                         3.82%
             3rd quarter, 2004

WORST QUARTER 2nd quarter, 2004                                       -1.72%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance before the Select Class Shares were introduced on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of Select Class Shares) from 11/5/97 to 9/10/01. Returns for the period from 3/17/97 to 11/5/97 reflect the performance of the Fund's Institutional Class Shares. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than the Institutional Class Shares.

(1) The Fund's fiscal year end is 8/31.


(2) For the period January 1, 2005 through September 30, 2005, the Fund's total return was 4.02%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)

                                                               PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                   6.48           6.17           5.58
Return After Taxes on Distributions                                   4.57           3.56           2.96
Return After Taxes on Distributions and Sale of Fund Shares           4.17           3.63           3.10

LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                  4.34           7.71           7.27

LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                    8.64           6.71           5.73

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                              SELECT SHARES
---------------------------------------------------------------------------
REDEMPTION FEE OF SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                              2.00



ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                        0.45
DISTRIBUTION (RULE 12b-1) FEES                                         NONE
SHAREHOLDER SERVICE FEES                                               0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                        0.90



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect for the entire most recent fiscal year, rather than since February 19, 2005, the effective date of such agreement.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.90% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                   1 YEAR         3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN REAL RETURN FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as strategies, please see pages 50-56.

THE FUND'S OBJECTIVE

The Fund seeks to maximize inflation protected return.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation linked swaps, options, futures contracts, and other derivatives. "Real Return" means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers.

Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically for inflation using the Consumer Price Index for all Urban Consumers (CPI). Inflation-linked securities of foreign issuers are generally indexed to the inflation rates in their respective economies.

The portfolio will utilize conventional fixed income strategies including duration management; credit, sector, and yield curve management; and relative value trading. Further, the portfolio will actively manage the inflation protection components using a variety of strategies and tools. These will be primarily (but not limited to) U.S. and foreign government inflation-linked securities and inflation-based derivatives.

As part of its main investment strategy, the Fund may invest a significant portion of its assets in derivatives. Derivatives are investments that have a value based on another investment, exchange rate or index.

The Fund may also use futures contracts, options, and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to provide inflation-protection, maintain interest rate, sector and yield curve exposure, hedge various investments and for risk management purposes and to increase income and gain.

There is no restriction on the maturity of the Fund's portfolio or on any individual securities in the portfolio. The adviser will manage the Fund's duration according to changes in the market.

The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody's Investor Service, Inc. (Moody's), Standard and Poor's Corporation (S&P), Fitch Rating (Fitch) or the equivalent by another national rating organization. Up to 10% of total assets may be invested in securities rated below investment grade (junk bonds). The Fund may also invest in unrated securities deemed by the adviser, JPMIM to be of comparable quality.

Up to 30% of the Fund's total assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries and emerging markets. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contract, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund also may invest in non-inflation linked government bonds, global government securities, mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, corporate bonds, dollar denominated foreign securities, non-dollar denominated securities, commodity related instruments and real estate securities, that the adviser believes will maximize total return, with respect to both income and capital gains. The Fund may engage in short sales.

The Fund may invest in shares of other investment companies, including shares of affiliated investment companies.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest is adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund's investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI or other relevant index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Securities issued by the U.S. Treasury, including TIPS, are guaranteed by the direct full faith and credit pledge of the U.S. government. However, not all securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, including inflation-linked securities, are backed by the full faith and credit of the U.S. government as to payment of interest and repayment of principal. Some of these securities are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the agency or instrumentality. The Fund may invest in inflation-linked securities issued or guaranteed by U.S. government agencies or instrumentalities including Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), or the Federal Home Loan Bank. Indebtedness of these issuers is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Furthermore, since securities in which the Fund invests combine the risks of emerging market and derivatives, its performance is likely to be more volatile than that of other fixed income funds. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.

In addition to securities issued by the U.S. government, its agencies and instrumentalities, the Fund may also invest in inflation-linked securities issued by municipalities, foreign governments, and corporations. These securities are subject to risks associated with inflation-linked securities in general as well as risks that are specific to the type of issuer such as credit and default risk, risks associated with municipal securities and foreign issuer risk.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund uses derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.

In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

The Fund may also be subject to the risk that its inflation-linked derivative contracts will be with a limited number of counterparties. This may result in certain concentration risk, including counterparty liquidity, deflation and pricing risk.

Investments in mortgage-backed, asset-backed, and mortgage-related securities such as collateralized mortgage obligations involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying investments. The Fund's mortgage-related securities are sensitive to changes in interest rates and may be volatile. Certain types of mortgage-related securities such as interest-only and principal-only mortgage-backed securities and collateralized mortgage obligations may be more volatile than other types of mortgage-backed securities and subject to a higher risk of nonpayment.

The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments, which do not involve borrowing a security.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. The Fund may invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a goal of inflation protection

- want to add an income investment to further diversify a portfolio

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

The Fund commenced operations on September 1, 2005 and therefore, does not have a full year of reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.(1) An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

(1) The Fund's fiscal year end is 8/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                        0.35
DISTRIBUTION (RULE 12b-1) FEES                                         NONE
SHAREHOLDER SERVICE FEES                                               0.25
OTHER EXPENSES(1)                                                      0.42

TOTAL ANNUAL OPERATING EXPENSES                                        1.02
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                             (0.37)

NET EXPENSES(2)                                                        0.65



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed .65% of their average daily net assets from August 1, 2005 through December 31, 2006. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                             1 YEAR             3 YEARS
-----------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                     66                 275

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 50-56.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


Up to 25% of Assets may be invested in foreign debt securities, including debt securities denominated in foreign currencies. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, including at least 75% A or better. Up to 10% of Assets may be invested in securities rated below investment grade (junk bonds). It may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements. The Fund may invest in shares of other investment companies, including shares of affiliated money market funds.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund may engage in short sales.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


The Fund may invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.

The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments which do not involve borrowing a security.


WHO MAY WANT TO INVEST

The Fund is designed for Investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)


1995        10.58%
1996         4.94%
1997         6.14%
1998         6.84%
1999         2.81%
2000         7.03%
2001         7.20%
2002         5.40%
2003         1.53%
2004         1.50%

BEST QUARTER 2nd quarter, 1995                    3.41%

WORST QUARTER 2nd quarter, 2004                  -1.10%


* Prior to a merger effective 9/07/01 the Fund operated in a master-feeder structure. The Fund's performance before Select Class Shares were introduced on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program is identical to, and whose expenses are substantially similar to those of Select Class Shares) for the period from 1/1/95 to 9/10/01.


(1) The Fund's fiscal year end is 8/31.


(2) For the period January 1, 2005 through September 30, 2005, the Fund's total return was 1.09%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                               PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                   1.50           4.50           5.36
Return After Taxes on Distributions                                   0.61           2.89           3.37
Return After Taxes on Distributions and Sale of Fund Shares           0.97           2.86           3.35

MERRILL LYNCH 1-3 YEAR TREASURY INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                  0.91           4.93           5.71

LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                    1.60           4.64           5.38

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT ASSETS)


MANAGEMENT FEES                                                        0.25
DISTRIBUTION (RULE 12b-1) FEES                                         NONE
SHAREHOLDER SERVICE FEES                                               0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                        0.60



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect for the entire most recent fiscal year, rather than since February 19, 2005, the effective date of such agreement.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.60% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                   1 YEAR         3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN SHORT TERM BOND FUND II

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 50-56.


THE FUND'S OBJECTIVE

The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Substantially all of the Fund's investments will be rated investment grade, by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.


The Fund may not invest in equity securities or securities of other investment companies (with the exception of shares of money market funds including shares of affiliated money market funds).


The Fund's Board of Trustees may change any of these investment policies (but not its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.


The Fund may invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can also be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Government Bond Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS(1),(2)


1995         8.22%
1996         5.62%
1997         6.13%
1998         5.59%
1999         3.11%
2000         7.52%
2001         7.24%
2002         5.42%
2003         1.52%
2004         1.38%

BEST QUARTER 3rd quarter, 2001                3.07%

WORST QUARTER 2nd quarter, 2004              -1.20%

(1) The Fund's fiscal year end is 8/31.


(2) For the period January 1, 2005 through September 30, 2005, the Fund's total return was 0.94%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                               PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                   1.38           4.58           5.15
Return After Taxes on Distributions                                   0.52           3.04           3.24
Return After Taxes on Distributions and Sale of Fund Shares           0.90           2.97           3.21

LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                  1.07           5.11           5.79

LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                    1.60           4.64           5.38

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                        0.25
DISTRIBUTION (RULE 12b-1) FEES                                         NONE
SHAREHOLDER SERVICE FEES                                               0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                        0.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect for the entire most recent fiscal year, rather than since February 19, 2005, the effective date of such agreement.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.50% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual cost may be higher of lower.


                                   1 YEAR         3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Each Fund, with the exception of Short Term Bond Fund II, is a series of JPMorgan Trust I, a Delaware statutory trust. Short Term Bond Fund II is a series of JPMorgan Mutual Fund Group, a Massachusetts business trust. Each trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/05, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                  %
BOND FUND

EMERGING MARKETS DEBT FUND

GLOBAL STRATEGIC INCOME FUND

SHORT TERM BOND FUND

SHORT TERM BOND FUND II



The Real Return Fund commenced operations on September 1, 2005. Under the investment advisory agreement, JPMIM is entitled to management fees of 0.35% of average daily net assets.

A discussion of the basis the Board of Trustees of JPMorgan Trust I and JPMorgan Mutual Fund Group used in reapproving the investment advisory agreement for the Funds other than the Real Return Fund is available in the annual report for the year ended August 31, 2005.

THE PORTFOLIO MANAGERS

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

JPMORGAN BOND FUND. Tim Neumann, managing director and CFA, and Ronald Arons, vice president and CFA, are the portfolio managers for the JPMorgan Bond Fund. Mr. Neumann is the head of Portfolio Management and lead portfolio manager for Core Investment Grade and Core Plus strategies, working with the Macro team and sector teams to deliver account-specific portfolio strategy. He has been an employee of JPMIM since 1997 and has been in the fixed income asset management business since 1986. Prior to joining JPMIM, he was at Lehman Brothers Global Asset Management, where he was the portfolio manager for the firm's mortgage-backed securities accounts. Mr. Arons is the lead portfolio manager for Core Investment Grade strategies, responsible for formulating investment strategy and risk management for these portfolios. An employee since 1994, he was previously responsible for the development and distribution of fixed income mutual fund products, as well as for relationship management with a number of the firm's major clients.

JPMORGAN EMERGING MARKETS DEBT FUND. Jeff Grills, vice president and CFA, and Gunter Heiland, vice president, are the portfolio managers for the Emerging Markets Debt Fund. Mr. Grills is responsible for the management of both the dedicated and lower volatility emerging market portfolios. An employee since 1993, he spent two years with the Structured Derivatives Group before moving to the Fixed Income Group. In Fixed Income, Mr. Grills has served as an analyst in the Quantitative Research Group focusing on portfolio construction and risk analysis. Mr. Heiland is responsible for setting strategy and portfolio construction across emerging market debt strategies. He is also responsible for the trading of emerging markets and coordinating technology for the desk. Previously he was senior credit trader in the U.S. Fixed Income Trading Group. Before joining the firm, Mr. Heiland spent seven years at Salomon Brothers.

JPMORGAN SHORT TERM BOND FUND AND JPMORGAN SHORT TERM BOND FUND II. John Donohue, managing director, Jarred Sherman, vice president and CFA, and David Martucci, vice president, are the portfolio managers for the JPMorgan Short Term Bond Fund and the JPMorgan Short Term Fund II. Mr. Donohue is the global head of the Short Duration Investment Strategy Team. An employee since 1997, his team is responsible for the management of all global taxable money market, enhanced cash and short duration portfolios. Prior to joining the firm, Mr. Donohue was a vice president and senior portfolio manager at Goldman Sachs for ten years. Mr. Sherman is a portfolio manager in the U.S. Short Term Fixed Income Group. An employee since 1999, Mr. Sherman is responsible for the management of enhanced cash and short duration portfolios. Previously, he worked for the Short Term Product Team, where he supported portfolio managers as an investment analyst. Mr. Martucci is a portfolio manager in the U.S. Fixed Income Group. An employee since 2000, Mr. Martucci is responsible for the management of enhanced cash and short duration portfolios. Prior to joining JPMIM, he worked at Chubb Insurance as a professional lines underwriter.

JPMORGAN GLOBAL STRATEGIC INCOME FUND. Jeff Grills, vice president and CFA, and Tim Neumann are the portfolio mangers for the Global Strategic Income Fund. Biographical information for Mr. Grills is described under the JPMorgan Emerging Markets Debt Fund. Biographical information for Mr. Neumann is described under the JPMorgan Bond Fund.

JPMORGAN REAL RETURN FUND. The portfolio management team for the Real Return Fund is led by Seamus S. Brown, vice president; Ronald Arons, vice president and CFA; and Chris Clasen, vice president and CFA. Mr. Brown is a portfolio manager in the International Fixed Income Group which focuses on global fixed income strategies specializing in the inflation-linked sector. An employee since 1999, he previously worked as a portfolio manager within the US Institutional Portfolio Management Group responsible for credit-constrained Core and Short-Duration mandates. Mr. Clasen is chiefly responsible for relative value strategy in treasuries, agencies, and interest rate swaps in the Liquidity Team, and is also a member of the Duration Strategy Team. Previously, he served as the head of the desk in the International Fixed Income Group in London. An employee since 2000, Mr. Clasen spent his first 2 1/2 years as a trader in the U.S. Fixed Income Trading Group. Biographical information for Mr. Arons is described under the JPMorgan Bond Fund.

The Funds' Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

THE FUNDS' ADMINISTRATOR


JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Funds' Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' Shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, the Funds' Distributor, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and the Funds' Distributor may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

- Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?


Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares--See "How do I open an account?"

- Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

- For further information on investment minimums or eligibility, please call 1-800-480-4111.


WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a complete Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders received by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?


Select Class Shares are subject to a $1,000,000 minimum investment requirement. There are no minimum levels for subsequent purchases. The Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1 800-480-4111 to obtain more information concerning all of the Fund's other share classes.


Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.


Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005, but they may not open new Select Class Share accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A accounts.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be cancelled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Notwithstanding the above, effective May 1, 2005, Select Class Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.

- All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form.

The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.


DO I PAY A REDEMPTION FEE?

If you sell your shares of the JPMorgan Emerging Markets Debt Fund and JPMorgan Global Strategic Income Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the JPMorgan Emerging Markets Debt Fund and JPMorgan Global Strategic Income Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Funds often do not have direct access to shareholder information and are dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Funds that assess redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. Each of the Funds makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Funds will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, the Funds must meet certain holding period requirements with respect to the shares on which each Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to each Fund's shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Distributions are taxable to you even if they are paid from income or gains earned by the Income Funds before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Funds will not receive the principal, including any increases thereto, until maturity. Thus, the Funds may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy their distribution requirements and to eliminate tax at the Fund level.

A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

In addition, a Fund's investments in certain foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


Each Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN INCOME FUNDS

                                                     /X/ Permitted
                                                     / / Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


                                                                                                      GLOBAL          SHORT  SHORT
                                                                                         EMERGING   STRATEGIC  REAL   TERM   TERM
                                                     RELATED TYPES OF RISK         BOND MARKET DEBT  INCOME   RETURN  BOND  BOND II
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of     credit, interest rate,         /X/      /X/       /X/      /X/    /X/    /X/
payments from specific assets, such as auto or       market, prepayment
credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, credit, currency, liquidity,   /X/      /X/       /X/      /X/    /X/    /X/
time deposits and bankers' acceptances of domestic   political
and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by credit, currency, interest     /X/      /X/       /X/      /X/    /X/    /X/
domestic and foreign banks or corporations. These    rate, liquidity, market,
securities are usually discounted and are rated by   political
S&P, Moody's or other nationally recognized
statistical rating organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt     credit, currency, interest     /X/      /X/       /X/      / /    /X/    / /
securities that can be converted into equity         rate, liquidity, market,
securities at a future time and price.               political, valuation

CORPORATE BONDS Debt securities of domestic and      credit, currency, interest     /X/      /X/       /X/      /X/    /X/    /X/
foreign industrial, utility, banking and other       rate, liquidity, market,
financial institutions.                              political, valuation

FOREIGN SECURITIES Securities issued by foreign      market, political, liquidity,  /X/      /X/       /X/      /X/    /X/    /X/
companies as well as commercial paper of foreign     foreign investment
issuers and obligations of foreign banks, overseas
branches of U.S. banks and supranational entities.
Includes American Depositary Receipts, Global
Depositary Receipts, American Despositary Securities
and European Depositary Receipts.

HIGH YIELD SECURITIES Debt securities rated below    credit, currency, interest     /X/      /X/       /X/      /X/    /X/    /X/
investment grade also known as "junk bonds" and      rate, liquidity, market,
"non-investment grade bonds." These securities       political, portfolio quality,
generally are rated in the fifth or lower rating     valuation
categories (for example, BB or lower by Standard &
Poor's Ratings Service and Ba or lower by Moody's
Investors Services, Inc.).

INFLATION-LINKED SECURITIES Fixed and floating rate  credit, currency, interest     / /      / /       / /      /X/    / /    / /
debt securities, the principal or interest of which  rate
is adjusted periodically to a specified rate of
inflation.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument   credit, environmental,         /X/      /X/       /X/      /X/    /X/    / /
which gives the lender a lien on property as         extension, interest rate,
security for the loan payment.                       liquidity, market, natural
                                                     event, political, prepayment
                                                     valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign      credit, currency, extension,   /X/      /X/       /X/      /X/    /X/    /X/
securities (such as Federal Home Loan Banks, Freddie interest rate, leverage,
Macs, Fannie Maes) which represent interests in      market, political, prepayment
pools of mortgages, whereby the principal and
interest paid every month is passed through to the
holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and       currency, extension, interest  /X/(1)   /X/(1)    /X/(1)   /X/(1) /X/(1) /X/(1)
foreign mortgage-backed securities with the promise  rate, leverage, liquidity,
to purchase similar securities at a later date.      market, political, prepayment
Segregated liquid assets are used to offset leverage
risk.

PARTICIPATION INTERESTS Interests that represent a   credit, currency, extension,   /X/      /X/       /X/      /X/    /X/    /X/
share of bank debt or similar securities or          interest rate, liquidity,
obligations.                                         political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that   credit, interest rate,         /X/      /X/       /X/      /X/    /X/    /X/
are sold directly to an institutional investor.      liquidity, market, valuation

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS      credit, interest rate,         /X/      /X/       /X/      /X/    /X/    /X/
Securities of issuers that invest in real estate or  liquidity, market, natural
are secured by real estate.                          event, prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund     credit                         /X/      /X/       /X/      /X/    /X/    /X/
agrees to purchase a security and resell it to the
seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the  credit, leverage               /X/      /X/(1)    /X/(1)   /X/(1) /X/    /X/(1)
Fund sells a security and agrees to repurchase it
from the buyer on a particular date and at a
specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF              credit, currency, interest     /X/      /X/       /X/      /X/(1) /X/    / /
SUPRANATIONAL ORGANIZATIONS Dollar- or               rate, market, political
non-dollar-denominated securities issued by foreign
governments or supranational organizations. Brady
bonds are issued in connection with debt
restructurings.

SWAPS Contractual agreement whereby a party agrees   credit, currency, interest     /X/      /X/       /X/      /X/    /X/    /X/
to exchange periodic payments with a counterparty.   rate, leverage, market,
Segregated liquid assets are used to offset leverage political, valuation risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities,          credit, interest rate,         /X/      /X/       /X/      /X/    /X/    /X/
generally issued as general obligation and revenue   market, natural event,
bonds, whose interest is exempt from federal         political
taxation and state and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments          interest rate                  /X/      /X/       /X/      /X/    /X/    /X/
(Treasury bills, notes and bonds) guaranteed by the
U.S. government for the timely payment of principal
and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT        credit, currency, interest     /X/      /X/       /X/      /X/    /X/    /X/
SECURITIES Domestic and foreign securities offering  rate, liquidity, market,
non-cash or delayed-cash payment. Their prices are   political, valuation
typically more volatile than those of some other
debt instruments and involve certain special tax
considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.


FOREIGN INVESTMENT RISK The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

PORTFOLIO QUALITY RISK The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PORTFOLIO QUALITY RISK The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS


This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

- Each Fund's share price, yield, and      - Bonds have generally outperformed        - Under normal circumstances, the Funds
  total return will fluctuate in             money market investments over the long     plan to remain fully invested in bonds
  response to bond market movements          term, with less risk than stocks           and other fixed income securities and
                                                                                        may invest uninvested cash in
- The value of most bonds will fall when   - Most bonds will rise in value when         affiliated money market funds
  interest rates rise; the longer a          interest rates fall
  bond's maturity and the lower its                                                   - Debt investments for the Funds may
  credit quality, the more its value       - Mortgage-backed and asset-backed           include U.S. and foreign corporate and
  typically falls                            securities and direct mortgages can        government bonds, mortgage-backed and
                                             offer attractive returns                   asset-backed securities (except for
- Adverse market, economic, political or                                                the Fleming Emerging Markets Debt
  other conditions may from time to time                                                Fund), convertible securities,
  cause a Fund to take temporary                                                        participation interests and private
  defensive positions that are                                                          placements
  inconsistent with its principal
  investment strategies and may hinder a                                              - The Funds seek to limit risk and
  Fund from achieving its investment                                                    enhance total return or yields through
  objective                                                                             careful management, sector allocation,
                                                                                        individual securities selection and
- Mortgage-backed and asset-backed                                                      duration management
  securities (securities representing an
  interest in, or secured by, a pool of                                               - During severe market downturns, the
  mortgages or other assets such as                                                     Funds have the option of investing up
  receivables) and direct mortgages                                                     to 100% of assets in high quality
  could generate capital losses or                                                      short-term instruments
  periods of low yields if they are paid
  off substantially earlier or later                                                  - The adviser monitors interest rate
  than anticipated                                                                      trends, as well as geographic and
                                                                                        demographic information related to
                                                                                        mortgage-backed securities and
                                                                                        mortgage prepayments

CREDIT QUALITY

- The default of an issuer would leave a   - Investment-grade bonds have a lower      - Each Fund maintains its own policies
  Fund with unpaid interest or principal     risk of default                            for balancing credit quality against
                                                                                        potential yields and gains in light of
- Junk bonds (those rated BB, Ba or        - Junk bonds offer higher yields and         its investment goals
  lower) have a higher risk of default,      higher potential gains
  tend to be less liquid, and may be                                                  - The adviser develops its own ratings
  more difficult to value                                                               of unrated securities and makes a
                                                                                        credit quality determination for
                                                                                        unrated securities

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
FOREIGN INVESTMENTS

- A Fund could lose money because of       - Foreign bonds, which represent a major   - Foreign bonds are a primary investment
  foreign government actions, political      portion of the world's fixed income        only for Global Strategic Income and
  instability, or lack of adequate and       securities, offer attractive potential     Emerging Markets Debt Funds and may be
  accurate information                       performance and opportunities for          a significant investment for Short
                                             diversification                            Term Bond, Bond, Short Term Bond Fund
- Currency exchange rate movements could                                                II and Real Return Funds
  reduce gains or create losses            - Favorable exchange rate movements
                                             could generate gains or reduce losses    - To the extent that a Fund invests in
- Currency and investment risks tend to                                                 foreign bonds, it may manage the
  be higher in emerging markets; these     - Emerging markets can offer higher          currency exposure of its foreign
  markets also present higher liquidity      returns                                    investments relative to its benchmark,
  and valuation risks                                                                   and may hedge a portion of its foreign
                                                                                        currency exposure into the U.S. dollar
                                                                                        from time to time. The Funds other
                                                                                        than Short Term Bond Fund II may also
                                                                                        use forward foreign currency contracts
                                                                                        for risk management purposes and/or to
                                                                                        increase income and gain by
                                                                                        establishing or adjusting exposure to
                                                                                        particular foreign securities, markets
                                                                                        or currencies (see also
                                                                                        "Derivatives"); these currency
                                                                                        management techniques may not be
                                                                                        available for certain emerging markets
                                                                                        investments

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities before       - A Fund can take advantage of             - Each Fund segregates liquid assets to
  issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

MANAGEMENT CHOICES

- A Fund could underperform its            - A Fund could outperform its benchmark    - The adviser focuses its active
  benchmark due to its sector,               due to these same choices                  management on those areas where it
  securities or duration choices                                                        believes its commitment to research
                                                                                        can most enhance returns and manage
                                                                                        risks in a consistent way

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

- Derivatives such as futures, options,    - Hedges that correlate well with          - The Funds use derivatives, such as
  swaps and forward foreign currency         underlying positions can reduce or         futures, options, swaps and forward
  contracts(1) that are used for hedging     eliminate losses at low cost               foreign currency contracts for hedging
  the portfolio or specific securities                                                  and for risk management and with
  may not fully offset the underlying      - A Fund could make money and protect        respect to the Funds other than Short
  positions and this could result in         against losses if management's             Term Bond Fund II, to increase income
  losses to the Fund that would not have     analysis proves correct                    or gain (i.e., to adjust duration or
  otherwise occurred*                                                                   yield curve exposure, or to establish
                                           - Derivatives that involve leverage          or adjust exposure to particular
- A Fund may have difficulty exiting a       could generate substantial gains at        securities, markets, or currencies);
  derivative position.                       low cost                                   risk management may include management
                                                                                        of a Fund's exposure relative to its
- Derivatives used for risk management                                                  benchmark.
  may not have the intended effects and
  may result in losses or missed                                                      - The Funds only establish hedges that
  opportunities                                                                         they expect will be highly correlated
                                                                                        with underlying positions
- The counterparty to a derivatives
  contract could default                                                              - While the Funds may use derivatives
                                                                                        that incidentally involve leverage,
- Certain types of derivatives involve                                                  they do not use them for the specific
  costs to the Funds which can reduce                                                   purpose of leveraging their portfolios
  returns
                                                                                      - The Funds may use derivatives to
- Derivatives that involve leverage                                                     increase income or gain.
  could magnify losses

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses.



* The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another.

    A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING

- When a Fund lends a security, there is   - A Fund may enhance income through the    - The adviser maintains a list of
  a risk that the loaned securities may      investment of the collateral received      approved borrowers
  not be returned if the borrower or the     from the borrower
  lending agent defaults                                                              - The Funds receive collateral equal to
                                                                                        at least 100% of the current value of
- The collateral will be subject to the                                                 securities loaned plus accrued
  risks of the securities in which it is                                                interest
  invested
                                                                                      - The lending agents indemnify a Fund
                                                                                        against borrower default

                                                                                      - The adviser's collateral investment
                                                                                        guidelines limit the quality and
                                                                                        duration of collateral investment to
                                                                                        minimize losses

                                                                                      - Upon recall, the borrower must return
                                                                                        the securities loaned within the
                                                                                        normal settlement period

ILLIQUID HOLDINGS

- A Fund could have difficulty valuing     - These holdings may offer more            - No Fund may invest more than 15% of
  these holdings precisely                   attractive yields or potential growth      net assets in illiquid holdings
                                             than comparable widely traded
- A Fund could be unable to sell these       securities                               - To maintain adequate liquidity to meet
  holdings at the time or price desired                                                 redemptions, each Fund may hold high
                                                                                        quality short-term instruments
                                                                                        (including repurchase agreements for
                                                                                        all the Funds) and, for temporary or
                                                                                        extraordinary purposes, may borrow
                                                                                        from banks up to 33 1/3% of the value
                                                                                        of its total assets or draw on a line
                                                                                        of credit

SHORT-TERM TRADING

- Increased trading would raise a Fund's   - A Fund could realize gains in a short    - The Funds may use short-term trading
  transaction costs                          period of time                             to take advantage of attractive or
                                                                                        unexpected opportunities or to meet
- Increased short-term capital gains       - A Fund could protect against losses if     demands generated by shareholder
  distributions would raise                  a bond is overvalued and its value         activity
  shareholders' income tax liability         later falls

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SHORT SELLING

- The Bond Fund, the Emerging Markets      - A Fund could make money and protect      - A Fund sets aside liquid assets in
  Debt Fund, the Real Return Fund and        against losses if management's             segregated or broker accounts to cover
  the Short Term Bond Fund may engage in     analysis proves correct                    short positions and offset a portion
  short selling.                                                                        of the leverage risk
                                           - Short selling may allow a Fund to
- Short sales may not have the intended      generate positive returns in declining   - A Fund makes short sales through
  effects and may result in losses           markets                                    brokers that the adviser has
                                                                                        determined to be highly creditworthy
- A Fund may not be able to close out a
  short position at a particular time or
  at an acceptable price

- A Fund may not be able to borrow
  certain securities to sell short,
  resulting in missed opportunities

- Segregated accounts with respect to
  short sales may limit a Fund's
  investment flexibility

- Short sales involve leverage risk,
  credit exposure to the brokers that
  execute the short sale and retain the
  proceeds, have no cap on maximum
  losses and gains are limited to the
  price of the stock at the time of the
  short sale

- If the SEC staff changes its current
  policy of permitting brokers executing
  a Fund's short sales to hold proceeds
  of such short sales, the cost of such
  transactions would increase
  significantly and a Fund may be
  required to cease operations or change
  its investment objective

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A.
JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period, commencing September 2004. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

JPMIM--RELATED PERFORMANCE OF SEPARATELY MANAGED ACCOUNTS

In addition to acting as investment adviser to the Real Return Fund, JPMIM manages separate accounts using a real return strategy. The following table shows the historical performance of all accounts managed by JPMIM, which have substantially similar investment objectives, policies, strategies and risks to the Real Return Fund. The composite is provided to illustrate the past performance of JPMIM in managing substantially similar accounts. PLEASE NOTE THAT THIS COMPOSITE DOES NOT REPRESENT THE PERFORMANCE OF THE REAL RETURN FUND. ALTHOUGH THE ACCOUNTS IN THE COMPOSITE ARE MANAGED IN A SUBSTANTIALLY SIMILAR STYLE TO THE REAL RETURN FUND, THEIR INVESTMENT OBJECTIVES, POLICIES, STRATEGIES AND RISKS ARE NOT IDENTICAL. THE ACCOUNTS IN THE COMPOSITE LIMIT THEIR INVESTMENTS TO DOMESTIC INFLATION PROTECTED SECURITIES. ALTHOUGH THE REAL RETURN FUND PRIMARILY INVESTS IN DOMESTIC INFLATION PROTECTED SECURITIES, IT MAY ALSO INVEST UP TO THIRTY PERCENT OF ITS TOAL ASSETS IN FOREIGN SECURITIES AND MAY ALSO INVEST IN DERIVATIVES AND OTHER INVESTMENTS IN SEEKING TO PROVIDE INFLATION PROTECTED RETURN. YOU SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE REAL RETURN FUND OR JPMIM. The accounts that are included in the composites are not subject to the same types of expenses to which the Real Return Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the

Real Return Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the composites presented below are unaudited. The investment results or the composites were not calculated pursuant to the methodology established by the Securities and Exchange Commission that is used to calculate performance results of the Real Return Fund. Rather, the performance results for the composites were calculated on a time weighted basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. The returns included in the composite reflect the deduction of the Fund's current estimated total annual Fund operating expenses absent any fee waivers or expense reimbursements. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage or derivatives. Investors should also be aware that the use of a methodology different from what is used below to calculate performance could result in different performance data.



                                                               LEHMAN BROTHERS
                                                US TIPS              GLOBAL US
CALENDAR YEAR                              COMPOSITE(1)          TIPS INDEX(2)
------------------------------------------------------------------------------
2003

2004

                                                               LEHMAN BROTHERS
                                                US TIPS              GLOBAL US
ANNUALIZED PERIOD                          COMPOSITE(1)          TIPS INDEX(2)
------------------------------------------------------------------------------
1 YR. ENDED ____

3 YR. ENDED ____

INCEPTION (THROUGH 10/__/05)



(1) The information presented is for the JPMIM US TIPS Composite. The inception date of the composite is _______________. The composite contains information from all of the separate accounts managed in a substantially similar manner as the Real Return Fund. The net performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions. The composite performance has been adjusted to reflect the total annual fund operating expenses for Select Class Shares including any contractual fee waivers or expense reimbursements.

(2) The Lehman Brothers Global US TIPS Index is an unmanaged index that includes _____________________. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request. Because Select Class Shares of the Real Return Fund had not commenced operations as of the end of the Funds' last fiscal year, financial highlights for Select Class Shares are not included in this prospectus.


SELECT CLASS SHARES


                                                         PER SHARE OPERATING PERFORMANCE:
                            --------------------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                         ------------------------------------   ----------------------------------------
                                                       NET GAINS
                                                     (LOSSES) ON
                             NET ASSET          NET   SECURITIES                 DIVIDENDS
                                VALUE,   INVESTMENT        (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                             BEGINNING       INCOME REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                             OF PERIOD       (LOSS)  UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
BOND FUND^^@
Year Ended 8/31/05
Year Ended 8/31/04          $     9.94         0.33         0.33         0.66         0.33           0.30           0.63
Year Ended 8/31/03          $    10.04         0.40        (0.01)        0.39         0.41           0.08           0.49
11/1/01 Through 8/31/02     $    10.08         0.32         0.02         0.34         0.32           0.06           0.38
Year Ended 10/31/01         $     9.43         0.52^        0.70         1.22         0.57             --           0.57

EMERGING MARKETS
DEBT FUND^^^*
Year Ended 8/31/05
Year Ended 8/31/04          $     9.02         0.67         0.60         1.27         0.71             --           0.71
Year Ended 8/31/03          $     7.53         0.68         1.53         2.21         0.72             --           0.72
8/1/02 Through 8/31/02      $     7.05         0.05         0.49         0.54         0.06             --           0.06
Year Ended 7/31/02          $     7.82         0.77        (0.77)          --         0.77             --           0.77


  ^ Calculated based upon average shares outstanding.
 ^^ The Fund changed its fiscal year from October 31 to August 31.
^^^ The Fund changed its fiscal year end from July 31 to August 31.
  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
  * Formerly known as the JPMorgan Fleming Emerging Markets Debt Fund.

                                   PER SHARE
                             OPERATING PERFORMANCE:                    RATIOS/SUPPLEMENTAL DATA:
                            -----------------------    ----------------------------------------------------------
                                                                            RATIOS TO AVERAGE NET ASSETS: #
                                                                     --------------------------------------------
                                                       NET ASSETS,                       NET             EXPENSES
                             NET ASSET                      END OF                INVESTMENT     WITHOUT WAIVERS,
                            VALUE, END        TOTAL         PERIOD        NET         INCOME       REIMBURSEMENTS
                             OF PERIOD   RETURN (b)     (MILLIONS)   EXPENSES         (LOSS) AND EARNINGS CREDITS
BOND FUND^^@
Year Ended 8/31/05
Year Ended 8/31/04          $     9.97         6.88%    $      189       0.66%          3.33%                0.78%
Year Ended 8/31/03          $     9.94         3.82%    $      308       0.66%          3.97%                0.76%
11/1/01 Through 8/31/02     $    10.04         3.57%    $      312       0.66%          3.95%                0.74%
Year Ended 10/31/01         $    10.08        13.32%    $      315       0.69%          5.77%                0.70%

EMERGING MARKETS
DEBT FUND^^^*
Year Ended 8/31/05
Year Ended 8/31/04          $     9.58        14.56%    $       36       1.26%(0)       7.01%                1.65%
Year Ended 8/31/03          $     9.02        30.49%    $       60       1.25%          8.11%                1.52%
8/1/02 Through 8/31/02      $     7.53         7.69%    $       41       1.25%          9.86%                1.30%
Year Ended 7/31/02          $     7.05        (0.67%)   $       35       1.25%          9.59%                1.54%

                                RATIOS/SUPPLEMENTAL DATA:
                            ---------------------------------
                             RATIOS TO AVERAGE NET ASSETS: #
                            ---------------------------------
                                  NET INVESTMENT
                                   INCOME (LOSS)
                                WITHOUT WAIVERS,    PORTFOLIO
                                  REIMBURSEMENTS     TURNOVER
                            AND EARNINGS CREDITS     RATE (b)
BOND FUND^^@
Year Ended 8/31/05
Year Ended 8/31/04                          3.21%         571%
Year Ended 8/31/03                          3.87%         679%
11/1/01 Through 8/31/02                     3.87%         572%
Year Ended 10/31/01                         5.76%         423%(2)

EMERGING MARKETS
DEBT FUND^^^*
Year Ended 8/31/05
Year Ended 8/31/04                          6.62%         166%
Year Ended 8/31/03                          7.84%         157%
8/1/02 Through 8/31/02                      9.81%          12%
Year Ended 7/31/02                          9.30%         110%(3)


(b) Not annualized for periods less than one year.
  # Short periods have been annualized.
(2) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the fund invested all of its investable assets.
(3) Percentages prior to 9/10/01 reflect the portfolio turnover of Emerging Markets Debt Portfolio, in which the fund invested all of its investable assets.
(o) Includes interest expense for custody overdraft of 1 basis point.

                                                         PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:             LESS DISTRIBUTIONS:
                                         ------------------------------------   --------------------------------------
                                                       NET GAINS
                                                     (LOSSES) ON
                             NET ASSET          NET   SECURITIES                 DIVIDENDS
                                VALUE,   INVESTMENT        (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                             BEGINNING       INCOME REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL   TAX RETURN
                             OF PERIOD       (LOSS)  UNREALIZED)   OPERATIONS       INCOME          GAINS   0F CAPITAL
GLOBAL STRATEGIC INCOME
FUND^^@
Year Ended 8/31/05
Year Ended 8/31/04          $     8.92         0.49^        0.16         0.65         0.49             --           --
Year Ended 8/31/03          $     8.65         0.45^        0.27         0.72         0.45             --           --
11/1/01 Through 8/31/02     $     8.95         0.45        (0.31)        0.14         0.42             --         0.02
Year Ended 10/31/01         $     9.42         0.67^       (0.38)        0.29         0.76             --           --

SHORT TERM BOND FUND^^@
Year Ended 8/31/05
Year Ended 8/31/04          $     9.86         0.22        (0.02)        0.20         0.22             --           --
Year Ended 8/31/03          $    10.04         0.26        (0.03)        0.23         0.27           0.14           --
11/1/01 Through 8/31/02     $    10.03         0.28         0.04         0.32         0.27           0.04           --
Year Ended 10/31/01         $     9.61         0.51^        0.46         0.97         0.55             --           --

SHORT TERM BOND FUND II^^
Year Ended 8/31/05
Year Ended 8/31/04          $    10.25         0.23^       (0.03)        0.20         0.23             --           --+
Year Ended 8/31/03          $    10.35         0.27^       (0.05)        0.22         0.27           0.05           --+
11/1/01 Through 8/31/02     $    10.40         0.26         0.07         0.33         0.27           0.11           --
Year Ended 10/31/01         $     9.90         0.42^        0.57         0.99         0.49             --           --


  ^ Calculated based upon average shares outstanding.
 ^^ The Fund changed its fiscal year end from October 31 to August 31.
  + Amount rounds to less than 0.005
  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
(b) Not annualized for periods less than one year.


                              PER SHARE OPERATING PERFORMANCE:                    RATIOS/SUPPLEMENTAL DATA:
                            ------------------------------------  ----------------------------------------------------------
                                                                                       RATIOS TO AVERAGE NET ASSETS: #
                                                                                ---------------------------------------------
                                                                  NET ASSETS,                        NET             EXPENSES
                                          NET ASSET                    END OF                 INVESTMENT     WITHOUT WAIVERS,
                                 TOTAL   VALUE, END        TOTAL       PERIOD          NET        INCOME       REIMBURSEMENTS
                         DISTRIBUTIONS    OF PERIOD   RETURN (b)   (MILLIONS)     EXPENSES        (LOSS) AND EARNINGS CREDITS
GLOBAL STRATEGIC INCOME
FUND^^@
Year Ended 8/31/05
Year Ended 8/31/04                0.49   $     9.08         7.48%  $        2         1.01%(o)      5.44%                1.95%
Year Ended 8/31/03                0.45   $     8.92         8.48%  $        3         1.00%         5.10%                1.48%
11/1/01 Through 8/31/02           0.44   $     8.65         1.61%  $        5         1.00%         6.08%                1.48%
Year Ended 10/31/01               0.76   $     8.95         5.46%  $        5         1.00%         7.32%                2.63%

SHORT TERM BOND FUND^^@
Year Ended 8/31/05
Year Ended 8/31/04                0.22   $     9.84         1.99%  $       94         0.58%         2.22%                0.73%
Year Ended 8/31/03                0.41   $     9.86         2.28%  $      122         0.56%         2.59%                0.71%
11/1/01 Through 8/31/02           0.31   $    10.04         3.21%  $      122         0.57%         3.22%                0.72%
Year Ended 10/31/01               0.55   $    10.03        10.39%  $       67         0.60%         5.22%                0.82%

SHORT TERM BOND FUND II^^
Year Ended 8/31/05
Year Ended 8/31/04                0.23   $    10.22         2.01%  $      492         0.50%         2.26%                0.70%
Year Ended 8/31/03                0.32   $    10.25         2.15%  $      342         0.50%         2.58%                0.70%
11/1/01 Through 8/31/02           0.38   $    10.35         3.30%  $      144         0.50%         2.91%                0.70%
Year Ended 10/31/01               0.49   $    10.40        10.29%  $      144         0.50%         4.15%                0.77%

                                RATIOS/SUPPLEMENTAL DATA:
                            ---------------------------------
                             RATIOS TO AVERAGE NET ASSETS: #
                            ---------------------------------
                                  NET INVESTMENT
                                   INCOME (LOSS)
                                WITHOUT WAIVERS,    PORTFOLIO
                                  REIMBURSEMENTS     TURNOVER
                            AND EARNINGS CREDITS     RATE (b)
GLOBAL STRATEGIC INCOME
FUND^^@
Year Ended 8/31/05
Year Ended 8/31/04                          4.50%         152%
Year Ended 8/31/03                          4.62%         248%
11/1/01 Through 8/31/02                     5.60%         178%
Year Ended 10/31/01                         5.69%         107%(4)

SHORT TERM BOND FUND^^@
Year Ended 8/31/05
Year Ended 8/31/04                          2.07%         261%
Year Ended 8/31/03                          2.44%         386%
11/1/01 Through 8/31/02                     3.07%         215%
Year Ended 10/31/01                         5.00%         160%(5)

SHORT TERM BOND FUND II^^
Year Ended 8/31/05
Year Ended 8/31/04                          2.06%         253%
Year Ended 8/31/03                          2.38%         319%
11/1/01 Through 8/31/02                     2.71%         192%
Year Ended 10/31/01                         3.88%         315%


  # Short periods have been annualized.
(4) Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.
(5) Percentages prior to 9/10/01 reflect the portfolio turnover of the Short Term Bond Portfolio, in which the Fund invested all of its investable assets.
(o) Includes interest expense for custody overdraft of 1 basis point.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary Please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds, except Short Term Bond Fund II is 811-21295.

Investment Company Act File No. for Short Term Bond Fund II is 811-5151.

[JPMORGAN ASSET MANAGEMENT LOGO]


(C) JPMorgan Chase & Co. All Rights Reserved. December 2005

PR-INCS-1205

PROSPECTUS DECEMBER 31, 2005


JPMORGAN INCOME FUNDS

INSTITUTIONAL CLASS SHARES


JPMORGAN BOND FUND
JPMORGAN ENHANCED INCOME FUND
JPMORGAN GLOBAL STRATEGIC INCOME FUND
JPMORGAN REAL RETURN FUND
JPMORGAN SHORT TERM BOND FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Bond Fund                                                          1

Enhanced Income Fund                                               7

Global Strategic Income Fund                                      13

Real Return Fund                                                  19

Short Term Bond Fund                                              25

The Funds' Management and Administration                          31

How to Do Business with the Funds                                 34

     Purchasing Fund Shares                                       34

     Exchanging Fund Shares                                       37

     Redeeming Fund Shares                                        38

     Networking and Sub-Transfer Agency Fees                      40

Shareholder Information                                           41

     Distributions and Taxes                                      41

     Availability of Proxy Voting Record                          42

     Portfolio Holdings Disclosure                                42

Investments                                                       44

Risk and Reward Elements                                          46

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                52

JPMIM -- Related Performance of Separately Managed Accounts       53

Financial Highlights                                              54

How To Reach Us                                           BACK COVER

JPMORGAN BOND FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-49.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies. The Fund typically will hedge 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. Up to 25% of Assets may be invested in securities rated below investment grade (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements. The Fund may invest in shares of other investment companies, including shares of affiliated money market funds.

The Fund may engage in short sales.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


The Fund may invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying

                                                     PROSPECTUS FEBRUARY 19 2005

securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.

The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments which do not involve borrowing a security.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)


1995   18.42%
1996    3.30%
1997    9.29%
1998    7.54%
1999   -0.55%
2000   10.93%
2001    7.30%
2002    8.86%
2003    4.38%
2004    5.18%

BEST QUARTER 2nd quarter, 1995                    6.30%

WORST QUARTER 2nd quarter, 2004                  -2.38%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares) from 1/1/95 to 9/10/01.

(1) The Fund's fiscal year end is 8/31.


(2) For the period January 1, 2005 through September 30, 2005, the Fund's total return was 2.85%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                      PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                          5.18              7.30               7.36
Return After Taxes on Distributions                          2.99              4.98               4.79
Return After Taxes on Distributions and Sale of
Fund Shares                                                  3.65              4.89               4.74

LEHMAN AGGREGATE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          4.34              7.71               7.72

LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                            4.29              7.33               7.21

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                  0.30
DISTRIBUTION (RULE 12b-1) FEES                                                                   NONE
SHAREHOLDER SERVICE FEES                                                                         0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                                                  0.49



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect for the entire most recent fiscal year, rather than since February 19, 2005, the effective date of such agreement.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.49% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                   1 YEAR           3 YEARS           5 YEARS           10 YEARS
---------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN ENHANCED INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as strategies, please see pages 42-49.


THE FUND'S OBJECTIVE

The Fund seeks to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in taxable fixed-income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will be no longer than 1.5 years. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure and credit and spread volatility.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


Up to 25% of the Fund's total assets may be invested in foreign securities, including debt securities denominated in foreign currencies. The Fund typically will hedge 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

All of the securities purchased by the Fund, at the time of purchase, must be rated investment-grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality, including at least 75% rated A or better.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.The Fund may invest in shares of other investment companies, including shares of affiliated money market funds.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch USD LIBOR 3 Month Maturity Index. The benchmark index for the Fund changed from the 3 Month LIBOR Index to the Merrill Lynch USD LIBOR 3 Month Maturity Index in order to utilize a more broadly recognized benchmark.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURN(1),(2)


2002    1.84%
2003    0.99%
2004    1.58%

BEST QUARTER 2nd quarter, 2002                                           0.76%

WORST QUARTER 3rd quarter, 2003                                         -0.01%

(1) The Fund's fiscal year end is 8/31.


(2) For the period January 1, 2005 through September 30, 2005, the Fund's total return was 2.33%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*


                                                                        PAST 1 YEAR      LIFE OF FUND
-----------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                            1.58              1.49
Return After Taxes on Distributions                                            0.99              0.74
Return After Taxes on Distributions and Sale of Fund Shares                    1.02              0.82
MERRILL LYNCH USD LIBOR 3 MONTH MATURITY INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

3 MONTH LIBOR INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                            1.47              1.57


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   The Fund commenced operations on 11/30/01.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                  0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                   NONE
SHAREHOLDER SERVICE FEES                                                                         0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                                                  0.25



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect for the entire most recent fiscal year, rather than since February 19, 2005, the effective date of such agreement.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.25% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                    1 YEAR          3 YEARS           5 YEARS            10 YEARS
--------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-49.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.


The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market and high yield components have no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.


The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar (range 0-25%)

- 35% public/private mortgages (range 20-45%)

- 23% public/private corporates (range 5-25%)

- 15% emerging markets (range 0-25%)

- 15% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection.


The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may also invest in high-quality, short-term money market instruments.The Fund may invest in shares of other investment companies, including shares of affiliated money market funds.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, these securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities.


The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

- want an investment that pays monthly dividends

- want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- have a short-term investment horizon

- are adverse to below investment grade securities

- require stability of principal

- are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)


1998    2.59%
1999    2.51%
2000    7.98%
2001    4.00%
2002    4.85%
2003    9.06%
2004    6.86%

BEST QUARTER 4th quarter, 2002                                   3.91%
             3rd quarter, 2004

WORST QUARTER 2nd quarter, 2004                                 -1.63%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares) from 3/17/97 to 9/10/01.

(1) The Fund's fiscal year end is 8/31.


(2) For the period January 1, 2005 through September 30, 2005, the Fund's total return was 4.23%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)

                                                      PAST 1 YEAR      PAST 5 YEARS       LIFE OF FUND
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                          6.86              6.53               5.92
Return After Taxes on Distributions                          4.81              3.87               3.20
Return After Taxes on Distributions and Sale of
Fund Shares                                                  4.40              3.91               3.33

LEHMAN AGGREGATE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          4.34              7.71               7.27

LIPPER MULTI-SECTOR INCOME FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                            8.64              6.71               5.73

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) The Fund commenced operations on 3/17/97. Performance of the benchmarks from 3/31/97.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(%)


                                                                            INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------------------------------
REDEMPTION FEE OF SHARES HELD LESS THAN 60 DAYS  AS A % OF
AMOUNT REDEEMED/EXCHANGED                                                                        2.00


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                  0.45
DISTRIBUTION (RULE 12b-1) FEES                                                                   NONE
SHAREHOLDER SERVICE FEES                                                                         0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                                                  0.65



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect for the entire most recent fiscal year, rather than since February 19, 2005, the effective date of such agreement.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.65% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                1 YEAR            3 YEARS      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN REAL RETURN FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as strategies, please see pages 42-49.

THE FUND'S OBJECTIVE

The Fund seeks to maximize inflation protected return.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation linked swaps, options, futures contracts, and other derivatives. "Real Return" means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers.

Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically for inflation using the Consumer Price Index for all Urban Consumers (CPI). Inflation-linked securities of foreign issuers are generally indexed to the inflation rates in their respective economies.

The portfolio will utilize conventional fixed income strategies including duration management; credit, sector, and yield curve management; and relative value trading. Further, the portfolio will actively manage the inflation protection components using a variety of strategies and tools. These will be primarily (but not limited to) U.S. and foreign government inflation-linked securities and inflation-based derivatives.

As part of its main investment strategy, the Fund may invest a significant portion of its assets in derivatives. Derivatives are investments that have a value based on another investment, exchange rate or index.

The Fund may also use futures contracts, options, and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to provide inflation-protection, maintain interest rate, sector and yield curve exposure, hedge various investments and for risk management purposes and to increase income and gain.

There is no restriction on the maturity of the Fund's portfolio or on any individual securities in the portfolio. The adviser will manage the Fund's duration according to changes in the market.

The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody's Investor Service, Inc. (Moody's), Standard and Poor's Corporation (S&P), Fitch Rating (Fitch) or the equivalent by another national rating organization. Up to 10% of total assets may be invested in securities rated below investment grade (junk bonds). The Fund may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

Up to 30% of the Fund's total assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries and emerging markets. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund also may invest in non-inflation linked government bonds, global government securities, mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, corporate bonds, dollar denominated foreign securities, non-dollar denominated securities, commodity related instruments and real estate securities, that the adviser believes will maximize total return, with respect to both income and capital gains. The Fund may engage in short sales.

The Fund may invest in shares of other investment companies, including shares of affiliated investment companies.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest is adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund's investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI or other relevant index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Securities issued by the U.S. Treasury, including TIPS, are guaranteed by the direct full faith and credit pledge of the U.S. government. However, not all securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, including inflation-linked securities, are backed by the full faith and credit of the U.S. government as to payment of interest and repayment of principal. Some of these securities are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the agency or instrumentality. The Fund may invest in inflation-linked securities issued or guaranteed by U.S. government agencies or instrumentalities including Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), or the Federal Home Loan Bank. Indebtedness of these issuers is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Furthermore, since securities in which the Fund invests combine the risks of emerging market and derivatives, its performance is likely to be more volatile than that of other fixed income funds. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.

In addition to securities issued by the U.S. government, its agencies and instrumentalities, the Fund may also invest in inflation-linked securities issued by municipalities, foreign governments, and corporations. These securities are subject to risks associated with inflation-linked securities in general as well as risks that are specific to the type of issuer such as credit and default risk, risks associated with municipal securities and foreign issuer risk.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund uses derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.

In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

The Fund may also be subject to the risk that its inflation-linked derivative contracts will be with a limited number of counterparties. This may result in certain concentration risk, including counterparty liquidity, deflation and pricing risk.

Investments in mortgage-backed, asset-backed, and mortgage-related securities such as collateralized mortgage obligations involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying investments. The Fund's mortgage-related securities are sensitive to changes in interest rates and may be volatile. Certain types of mortgage-related securities such as interest-only and principal-only mortgage-backed securities and collateralized mortgage obligations may be more volatile than other types of mortgage-backed securities and subject to a higher risk of nonpayment.

The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments, which do not involve borrowing a security.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. The Fund may invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a goal of inflation protection

- want to add an income investment to further diversify a portfolio

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

The Fund commenced operations on September 1, 2005 and therefore, does not have a full year of reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.(1) An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

(1) The Fund's fiscal year end is 8/31.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                                                  0.35
DISTRIBUTION (RULE 12b-1) FEES                                                                   NONE
SHAREHOLDER SERVICE FEES                                                                         0.10
OTHER EXPENSES(1)                                                                                0.42

TOTAL ANNUAL OPERATING EXPENSES                                                                   .87
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                       (0.37)

NET EXPENSES(2)                                                                                  0.50



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.50% of their average daily net assets from 8/1/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                                                      1 YEAR              3 YEARS
----------------------------------------------------------------------------------------------------
YOUR COST ($)                                                             51                  228
(WITH OR WITHOUT REDEMPTION)

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-49.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


Up to 25% of Assets may be invested in foreign debt securities, including debt securities denominated in foreign currencies. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, including at least 75% A or better. Up to than 10% of Assets may be invested in securities rated below investment grade (junk bonds). It may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements. The Fund may invest in shares of other investment companies, including shares of affiliated money market funds.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund may engage in short sales.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


The Fund may invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost such derivatives may reduce the Fund's returns.

The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments which do not involve borrowing a security.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)


1995   10.80%
1996    5.10%
1997    6.40%
1998    7.04%
1999    3.21%
2000    7.23%
2001    7.60%
2002    5.58%
2003    1.90%
2004    1.75%

BEST QUARTER 3rd quarter, 2001                                       3.40%

WORST QUARTER 2nd quarter, 2004                                     -1.03%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares) from 1/1/95 to 9/10/01.

(1) The Fund's fiscal year end is 8/31.


(2) For the period January 1, 2005 through September 30, 2005, the Fund's total return was 1.37%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                             PAST 1 YEAR      PAST 5 YEARS       PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                 1.75              4.78                5.63
Return After Taxes on Distributions                                 0.74              3.08                3.54
Return After Taxes on Distributions and Sale of Fund Shares         1.14              3.05                3.51

MERRILL LYNCH 1-3 YEAR TREASURY INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 0.91              4.93                5.71

LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                   1.60              4.64                5.38

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                 0.25
DISTRIBUTION (RULE 12b-1) FEES                                                  NONE
SHAREHOLDER SERVICE FEES                                                        0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                                 0.30



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect for the entire most recent fiscal year, rather than since February 19, 2005, the effective date of such agreement.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.30% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Each Fund is a series of JPMorgan Trust I, a Delaware statutory trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/05, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                             %
----------------------------------------------------------------------
BOND FUND

ENHANCED INCOME FUND

GLOBAL STRATEGIC INCOME FUND

SHORT TERM BOND FUND



The Real Return Fund commenced operations on September 1, 2005. Under the investment advisory agreement, JPMIM is entitled to management fees 0.35% of average daily net assets.

A discussion of the basis the Board of Trustees of JPMorgan Trust I and JPMorgan Mutual Fund Group used in reapproving the investment advisory agreement for the Funds other than the Real Return Fund is available in the annual report for the year ended August 31, 2005.


THE PORTFOLIO MANAGERS


The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

JPMORGAN BOND FUND. Tim Neumann, managing director and CFA, and Ronald Arons, vice president and CFA, are the portfolio managers for the JPMorgan Bond Fund. Mr. Neumann is the head of Portfolio Management and lead portfolio manager for Core Investment Grade and Core Plus strategies, working with the Macro team and sector teams to deliver account-specific portfolio strategy. He has been an employee of JPMIM since 1997 and has been in the fixed income asset management business since 1986. Prior to joining JPMIM, he worked for Lehman Brothers Global Asset Management, where he served as the portfolio manager for the firm's mortgage-backed securities accounts. Mr. Arons is the lead portfolio manager for Core Investment Grade strategies, responsible for formulating investment strategy and risk management for these portfolios. An employee since 1994, he was previously responsible for the development and distribution of fixed income mutual fund products, as well as for relationship management with a number of the firm's major clients.

JPMORGAN ENHANCED INCOME FUND AND SHORT TERM BOND FUND. John Donohue, managing director, Jarred Sherman, vice president and CFA, and David

Martucci, vice president, are the portfolio managers for the JPMorgan Enhanced Income Fund and the JPMorgan Short Term Bond Fund. Mr. Donohue is the global head of the Short Duration Investment Strategy Team. An employee since 1997, his team is responsible for the management of all global taxable money market, enhanced cash and short duration portfolios. Prior to joining the JPMIM, Mr. Donohue was a vice president and senior portfolio manager at Goldman Sachs for ten years. Mr. Sherman is a portfolio manager in the U.S. Short Term Fixed Income Group. An employee since 1999, Mr. Sherman is responsible for the management of enhanced cash and short duration portfolios. Previously, he worked for the Short Term Product Team, where he supported portfolio managers as an investment analyst. Mr. Martucci is a portfolio manager in the U.S. Fixed Income Group. An employee since 2000, Mr. Martucci is responsible for the management of enhanced cash and short duration portfolios. Prior to joining JPMIM, he worked at Chubb Insurance as a professional lines underwriter.

JPMORGAN GLOBAL STRATEGIC INCOME FUND. Jeff Grills, vice president and CFA, and Tim Neumann are the portfolio mangers for the Global Strategic Income Fund. Mr. Grills is responsible for the management of both the dedicated and lower volatility emerging market portfolios. An employee since 1993, he spent two years with the Structured Derivatives Group before moving to the Fixed Income Group. In Fixed Income, Mr. Grills has served as an analyst in the Quantitative Research Group focusing on portfolio construction and risk analysis. Biographical information for Mr. Neumann is described under the JPMorgan Bond Fund.

JPMORGAN REAL RETURN FUND. The portfolio management team for the JPMorgan Real Return Fund is led by Seamus S. Brown, vice president; Ronald Arons, vice president and CFA; and Chris Clasen, vice president and CFA. Mr. Brown is a portfolio manager in the International Fixed Income Group which focuses on global fixed income strategies specializing in the inflation-linked sector. An employee since 1999, he previously worked as a portfolio manager within the US Institutional Portfolio Management Group responsible for credit-constrained Core and Short-Duration mandates. Mr. Clasen is chiefly responsible for relative value strategy in treasuries, agencies, and interest rate swaps in the Liquidity Team, and is also a member of the Duration Strategy Team. Previously, he served as the head of the desk in the International Fixed Income Group in London. An employee since 2000, Mr. Clasen spent his first 21/2 years as a trader in the U.S. Fixed Income Trading Group. Biographical information for Mr. Arons is described under the JPMorgan Bond Fund.

The Funds' Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

THE FUNDS' ADMINISTRATOR


JPMorgan Funds Management, Inc., (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such entities for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES


JPMIM, the Funds' Distributor, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and the Funds' Distributor may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

- Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?


Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares - See "How do I open an account?"

- Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

- For further information on investment minimums or eligibility, please call 1-800-480-4111.


WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a complete Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders received by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.


The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1 800-480-4111 to obtain more information concerning all of the Fund's other share classes.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares - When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds Services; or

- The specific Fund in which you are investing.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be cancelled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.

- All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

Redemption requests received by a Fund or an authorized agent of a Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Funds may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.


DO I PAY A REDEMPTION FEE?

If you sell your shares of the JPMorgan Global Strategic Income Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program: provided that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the JPMorgan Global Strategic Income Fund and are designed to offset the brokerage commissions, capital gains impact and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Funds often do not have direct access to shareholder information and are dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Funds that assess redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH only to a bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.


1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.


2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. Each Fund makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Funds will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, the Funds must meet certain holding period requirements with respect to the shares on which each Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to each Fund's shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Distributions are taxable to you even if they are paid from income or gains earned by the Income Funds before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Funds will not receive the principal, including any increases thereto, until maturity. Thus, the Funds may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy their distribution requirements and to eliminate tax at the Fund level.

A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in certain foreign securities may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


Each Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN INCOME FUNDS

                                                              /X/ Permitted
                                                              / / Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


                                                                                            GLOBAL             SHORT
                                                                                 ENHANCED  STRATEGIC   REAL    TERM
                                                                          BOND    INCOME    INCOME    RETURN   BOND
--------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a        credit, interest rate,
stream of payments from specific assets,      market, prepayment
such as auto or credit card receivables.                                 /X/     /X/       /X/        /X/     /X/

BANK OBLIGATIONS Negotiable certificates of
deposit, time deposits and bankers'           credit, currency,
acceptances of domestic and foreign issuers.  liquidity, political       /X/(1)  /X/(1)    /X/        /X/(1)  /X/

COMMERCIAL PAPER Unsecured short term debt    credit, currency,
issued by domestic and foreign banks or       interest rate, liquidity,
corporations. These securities are usually    market, political
discounted and are rated by S&P, Moody's or
other nationally recognized statistical
rating organizations.                                                    /X/(1)  /X/(1)    /X/        /X/(1)  /X/

CONVERTIBLE SECURITIES Domestic and foreign   credit, currency,
debt securities that can be converted into    interest rate, liquidity,
equity securities at a future time and        market, political,
price.                                        valuation                  /X/(1)  /X/(1)    /X/        / /     /X/

CORPORATE BONDS Debt securities of domestic   credit, currency,
and foreign industrial, utility, banking and  interest rate, liquidity,
other financial institutions.                 market, political,
                                              valuation                  /X/(1)  /X/(1)    /X/        /X/     /X/

FOREIGN SECURITIES Securities issued by       market, political,
foreign companies as well as commercial       liquidity, foreign
paper of foreign issuers and obligations of   investment
foreign banks, overseas branches of U.S.
banks and supranational entities. Includes
American Depositary Receipts, Global
Depositary Receipts, American Despositary
Securities and European Depositary Receipts.                             /X/     /X/       /X/        /X/(1)  /X/

HIGH YIELD SECURITIES Debt securities rated   credit, currency,
below investment grade also known as "junk    interest rate,
bonds" and "non-investment grade bonds."      liquidity, market,
These securities generally are rated in the   political, portfolio
fifth or lower rating categories (for         quality, valuation
example, BB or lower by Standard & Poor's
Ratings Service and Ba or lower by Moody's
Investors Services, Inc.).                                               /X/     / /       /X/        /X/     /X/

INFLATION-LINKED SECURITIES Fixed and         credit, currency,
floating rate debt securities, the principal  interest rate
or interest of which is adjusted
periodically to a specified rate of
inflation.                                                               /X/     /X/       /X/        /X/     /X/

MORTGAGES (DIRECTLY HELD) Domestic debt       credit, environmental,
instrument which gives the lender a lien on   extension, interest
property as security for the loan payment.    rate, liquidity, market,
                                              natural event,
                                              political, prepayment,
                                              valuation                  /X/     /X/       /X/        /X/     /X/

MORTGAGE-BACKED SECURITIES Domestic and       credit, currency,
foreign securities (such as Federal Home      extension, interest
Loan Banks, Freddie Macs, Fannie Maes) which  rate, leverage, market,
represent interests in pools of mortgages,    political, prepayment
whereby the principal and interest paid
every month is passed through to the holder
of the securities.                                                       /X/     /X/       /X/        /X/     /X/

MORTGAGE DOLLAR-ROLLS The sale of domestic    currency, extension,
or foreign mortgage-backed securities with    interest rate, leverage,
the promise to purchase similar securities    liquidity, market,
at a later date. Segregated liquid assets     political, prepayment
are used to offset leverage risk.                                        /X/(1)  /X/(1)    /X/(1)     /X/(1)  /X/(1)

PARTICIPATION INTERESTS Interests that        credit, currency,
represent a share of bank debt or             extension, interest
similar securities or obligations.            rate, liquidity,
                                              political, prepayment      /X/     /X/       /X/        /X/     /X/

PRIVATE PLACEMENTS Bonds or other             credit, interest rate,
investments that are sold directly to an      liquidity, market,
institutional investor.                       valuation                  /X/     /X/       /X/        /X/     /X/

REITs AND OTHER REAL-ESTATE RELATED           credit, interest rate,
INSTRUMENTS Securities of issuers that        liquidity, market,
invest in real estate or are secured by real  natural event,
estate.                                       prepayment, valuation      /X/     /X/       /X/        /X/     /X/

REPURCHASE AGREEMENTS Contracts whereby the   credit
Fund agrees to purchase a security and
resell it to the seller on a particular date
and at a specific price.                                                 /X/     /X/       /X/        /X/     /X/

REVERSE REPURCHASE AGREEMENTS Contracts       credit, leverage
whereby the Fund sells a security and agrees
to repurchase it from the buyer on a
particular date and at a specific price.
Considered a form of borrowing.                                          /X/(2)  /X/(2)    /X/(2)     /X/(2)  /X/(2)

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF       credit, currency,
SUPRANATIONAL ORGANIZATIONS Dollar- or        interest rate, market,
non-dollar-denominated securities issued by   political
foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.                                     /X/(1)  /X/(1)    /X/        /X/     /X/

SWAPS Contractual agreement whereby a party   credit, currency,
agrees to exchange periodic payments with a   interest rate, leverage,
counterparty. Segregated liquid assets are    market, political,
used to offset leverage risk.                 valuation                  /X/     /X/       /X/        /X/(1)  /X/

TAX EXEMPT MUNICIPAL SECURITIES Securities,   credit, interest rate,
generally issued as general obligation and    market, natural event,
revenue bonds, whose interest is exempt from  political
federal taxation and state and/or local
taxes in the state where the securities were
issued.                                                                  /X/     /X/       /X/        /X/     /X/

U.S. GOVERNMENT SECURITIES Debt instruments   interest rate
(Treasury bills, notes and bonds) guaranteed
by the U.S. government for the timely
payment of principal and interest.                                       /X/     /X/       /X/        /X/     /X/

ZERO-COUPON, PAY-IN-KIND AND DEFERRED         credit, currency,
PAYMENT SECURITIES Domestic and foreign       interest rate,
securities offering non-cash or delayed-cash  liquidity, market,
payment. Their prices are typically more      political, valuation
volatile than those of some other debt
instruments and involve certain special tax
considerations.                                                          /X/(1)  /X/(1)    /X/        /X/(1)  /X/

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.


FOREIGN INVESTMENT RISK The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.


PORTFOLIO QUALITY RISK The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

(1) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

JPMORGAN INCOME FUNDS


RISK AND REWARD ELEMENTS


This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                                    POTENTIAL REWARDS                    AND REWARD
MARKET CONDITIONS

- Each Fund's share price, yield and total return  - Bonds have generally outperformed  - Under normal circumstances the Funds
  will fluctuate in response to bond market          money market investments over the    plan to remain fully invested in
  movements                                          long term, with less risk than       bonds and other fixed-income
                                                     stocks                               securities and may invest uninvested
- The value of most bonds will fall when interest                                         cash in affiliated money market
  rates rise; the longer a bond's maturity and     - Most bonds will rise in value        funds
  the lower its credit quality, the more its         when interest rates fall
  value typically falls                                                                 - Bond investments may include U.S.
                                                   - Mortgage-backed and asset-backed     and foreign corporate and government
- Adverse market, economic, political or other       securities and direct mortgages      bonds, mortgage-backed and
  conditions may from time to time cause a Fund      can offer attractive returns         asset-backed securities, convertible
  to take temporary defensive positions that are                                          securities, participation interests
  inconsistent with its principal investment                                              and private placements
  strategies and may hinder a Fund from achieving
  its investment objective                                                              - The Funds seek to limit risk and
                                                                                          enhance total return or yields
- Mortgage-backed and asset-backed securities                                             through careful management, sector
  (securities representing an interest in, or                                             allocation, individual securities
  secured by, a pool of mortgages or other assets                                         selection and duration management
  such as receivables) and direct mortgages could
  generate capital losses or periods of low                                             - During severe market downturns, the
  yields if they are paid off substantially                                               Funds have the option of investing
  earlier or later than anticipated                                                       up to 100% of assets in high quality
                                                                                          short-term instruments

                                                                                        - The adviser monitors interest rate
                                                                                          trends, as well as geographic and
                                                                                          demographic information related to
                                                                                          mortgage-backed securities and
                                                                                          mortgage prepayments

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                                    POTENTIAL REWARDS                    AND REWARD
CREDIT QUALITY

- The default of an issuer would leave a Fund      - Investment-grade bonds have a      - Each Fund maintains its own policies
  with unpaid interest or principal                  lower risk of default                for balancing credit quality against
                                                                                          potential yields and gains in light
- Junk bonds (those rated BB, Ba or lower)         - Junk bonds offer higher yields       of its investment goals
  have a higher risk of default, tend to be          and higher potential gains
  less liquid and may be more difficult to                                              - The adviser develops its own ratings
  value                                                                                   of unrated securities and makes a
                                                                                          credit quality determination for
FOREIGN INVESTMENTS                                                                       unrated securities

- A Fund could lose money because of foreign       - Foreign bonds, which represent a   - Foreign bonds are a primary
  government actions, political instability or       major portion of the world's         investment for the Global Strategic
  lack of adequate and accurate information          fixed income securities, offer       Income Fund and may be a significant
                                                     attractive potential performance     investment for the Bond, Enhanced
- Currency exchange rate movements could             and opportunities for                Income, Short Term Bond and Real
  reduce gains or create losses                      diversification                      Return Funds.

- Currency and investment risks tend to be         - Favorable exchange rate movements  - To the extent that a Fund invests in
  higher in emerging markets; these markets          could generate gains or reduce       foreign bonds, it may manage the
  also present higher liquidity and valuation        losses                               currency exposure of its foreign
  risks                                                                                   investments relative to its
                                                   - Emerging markets can offer higher    benchmark, and may hedge a portion
                                                     returns                              of its foreign currency exposure
                                                                                          into the U.S. dollar from time to
                                                                                          time The Bond, Enhanced Income,
                                                                                          Short Term Bond and Real Return
                                                                                          Funds may also use forward foreign
                                                                                          currency contracts for risk
                                                                                          management purposes and/or to
                                                                                          increase income and gain by
                                                                                          establishing or adjusting exposure
                                                                                          to particular foreign securities,
                                                                                          markets or currencies. (see also
                                                                                          "Derivatives"); these currency
                                                                                          management techniques may not be
                                                                                          available for certain emerging
                                                                                          markets investments

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                                    POTENTIAL REWARDS                    AND REWARD
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

- When a Fund buys securities before issue or      - A Fund can take advantage of       - Each Fund segregates liquid assets
  for delayed delivery, it could be exposed to       attractive transaction               to offset leverage risks
  leverage risk if it does not segregate             opportunities
  liquid assets

MANAGEMENT CHOICES

- A Fund could underperform its benchmark due      - A Fund could outperform its        - The adviser focuses its active
  to its sector, securities or duration              benchmark due to these same          management on those areas where it
  choices                                            choices                              believes its commitment to research
                                                                                          can most enhance returns and manage
                                                                                          risks in a consistent way

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                                    POTENTIAL REWARDS                    AND REWARD
DERIVATIVES

- Derivatives such as futures, options, swaps and  - Hedges that correlate well with    - The Funds use derivatives, such as
  forward foreign currency contracts(1) that are     underlying positions can reduce      futures, options, swaps and forward
  used for hedging the portfolio or specific         or eliminate losses at low cost      foreign currency contracts for
  securities may not fully offset the underlying                                          hedging and for risk management and
  positions and this could result in losses to     - A Fund could make money and          to increase income or gain (i.e., to
  the Fund that would not have otherwise             protect against losses if            adjust duration or yield curve
  occurred*                                          management's analysis proves         exposure or to establish or adjust
                                                     correct                              exposure to particular securities,
- The Fund may have difficulty exiting a                                                  markets or currencies); risk
  derivatives position.                            - Derivatives that involve leverage    management may include management of
                                                     could generate substantial gains     a Fund's exposure relative to its
- Derivatives used for risk management may not       at low cost                          benchmark
  have the intended effects and may result in
  losses or missed opportunities                                                        - The Funds only establish hedges that
                                                                                          they expect will be highly
- The counterparty to a derivatives contract                                              correlated with underlying positions
  could default
                                                                                        - While the Funds may use derivatives
- Certain types of derivatives involve costs to                                           that incidentally involve leverage,
  the Funds which can reduce returns                                                      they do not use them for the
                                                                                          specific purpose of leveraging their
- Derivatives that involve leverage could magnify                                         portfolios
  losses

- Derivatives used for non-hedging purposes could cause losses that exceed the original investment

- Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund's assets and defer recognition of certain of a Fund's losses



* The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                                    POTENTIAL REWARDS                    AND REWARD
SECURITIES LENDING

- When a Fund lends a security, there is a         - A Fund may enhance income through  - The adviser maintains a list of
  risk that the loaned securities may not be         the investment of the collateral     approved borrowers
  returned if the borrower or the lending            received from the borrower
  agent defaults                                                                        - The Funds receive collateral equal
                                                                                          to at least 100% of the current
- The collateral will be subject to the risks                                             value of securities loaned plus
  of the securities in which it is invested                                               accrued interest

                                                                                        - The lending agents indemnify a Fund
                                                                                          against borrower default

                                                                                        - The adviser's collateral investment
                                                                                          guidelines limit the quality and
                                                                                          duration of collateral investment to
                                                                                          minimize losses

                                                                                        - Upon recall, the borrower must
                                                                                          return the securities loaned within
                                                                                          the normal settlement period

ILLIQUID HOLDINGS

- A Fund could have difficulty valuing these       - These holdings may offer more      - No Fund may invest more than 15% of
  holdings precisely                                 attractive yields or potential       net assets in illiquid holdings
                                                     growth than comparable widely
- A Fund could be unable to sell these               traded securities                  - To maintain adequate liquidity to
  holdings at the time or price desired                                                   meet redemptions, each Fund may hold
                                                                                          high quality short-term instruments
                                                                                          (including repurchase agreements)
                                                                                          and, for temporary or extraordinary
                                                                                          purposes, may borrow from banks up
                                                                                          to 33 1/3% of the value of its total
                                                                                          assets or draw on a line of credit

SHORT-TERM TRADING

- Increased trading would raise a Fund's           - A Fund could realize gains in a    - The Funds may use short-term trading
  transaction costs                                  short period of time                 to take advantage of attractive or
                                                                                          unexpected opportunities or to meet
- Increased short-term capital gains               - A Fund could protect against         demands generated by shareholder
  distributions would raise shareholders'            losses if a bond is overvalued       activity
  income tax liability                               and its value later falls

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                                    POTENTIAL REWARDS                    AND REWARD
SHORT SELLING

- The Bond Fund, the Real Return Fund and the      - A Fund could make money and        - A Fund sets aside liquid assets in
  Short Term Bond Fund may engage in short           protect against losses if            segregated or broker accounts to
  selling                                            management's analysis proves         cover short positions and offset a
                                                     correct                              portion of the leverage risk
- Short sales may not have the intended
  effects and may result in losses                 - Short selling may allow a Fund to  - A Fund makes short sales through
                                                     generate positive returns in         brokers that the adviser has
- A Fund may not be able to close out a short        declining markets                    determined to be highly creditworthy
  position at a particular time or at an
  acceptable price

- A Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

- Segregated accounts with respect to short sales may limit a Fund's investment flexibility

- Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the stock at the time of the short sale

- If the SEC staff changes its current policy of permitting brokers executing a Fund's short sales to hold proceeds of such short sales, the cost of such transactions would increase significantly and a Fund may be required to cease operations or change its investment objective

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank., N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

JPMIM--RELATED PERFORMANCE OF SEPARATELY MANAGED ACCOUNTS


In addition to acting as investment adviser to the Real Return Fund, JPMIM manages separate accounts using a real return strategy. The following table shows the historical performance of all accounts managed by JPMIM, which have substantially similar investment objectives, policies, strategies and risks to the Real Return Fund. The composite is provided to illustrate the past performance of JPMIM in managing substantially similar accounts. PLEASE NOTE THAT THIS COMPOSITE DOES NOT REPRESENT THE PERFORMANCE OF THE REAL RETURN FUND. ALTHOUGH THE ACCOUNTS IN THE COMPOSITE ARE MANAGED IN A SUBSTANTIALLY SIMILAR STYLE TO THE REAL RETURN FUND, THEIR INVESTMENT OBJECTIVES, POLICIES, STRATEGIES AND RISKS ARE NOT IDENTICAL. THE ACCOUNTS IN THE COMPOSITE LIMIT THEIR INVESTMENTS TO DOMESTIC INFLATION PROTECTED SECURITIES. ALTHOUGH THE REAL RETURN FUND PRIMARILY INVESTS IN DOMESTIC INFLATION PROTECTED SECURITIES, IT MAY ALSO INVEST UP TO THIRTY PERCENT OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, AND MAY ALSO INVEST IN DERIVATIVES AND OTHER INVESTMENTS IN SEEKING TO PROVIDE INFLATION PROTECTED RETURN. YOU SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE REAL RETURN FUND OR JPMIM. The accounts that are included in the composites are not subject to the same types of expenses to which the Real Return Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Real Return Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the composites presented below are unaudited. The investment results or the composites were not calculated pursuant to the methodology established by the Securities and Exchange Commission that is used to calculate performance results of the Real Return Fund. Rather, the performance results for the composites were calculated on a time weighted basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. The returns included in the composite reflect the deduction of the Fund's current estimated total annual Fund operating expenses absent any fee waivers or expense reimbursements. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage or derivatives. Investors should also be aware that the use of a methodology different from what is used below to calculate performance could result in different performance data.



                                                LEHMAN BROTHERS
                                 US TIPS           GLOBAL US
CALENDAR YEAR                  COMPOSITE(1)      TIPS INDEX(2)
------------------------------------------------------------------
2003

2004

                                                LEHMAN BROTHERS
                                 US TIPS           GLOBAL US
ANNUALIZED PERIOD              COMPOSITE(1)      TIPS INDEX(2)
-------------------------------------------------------------------
1 YR. ENDED ____
3 YR. ENDED ____
INCEPTION (THROUGH 10/__/05)



(1) The information presented is for the JPMIM US TIPS Composite. The inception date of the composite is _______________. The composite contains information from all of the separate accounts managed in a substantially similar manner as the Real Return Fund. The net performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions. The composite performance has been adjusted to reflect the total annual fund operating expenses for Institutional Class Shares including any contractual fee waivers or expense reimbursements.

(2) The Lehman Brothers Global US TIPS Index is an unmanaged index that includes _____________________. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request. Because Institutional Class Shares of the Real Return Fund had not commenced operations as of the end of the Funds' last fiscal years, financial highlights for the Institutional Class are not included in this prospecutus.

INSTITUTIONAL CLASS SHARES



                                                                   PER SHARE OPERATING PERFORMANCE:
                                 -----------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                              ----------------------------------------   ---------------------------------------
                                                              NET GAINS
                                                             (LOSSES) ON
                                 NET ASSET           NET      SECURITIES                  DIVIDENDS
                                    VALUE,    INVESTMENT           (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                 BEGINNING        INCOME    REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL   TAX RETURN
                                 OF PERIOD        (LOSS)     UNREALIZED)    OPERATIONS       INCOME           GAINS   OF CAPITAL
BOND FUND^^
Year Ended 8/31/05
Year Ended 8/31/04               $     9.94         0.35            0.32          0.67         0.35            0.30           --
Year Ended 8/31/03               $    10.04         0.42           (0.02)         0.40         0.42            0.08           --
11/1/01 Through 8/31/02          $    10.08         0.34            0.02          0.36         0.34            0.06           --
Year Ended 10/31/01              $     9.43         0.58^           0.65          1.23         0.58              --           --

ENHANCED INCOME FUND
Year Ended 8/31/05
Year Ended 8/31/04               $     9.86         0.14           (0.02)         0.12         0.14              --           --
Year Ended 8/31/03               $     9.98         0.23           (0.12)         0.11         0.23              --           --
11/30/01* Through 8/31/02        $    10.00         0.18           (0.02)         0.16         0.18              --           --

GLOBAL STRATEGIC INCOME FUND^^
Year Ended 8/31/05
Year Ended 8/31/04               $     8.92         0.51^           0.17          0.68         0.52              --           --
Year Ended 8/31/03               $     8.65         0.48^           0.27          0.75         0.48              --           --
11/1/01 Through 8/31/02          $     8.95         0.47           (0.30)         0.17         0.45              --         0.02
Year Ended 10/31/01              $     9.29         0.69^          (0.16)         0.53         0.87              --           --

SHORT TERM BOND FUND^^
Year Ended 8/31/05
Year Ended 8/31/04               $     9.86         0.25           (0.02)         0.23         0.24              --           --
Year Ended 8/31/03               $    10.05         0.28           (0.04)         0.24         0.29            0.14           --
11/1/01 Through 8/31/02          $    10.03         0.29            0.06          0.35         0.29            0.04           --
Year Ended 10/31/01              $     9.58         0.54^           0.46          1.00         0.55              --           --


^   Calculated based upon average shares outstanding.
^^  The fund changed its fiscal year end from October 31 to August 31.
(a) Amount is less than $0.005.
 *  Commencement of operations.
 ~ Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

                                           PER SHARE OPERATING PERFORMANCE:
                                   -----------------------------------------------

                                                        NET ASSET
                                             TOTAL     VALUE, END          TOTAL
                                     DISTRIBUTIONS      OF PERIOD       RETURN (b)
BOND FUND^^
Year Ended 8/31/05
Year Ended 8/31/04                            0.65   $       9.96           6.96%
Year Ended 8/31/03                            0.50   $       9.94           3.99%
11/1/01 Through 8/31/02                       0.40   $      10.04           3.71%
Year Ended 10/31/01                           0.58   $      10.08          13.46%

ENHANCED INCOME FUND
Year Ended 8/31/05
Year Ended 8/31/04                            0.14   $       9.84           1.28%
Year Ended 8/31/03                            0.23   $       9.86           1.14%
11/30/01* Through 8/31/02                     0.18   $       9.98           1.58%

GLOBAL STRATEGIC INCOME FUND^^
Year Ended 8/31/05
Year Ended 8/31/04                            0.52   $       9.08           7.85%
Year Ended 8/31/03                            0.48   $       8.92           8.86%
11/1/01 Through 8/31/02                       0.47   $       8.65           1.92%
Year Ended 10/31/01                           0.87   $       8.95           5.86%

SHORT TERM BOND FUND^^
Year Ended 8/31/05
Year Ended 8/31/04                            0.24   $       9.85           2.38%
Year Ended 8/31/03                            0.43   $       9.86           2.44%
11/1/01 Through 8/31/02                       0.33   $      10.05           3.55%
Year Ended 10/31/01                           0.55   $      10.03          10.70%

                                                                 RATIOS/SUPPLEMENTAL DATA:
                              -----------------------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS: #
                                             ----------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                                NET ASSETS,                      NET                 EXPENSES         INCOME (LOSS)
                                     END OF               INVESTMENT         WITHOUT WAIVERS,      WITHOUT WAIVERS,      PORTFOLIO
                                     PERIOD        NET        INCOME           REIMBURSEMENTS        REIMBURSEMENTS      TURNOVER
                                 (MILLIONS)   EXPENSES        (LOSS)     AND EARNINGS CREDITS  AND EARNINGS CREDITS      RATE ~(b)
BOND FUND^^
Year Ended 8/31/05
Year Ended 8/31/04               $      318       0.49%         3.51%                    0.62%                3.38%          571%
Year Ended 8/31/03               $      478       0.49%         4.10%                    0.60%                3.99%          679%
11/1/01 Through 8/31/02          $      747       0.49%         4.14%                    0.58%                4.05%          572%
Year Ended 10/31/01              $    1,016       0.49%         5.98%                    0.51%                5.96%          423%(2)

ENHANCED INCOME FUND
Year Ended 8/31/05
Year Ended 8/31/04               $      294       0.20%         1.47%                    0.56%                1.12%          156%
Year Ended 8/31/03               $      354       0.20%         2.33%                    0.56%                1.97%          328%
11/30/01* Through 8/31/02        $      300       0.20%         2.40%                    0.68%                1.92%          120%

GLOBAL STRATEGIC INCOME FUND^^
Year Ended 8/31/05
Year Ended 8/31/04               $       40       0.66%(o)      5.63%                    1.22%                5.07%          152%
Year Ended 8/31/03               $      108       0.65%         5.42%                    0.97%                5.10%          248%
11/1/01 Through 8/31/02          $      135       0.65%         6.44%                    0.98%                6.11%          178%
Year Ended 10/31/01              $      143       0.65%         7.50%                    0.80%                7.35%          107%(2)

SHORT TERM BOND FUND^^
Year Ended 8/31/05
Year Ended 8/31/04               $      642       0.30%         2.49%                    0.55%                2.24%          261%
Year Ended 8/31/03               $      806       0.30%         2.85%                    0.55%                2.60%          386%
11/1/01 Through 8/31/02          $      618       0.30%         3.53%                    0.54%                3.29%          215%
Year Ended 10/31/01              $      697       0.30%         5.52%                    0.48%                5.34%          160%(3)


(b) Not annualized for periods less than one year.
#   Short periods have been annualized.
(2) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the fund invested all of its investable assets.
(3) Percentages prior to 9/10/01 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.
(o) Includes interest expense for custody overdraft of 1 basis point.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary, you may contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Act File No. 811-21295.


(C) JPMorgan Chase & Co. All Rights Reserved. December 2005

PR-INCI-1205


[JPMORGAN ASSET MANAGEMENT LOGO]

PROSPECTUS DECEMBER 31, 2005


JPMORGAN
INCOME
FUNDS
ULTRA SHARES


JPMORGAN BOND FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Bond Fund                                                                      1
The Fund's Management and Administration                                       7
How to Do Business with the Fund                                               9
  Purchasing Fund Shares                                                       9
  Exchanging Fund Shares                                                      13
  Redeeming Fund Shares                                                       13
  Networking and Sub-Transfer Agency Fees                                     14
Shareholder Information                                                       16
  Distributions and Taxes                                                     16
  Availability of Proxy Voting Record                                         17
  Portfolio Holdings Disclosure                                               17
Investments                                                                   18
Risk and Reward Elements                                                      20
Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            25
Financial Highlights                                                          26
How To Reach Us                                                       BACK COVER

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 18-23.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies. The Fund typically will hedge 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. Up to 25% of Assets may be invested in securities rated below investment grade (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements. The Fund may invest in shares of other investment companies, including shares of affiliated money market funds.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund may engage in short sales.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


The Fund may invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitively to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for these securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities.


To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income and gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.

The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments which do not involve borrowing a security.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1),(2)

  1995                            18.42%
  1996                             3.30%
  1997                             9.21%
  1998                             7.74%
  1999                            -0.29%
  2000                            10.95%
  2001                             7.54%
  2002                             8.98%
  2003                             4.37%
  2004                             5.30%

BEST QUARTER 2nd quarter, 1995     6.30%

WORST QUARTER 2nd quarter, 2004   -2.73%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Ultra Shares were launched on 9/10/01 is based on the performance of the ultra feeder, that was merged out of existence (whose investment program was identical to and whose expenses were similar to those of the Ultra Shares) from 12/15/97 to 9/10/01. Returns for the period from 1/1/95 to 12/15/97 reflect performance of the institutional feeder.

(1) The Fund's fiscal year end is 8/31.


(2) For the period January 1, 2005 through September 30, 2005, the Fund's total return was 2.92%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------------
ULTRA SHARES

Return Before Taxes                                                               5.30           7.40            7.44
Return After Taxes on Distributions                                               3.07           5.01            4.90
Return After Taxes on Distributions and Sale of Fund Shares                       3.72           4.93            4.83

LEHMAN AGGREGATE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                               4.34           7.71            7.72

LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                 4.29           7.33            7.21

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.

^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR ULTRA SHARES

The expenses of the Ultra Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM ULTRA SHARES ASSETS)


MANAGEMENT FEES                                                   0.30
DISTRIBUTION (RULE 12b-1) FEES                                    NONE
SHAREHOLDER SERVICE FEES                                          NONE
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                   0.40




(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect for the entire most recent fiscal year, rather than since February 19, 2005, the effective date of such agreement.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of Ultra Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.40% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Ultra Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Ultra Shares and your actual costs may be higher or lower.


                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of JPMorgan Trust I, a Delaware statutory trust. The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/05, the adviser was paid management fees (net of waivers) of 0.30% of average daily net assets.

A discussion of the basis the Board of Trustees of JPMorgan Trust I used in reapproving the investment advisory agreement for the Fund is available in the annual report for the year ended August 31, 2005.


THE PORTFOLIO MANAGERS


The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

JPMORGAN BOND FUND. Tim Neumann, managing director and CFA, and Ronald Arons, vice president and CFA, are the portfolio managers for the JPMorgan Bond Fund. Mr. Neumann is the head of Portfolio Management and lead portfolio manager for Core Investment Grade and Core Plus strategies, working with the Macro team and sector teams to deliver account-specific portfolio strategy. He has been an employee of JPMIM since 1997 and has been in the fixed income asset management business since 1986. Prior to joining JPMIM, he was at Lehman Brothers Global Asset Management, where he was the portfolio manager for the firm's mortgage-backed securities accounts. Mr. Arons is the lead portfolio manager for Core Investment Grade strategies, responsible for formulating investment strategy and risk management for these portfolios. An employee since 1994, he was previously responsible for the development and distribution of fixed income mutual fund products, as well as for relationship management with a number of the firm's major clients.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


THE FUND'S ADMINISTRATOR


JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT


The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the Ultra Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries entities under which it will pay all or a portion of the 0.05% annual fee to such entities for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMorgan Distribution Services, Inc. (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES


JPMIM, the Fund's Distributor, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and the Fund's Distributor may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

- Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?

Ultra Shares may be purchased by investors (i) whose investments in the Fund are made and directed on their behalf by investment representatives at JPMorgan Investment Advisors Inc., JPMIM, Bank One Trust Company, N.A., or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account) and (ii) whose Discretionary Account's initial investment in the Fund is at least $20,000,000.

Ultra Shares also may be purchased by 401(k) plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A., where the plan's investment in the Fund is at least $20,000,000.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.


- Ultra Shares are not subject to a sales charge or Rule 12b-1 fees.

- Ultra Shares have lower annual expense ratios than Institutional Class and Select Class Shares as the Ultra Shares have no ongoing shareholder service fees.

- The Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.


WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a complete Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.


On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.


If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.


Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Ultra Shares of the Fund are subject to a $20,000,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. There are no minimum levels for subsequent purchases.


For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.


When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The specific Fund in which you are investing.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Ultra Shares of a Fund may be exchanged for Ultra Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.

- All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?


You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.  A financial institution; or

2.  Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?


If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES


The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1.  Trading on the NYSE is restricted;

2.  The NYSE is closed (other than weekend and holiday closings);

3.  Federal securities laws permit;

4.  The SEC has permitted a suspension; or

5.  An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes net capital gain distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares.Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE


No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INCOME FUNDS
                                                              /X/ Permitted
                                                              / / Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                                                                         BOND
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments    credit, interest rate, market, prepayment                   /X/
from specific assets, such as auto or credit card
receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time    credit, currency, liquidity, political                      /X/(1)
deposits and bankers' acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term debt issued by         credit, currency, interest rate, liquidity, market,         /X/(1)
domestic and foreign banks or corporations. These            political
securities are usually discounted and are rated by S&P,
Moody's or other nationally recognized statistical rating
organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt             credit, currency, interest rate, liquidity, market,         /X/(1)
securities that can be converted into equity securities at   political, valuation
a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign      credit, currency, interest rate, liquidity, market,         /X/(1)
industrial, utility, banking and other financial             political, valuation
institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which     credit, environmental, extension, interest rate,            /X/
gives the lender a lien on property as security for the      liquidity, market, natural event, political,
loan payment.                                                prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities   credit, currency, extension, interest rate,                 /X/(1)
(such as Federal Home Loan Banks, Freddie Macs, Fannie       leverage, market, political, prepayment
Maes) which represent interests in pools of mortgages,
whereby the principal and interest paid every month is
passed through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic or foreign        currency, extension, interest rate, leverage,               /X/(1),(2)
mortgage-backed securities with the promise to purchase      liquidity, market, political, prepayment
similar securities at a later date. Segregated liquid
assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share     credit, currency, extension, interest rate,                 /X/
of domestic or foreign bank debt or similar securities or    liquidity, political, prepayment
obligations.

PRIVATE PLACEMENTS Bonds or other investments that are       credit, interest rate, liquidity, market, valuation         /X/
sold directly to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities   credit, interest rate, liquidity, market, natural           /X/
of issuers that invest in real estate or are secured by      event, prepayment, valuation
real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to   credit                                                      /X/
purchase a security and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund     credit, leverage                                            /X/(2)
sells a security and agrees to repurchase it from the
buyer on a particular date and at a specific price.
Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL        credit, currency, interest rate, market, political          /X/(1)
ORGANIZATIONS Dollar- or non-dollar-denominated securities
issued by foreign governments or supranational
organizations. Brady bonds are issued in connection with
debt restructurings.

SWAPS Contractual agreement whereby a party agrees to        credit, currency, interest rate, leverage, market,          /X/
exchange periodic payments with a counterparty. Segregated   political, valuation
liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally        credit, interest rate, market, natural event,               /X/
issued as general obligation and revenue bonds, whose        political
interest is exempt from federal taxation and state and/or
local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury        interest rate                                               /X/
bills, notes and bonds) guaranteed by the U.S. government
for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES     credit, currency, interest rate, liquidity, market,         /X/(1)
Domestic and foreign securities offering non-cash or         political, valuation
delayed-cash payment. Their prices are typically more
volatile than those of some other debt instruments and
involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS


This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

- The Fund's share price, yield and total    - Bonds have generally outperformed       - Under normal circumstances the Fund
  return will fluctuate in response to bond    money market investments over the long    plans to remain fully invested in bonds
  market movements                             term, with less risk than stocks          and other fixed income securities and
                                                                                         may invest uninvested cash in
- The value of most bonds will fall when     - Most bonds will rise in value when        affiliated money market funds
  interest rates rise; the longer a bond's     interest rates fall
  maturity and the lower its credit                                                    - Bond investments may include U.S. and
  quality, the more its value typically      - Mortgage-backed and asset-backed          foreign corporate and government bonds,
  falls                                        securities and direct mortgages can       mortgage-backed and asset backed
                                               offer attractive returns                  securities, convertible securities,
- Adverse market, economic, political or                                                 participation interests and private
  other conditions may from time to time                                                 placements
  cause the Fund to take temporary
  defensive positions that are inconsistent                                            - The Fund seeks to limit risk and
  with its principal investment strategies                                               enhance total return or yields through
  and may hinder the Fund from achieving                                                 careful management, sector allocation,
  its investment objective                                                               individual securities selection and
                                                                                         duration management
- Mortgage-backed and asset-backed
  securities (securities representing an                                               - During severe market downturns, the
  interest in, or secured by, a pool of                                                  Fund has the option of investing up to
  mortgages or other assets such as                                                      100% of assets in high quality
  receivables) and direct mortgages could                                                short-term instruments
  generate capital losses or periods of low
  yields if they are paid off substantially                                            - The adviser monitors interest rate
  earlier or later than anticipated                                                      trends, as well as geographic and
                                                                                         demographic information related to
                                                                                         mortgage-backed securities and mortgage
                                                                                         prepayments

CREDIT QUALITY

- The default of an issuer would leave       - Investment-grade bonds have a lower     - The Fund maintains its own policies
  the Fund with unpaid interest or principal   risk of default                           for balancing credit quality against
                                                                                         potential yields and gains in light of
- Junk bonds (those rated BB/Ba or lower)    - Junk bonds offer higher yields and        its investment goals
  have a higher risk of default, tend to be    higher potential gains
  less liquid and may be more difficult to                                             - The adviser develops its own ratings
  value                                                                                  of unrated securities and makes a
                                                                                         credit quality determination for
                                                                                         unrated securities

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                          AND REWARD
FOREIGN INVESTMENTS

- The Fund could lose money because of       - Foreign bonds, which represent a         - Foreign bonds may be a significant
  foreign government actions, political        major portion of the world's fixed         investment for the Fund
  instability or lack of adequate and          income securities, offer attractive
  accurate information                         potential performance and opportunities  - To the extent that the Fund invests
                                               for diversification                        in foreign bonds, it may manage the
- Currency exchange rate movements could                                                  currency exposure of its foreign
  reduce gains or create losses              - Favorable exchange rate movements          investments relative to its benchmark,
                                               could generate gains or reduce losses      and may hedge a portion of its foreign
- Currency and investment risks tend to                                                   currency exposure into the U.S. dollar
  be higher in emerging markets; these       - Emerging markets can offer higher          from time to time (see also
  markets also present higher liquidity and    returns                                    "Derivatives"); the Fund may also use
  valuation risks                                                                         forward foreign currency contracts for
                                                                                          risk management purposes and/or to
                                                                                          increase income and gain by
                                                                                          establishing or adjusting exposure to
                                                                                          particular foreign securities, markets
                                                                                          or exposures. these currency management
                                                                                          techniques may not be available for
                                                                                          certain emerging markets investments

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys securities before       - The Fund can take advantage of           - The Fund segregates liquid assets to
  issue or for delayed delivery, it could      attractive transaction opportunities       offset leverage risk
  be exposed to leverage risk if it does
  not segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform its            - The Fund could outperform its            - The adviser focuses its active
  benchmark due to its sector, securities      benchmark due to these same choices        management on those areas where it
  or duration choices                                                                     believes its commitment to research can
                                                                                          most enhance returns and manage risks
                                                                                          in a consistent way

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

- Derivatives such as futures, options,      - Hedges that correlate well with          - The Fund uses derivatives, such as
  swaps and forward foreign currency           underlying positions can reduce or         futures, options, swaps and forward
  contracts(1) that are used for hedging       eliminate losses at low cost               foreign currency contracts for hedging
  the portfolio or specific securities may                                                and for risk management and to increase
  not fully offset the underlying positions  - The Fund could make money and protect      income or gain (i.e., to adjust
  and this could result in losses to the       against losses if management's analysis    duration or yield curve exposure or to
  Fund that would not have otherwise           proves correct                             establish or adjust exposure to
  occurred*                                                                               particular securities, markets or
                                             - Derivatives that involve leverage          currencies); risk management may
- A Fund may have difficulty exiting a         could generate substantial gains at low    include management of the Fund's
  derivatives position                         cost                                       exposure relative to its benchmark

- Derivatives used for risk management                                                  - The Fund only establishes hedges that
  may not have the intended effects and may                                               it expects will be highly correlated
  result in losses or missed opportunities                                                with underlying positions

- The counterparty to a derivatives                                                     - While the Fund may use derivatives
  contract could default                                                                  that incidentally involve leverage, it
                                                                                          does not use them for the specific
- Certain types of derivatives involve                                                    purpose of leveraging its portfolio
  costs to the Fund which can reduce returns
                                                                                        - The Fund may use derivatives to
- Derivatives that involve leverage could                                                 increase income and gain
  magnify losses

- Derivatives used for non-hedging
  purposes could cause losses that exceed
  the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund, affect the holding period of the Fund's assets and defer recognition of certain of the Fund's losses



* The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                            AND REWARD
SECURITIES LENDING

- When the Fund lends a security, there      - The Fund may enhance income through        - The adviser maintains a list of
  is a risk that the loaned securities may     the investment of the collateral             approved borrowers
  not be returned if the borrower or the       received from the borrower
  lending agent defaults                                                                  - The Fund receives collateral equal to
                                                                                            at least 100% of the current value of
- The collateral will be subject to the                                                     securities loaned plus accrued interest
  risks of the securities in which it is
  invested                                                                                - The lending agents indemnify the Fund
                                                                                            against borrower default

                                                                                          - The adviser's collateral investment
                                                                                            guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses

                                                                                          - Upon recall, the borrower must return
                                                                                            the securities loaned within the normal
                                                                                            settlement period

ILLIQUID HOLDINGS

- The Fund could have difficulty valuing     - These holdings may offer more              - The Fund may not invest more than 15%
  these holdings precisely                     attractive yields or potential growth        of net assets in illiquid holdings
                                               than comparable widely traded securities
- The Fund could be unable to sell these                                                  - To maintain adequate liquidity to
  holdings at the time or price desired                                                     meet redemptions, the Fund may hold
                                                                                            high quality short-term instruments
                                                                                            (including repurchase agreements) and,
                                                                                            for temporary or extraordinary purposes,
                                                                                            may borrow from banks up to 33 1/3% of
                                                                                            the value of its total assets or draw
                                                                                            on a line of credit

SHORT-TERM TRADING

- Increased trading would raise the          - The Fund could realize gains in a          - The Fund may use short-term trading
  Fund's transaction costs                     short period of time                         to take advantage of attractive or
                                                                                            unexpected opportunities or to meet
- Increased short-term capital gains         - The Fund could protect against losses        demands generated by shareholder
  distributions would raise shareholders'      if a bond is overvalued and its value        activity
  income tax liability                         later falls

                                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                            AND REWARD
SHORT SELLING

- Short sales may not have the intended      - The Fund could make money and protect      - The Fund sets aside liquid assets in
  effects and may result in losses             against losses if management's analysis      segregated or broker accounts to cover
                                               proves correct                               short positions and offset a portion of
- The Fund may not be able to close out a                                                   the leverage risk
  short position at a particular time or at  - Short selling may allow the Fund to
  an acceptable price                          generate positive returns in declining     - The Fund makes short sales through
                                               markets                                      brokers that the adviser has determined
- The Fund may not be able to borrow                                                        to be highly creditworthy
  certain securities to sell short,
  resulting in missed opportunities

- Segregated accounts with respect to
  short sales may limit the Fund's
  investment flexibility

- Short sales involve leverage risk,
  credit exposure to the brokers that
  execute the short sale and retain the
  proceeds, have no cap on maximum losses
  and gains are limited to the price of the stock at the time of the short sale

- If the SEC staff changes its current
  policy of permitting brokers executing
  the Fund's short sales to hold proceeds
  of such short sales, the cost of such
  transactions would increase significantly and the Fund may be required to cease operations or change its investment objective

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports, which is available upon request.


ULTRA SHARES@


                                                       PER SHARE OPERATING PERFORMANCE:
                           -------------------------------------------------------------------------------------------
                                        INCOME FROM INVESTMENT OPERATIONS:            LESS DISTRIBUTIONS:
                                      --------------------------------------  ----------------------------------------
                                                      NET GAINS
                                                    (LOSSES) ON
                           NET ASSET         NET     SECURITIES                DIVIDENDS
                              VALUE,  INVESTMENT          (BOTH   TOTAL FROM    FROM NET  DISTRIBUTIONS
                           BEGINNING      INCOME   REALIZED AND   INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL
                           OF PERIOD      (LOSS)    UNREALIZED)   OPERATIONS      INCOME          GAINS  DISTRIBUTIONS
BOND FUND
Year Ended 8/31/05
Year Ended 8/31/04         $    9.95        0.36           0.32         0.68        0.36           0.30           0.66
Year Ended 8/31/03         $   10.05        0.43          (0.02)        0.41        0.43           0.08           0.51
11/1/01 Through 8/31/02^^  $   10.09        0.34           0.02         0.36        0.34           0.06           0.40
Year Ended 10/31/01        $    9.47        0.54^          0.72         1.26        0.62           0.02           0.64



^^  The fund changed its fiscal year from October 31 to August 31.

 ^  Calculated based upon average shares outstanding.

                             PER SHARE OPERATING PERFORMANCE:
                           ------------------------------------
                            NET ASSET
                           VALUE, END                  TOTAL
                            OF PERIOD                RETURN (b)
BOND FUND
Year Ended 8/31/05
Year Ended 8/31/04         $     9.97                  7.05%
Year Ended 8/31/03         $     9.95                  4.08%
11/1/01 Through 8/31/02^^  $    10.05                  3.80%
Year Ended 10/31/01        $    10.09                 13.63%

                                                             RATIOS/SUPPLEMENTAL DATA:
                            ----------------------------------------------------------------------------------------
                                                          RATIOS TO AVERAGE  NET ASSETS: #
                                        -----------------------------------------------------------------
                                                                                           NET INVESTMENT
                           NET ASSETS,                   NET               EXPENSES         INCOME (LOSS)
                                END OF            INVESTMENT       WITHOUT WAIVERS,      WITHOUT WAIVERS,   PORTFOLIO
                                PERIOD       NET      INCOME         REIMBURSEMENTS        REIMBURSEMENTS    TURNOVER
                            (MILLIONS)  EXPENSES      (LOSS)   AND EARNINGS CREDITS  AND EARNINGS CREDITS        RATE (b)
BOND FUND
Year Ended 8/31/05
Year Ended 8/31/04         $       381     0.40%        3.59%                  0.56%                 3.43%        571%
Year Ended 8/31/03         $       444     0.40%        4.19%                  0.55%                 4.04%        679%
11/1/01 Through 8/31/02^^  $       609     0.40%        4.20%                  0.53%                 4.07%        572%
Year Ended 10/31/01        $       598     0.37%        6.08%                  0.47%                 5.98%        423%x

(b) Not annualized for periods less than one year.
  # Short periods have been annualized.
  x Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S.
    Fixed Income Portfolio, in which the Fund invested all of its investable assets.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you may contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295.


(C) JPMorgan Chase & Co. All Rights Reserved. December 2005


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-BU-1205

PROSPECTUS DECEMBER 31, 2005


JPMORGAN
INCOME
FUNDS
CLASS M SHARES


JPMORGAN GLOBAL STRATEGIC INCOME FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Global Strategic Income Fund                                           1
The Fund's Management and Administration                               7
How to Do Business with the Fund                                       9
   Purchasing Fund Shares                                              9
   Sales Charges                                                      12
   Rule 12b-1 Fees                                                    13
   Exchanging Fund Shares                                             13
   Redeeming Fund Shares                                              14
   Networking and Sub-Transfer Agency Fees                            16
Shareholder Information                                               17
   Distributions and Taxes                                            17
   Availability of Proxy Voting Record                                17
   Portfolio Holdings Disclosure                                      18
Investments                                                           20
Risk and Reward Elements                                              22
Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates                             27
Financial Highlights                                                  28
How To Reach Us                                               BACK COVER

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 20-26.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.


The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar (range 0-25%)

- 35% public/private mortgages (range 20-45%)

- 23% public/private corporates (range 5-25%)

- 15% emerging markets (range 0-25%)

- 15% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection.


The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may also invest in high-quality, short-term money market instruments. The Fund may invest in shares of other investment companies, including shares of affiliated money market funds.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. Investors should be prepared for risks that exceed those of more traditional bond funds.


The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

- want an investment that pays monthly dividends

- want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- have a short-term investment horizon

- are adverse to below investment grade securities

- require stability of principal

- are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class M Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class M Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)


1998          2.31%
1999          2.08%
2000          7.55%
2001          2.60%
2002          5.14%
2003          8.40%
2004          6.22%

BEST QUARTER 4th quarter, 2002            3.76%

WORST QUARTER 3rd quarter, 2001          -2.01%

* The Fund's performance for Class M Shares is based on the performance of the Class A Shares of the Fund (which invests in the same portfolio of securities but are not offered in this prospectus). Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 3/17/97 to 9/10/01. During these periods, the actual returns of Class M Shares would have been lower than shown because Class M Shares have higher expenses than the above referenced feeder and Class A Shares.

(1)  The Fund's fiscal year end is 8/31.


(2) For the period January 1, 2005 through September 30, 2005, the Fund's total return was 3.84%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)

                                                               PAST 1 YEAR    PAST 5 YEARS   LIFE OF FUND
---------------------------------------------------------------------------------------------------------
CLASS M SHARES
Return Before Taxes                                                   3.06            5.32           5.03
Return After Taxes on Distributions                                   1.29            2.81           2.48
Return After Taxes on Distributions and
  Sale of Fund Shares                                                 1.94            2.96           2.66

LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                  4.34            7.71           7.27

LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                    8.64            6.71           5.73

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR CLASS M SHARES

The estimated expenses of Class M Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                                           CLASS M SHARES
---------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,                                                     3.00
SHOWN AS % OF THE OFFERING PRICE*

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                    NONE

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED**                                                                          2.00%


* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Fund."

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS M ASSETS)


                                                                                           CLASS M SHARES
---------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                      0.45
DISTRIBUTION (RULE 12b-1) FEES                                                                       0.50
SHAREHOLDER SERVICE FEES                                                                             0.30
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                                                      1.45


(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class M Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.45% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class M Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Class M Shares and your actual costs may be higher or lower.


                                                             1 YEAR                        3 YEARS
--------------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)


* Assumes sales charge is deducted when shares are purchased.

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of JPMorgan Trust I, a Delaware statutory trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/05, the adviser was paid management fees (net of waivers) of 0.16% of average daily net assets.

A discussion of the basis the Board of Trustees of JPMorgan Trust I used in reapproving the investment advisory agreement for the Fund is available in the annual report for the year ended August 31, 2005.


THE PORTFOLIO MANAGERS


The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

JPMORGAN GLOBAL STRATEGIC INCOME FUND. Jeff Grills, vice president and CFA, and Tim Neumann are the portfolio mangers for the Global Strategic Income Fund. Mr. Grills is responsible for the management of both the dedicated and lower volatility emerging market portfolios. An employee since 1993, he spent two years with the Structured Derivatives Group before moving to the Fixed Income Group. In Fixed Income, Mr. Grills has served as an analyst in the Quantitative Research Group focusing on portfolio construction and risk analysis. Mr. Neumann is the head of Portfolio Management and lead portfolio manager for Core Investment Grade and Core Plus strategies, working with the Macro team and sector teams to deliver account-specific portfolio strategy. He has been an employee of JPMIM since 1997 and has been in the fixed income asset management business since 1986. Prior to joining JPMIM, he was at Lehman Brothers Global Asset Management, where he was the portfolio manager for the firm's mortgage-backed securities accounts.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT


The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Class M Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.30% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES


JPMIM, the Fund's Distributor, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and the Fund's Distributor may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

- Directly from the Fund through JPMDS.

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, uses reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Class M Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. There are no minimum levels for subsequent purchases.

Investment minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. You will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-M)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-M)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation may come from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following table shows the sales charge for the Class M Shares of the Fund and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class M Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges or call 1-800-480-4111.

CLASS M SHARES

The public offering price of Class M Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUND

                                        SALES
                                       CHARGE             SALES      COMMISSION
                                         AS A            CHARGE            AS A
                                     % OF THE              AS A            % OF
AMOUNT OF                            OFFERING         % OF YOUR        OFFERING
PURCHASES                               PRICE        INVESTMENT           PRICE
-------------------------------------------------------------------------------
LESS THAN $1,000,000                     3.00              3.09            2.70

$1,000,000 OR MORE*                      None              None               *

* There is no front-end sales charge for investments of $1 million or more in the Fund.

WAIVER OF THE CLASS M SALES CHARGE

No sales charge is imposed on Class M Shares of the Fund if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

To take advantage of any of these Class M sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

Class M Shares pay an annual Rule 12b-1 fee of 0.50% of the average daily net assets of the Fund.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Class M Shares of the Fund may be exchanged for Class M Shares of certain other JPMorgan Funds. You will need to meet any minimum investment or eligibility requirement.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchanges are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange. However, you will pay a sales charge if you bought Class M Shares of a Fund that charges a sales load that is lower than the sales load of the Fund into which you want to exchange, does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the difference in the sales charge, unless you qualify for a sales charge waiver.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.  A financial institution; or

2.  Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If you own Class M Shares and the Fund or a Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?


If you sell your shares of the JPMorgan Global Strategic Income Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the JPMorgan Emerging Markets Debt Fund and JPMorgan Global Strategic Income Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Funds often do not have direct access to shareholder information and are dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Funds that assess redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1.  Trading on the NYSE is restricted;

2.  The NYSE is closed (other than weekend and holiday closings);

3.  Federal securities laws permit;

4.  The SEC has permitted a suspension; or

5.  An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. share-holder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent twelve-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE


No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post its quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN INCOME FUNDS

                                                        /X/  Permitted

                                                        / /  Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


                                                                                                                            GLOBAL
                                                                                                                           STRATEGIC
                                                                                RELATED TYPES OF RISK                       INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from specific         credit, interest rate, market,                /X/
assets, such as auto or credit card receivables.                                prepayment

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and          credit, currency, liquidity, political        /X/
bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign       credit, currency, interest rate,              /X/
banks or corporations. These securities are usually discounted and are          liquidity, market, political
rated by S&P, Moody's or other nationally recognized statistical rating organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be         credit, currency, interest rate,              /X/
converted into equity securities at a future time and price.                    liquidity, market, political, valuation

CORPORATE BONDS Debt securities of domestic and foreign industrial,             credit, currency, interest rate,              /X/
utility, banking and other financial institutions.                              liquidity, market, political, valuation

HIGH YIELD SECURITIES Debt securities rated below investment grade also         credit, currency, interest rate,              /X/
known as "junk bonds" and "non-investment grade bonds." These securities        liquidity, market, political,
generally are rated in the fifth or lower rating categories (for example,       portfolio quality, valuation
BB or lower by Standard & Poor's Ratings Service and Ba or lower by
Moody's Investors Services, Inc.).

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender       credit, environmental, extension,             /X/
a lien on property as security for the loan payment.                            interest rate, liquidity, market,
                                                                                natural event, political, prepayment,
                                                                                valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as             credit, currency, extension, interest         /X/
Federal Home Loan Banks, Freddie Macs, Fannie Maes) which represent             rate, leverage, market, political,
interests in pools of mortgages, whereby the principal and interest paid        prepayment
every month is passed through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and foreign mortgage-backed          currency, extension, interest rate,           /X/
securities with the promise to purchase similar securities at a later           leverage, liquidity, market,
date. Segregated liquid assets are used to offset leverage risk.                political, prepayment

PARTICIPATION INTERESTS Interests that represent a share of bank debt or        credit, currency, extension, interest         /X/
similar securities or obligations.                                              rate, liquidity, political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an      credit, interest rate, liquidity,             /X/
institutional investor.                                                         market, valuation

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that      credit, interest rate, liquidity,             /X/
invest in real estate or are secured by real estate.                            market, natural event, prepayment,
                                                                                valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a           credit                                        /X/
security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security       credit, leverage                              /X/(1)
and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL ORGANIZATIONS             credit, currency, interest rate,              /X/
Dollar- or non-dollar-denominated securities issued by foreign governments      market, political
or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic         credit, currency, interest rate,              /X/
payments with a counterparty. Segregated liquid assets are used to offset       leverage, market, political, valuation
leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES SECURITIES, generally issued as general         credit, interest rate, market, natural        /X/
obligation and revenue bonds, whose interest is exempt from federal             event, political
taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes and          interest rate                                 /X/
bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES Domestic and           credit, currency, interest rate,              /X/
foreign securities offering non-cash or delayed-cash payment. Their prices      liquidity, market, political, valuation
are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.


PORTFOLIO QUALITY RISK The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.


PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS


This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help certain Fund manage risk.


                                                                               POLICIES TO BALANCE RISK
POTENTIAL RISKS                               POTENTIAL REWARDS                AND REWARD
MARKET CONDITIONS

-  The Fund's share price, yield and          -  Bonds have generally          -  Under normal circumstances the Fund plans to
   total return will fluctuate in response       outperformed money market        remain fully invested in bonds and other
   to bond market movements                      investments over the long        fixed-income securities and may invest uninvested
                                                 term, with less risk than        cash in affiliated money market funds
-  The value of most bonds will fall when        stocks
   interest rates rise; the longer a                                           -  Bond investments may include U.S. and foreign
   bond's maturity and the lower its          -  Most bonds will rise in          corporate and government bonds, mortgage-backed
   credit quality, the more its value            value when interest rates        and asset-backed securities, convertible
   typically falls                               fall                             securities, participation interests and private
                                                                                  placements
-  Adverse market, economic, political or     -  Mortgage-backed and
   other conditions may from time to time        asset-backed securities       -  The Fund seeks to limit risk and enhance total
   cause the Fund to take temporary              and direct mortgages can         return or yields through careful management,
   defensive positions that are                  offer attractive returns         sector allocation, individual securities
   inconsistent with its principal                                                selection and duration management
   investment strategies and may hinder
   the Fund from achieving its investment                                      -  During severe market downturns, the Fund has the
   objective                                                                      option of investing up to 100% of assets in high
                                                                                  quality short-term instruments
-  Mortgage-backed and asset-backed
   securities (securities representing an                                      -  The adviser monitors interest rate trends, as
   interest in, or secured by, a pool of                                          well as geographic and demographic information
   mortgages or other assets such as                                              related to mortgage-backed securities and
   receivables) and direct mortgages could                                        mortgage prepayments
   generate capital losses or periods of
   low yields if they are paid off
   substantially earlier or later than
   anticipated

                                                                               POLICIES TO BALANCE RISK
POTENTIAL RISKS                               POTENTIAL REWARDS                AND REWARD
CREDIT QUALITY

-  The default of an issuer would leave       -  Investment-grade bonds        -  The Fund maintains its own policies for balancing
   the Fund with unpaid interest or              have a lower risk of             credit quality against potential yields and gains
   principal                                     default                          in light of its investment goals

-  Junk bonds (those rated BB, Ba or          -  Junk bonds offer higher       -  The adviser develops its own ratings of unrated
   lower) have a higher risk of default,         yields and higher                securities and makes a credit quality
   tend to be less liquid and may be more        potential gains                  determination for unrated securities
   difficult to value

FOREIGN INVESTMENTS

-  The Fund could lose money because of      -   Foreign bonds, which          -  Foreign bonds are a primary investment for the
   foreign government actions, political         represent a major portion        Fund
   instability or lack of adequate and           of the world's fixed
   accurate information                          income securities, offer      -  To the extent that the Fund invests in foreign
                                                 attractive potential             bonds, it may manage the currency exposure of its
                                                 performance and                  foreign investments relative to its benchmark, and
-  Currency exchange rate movements could        opportunities for                may hedge a portion of its foreign currency
   reduce gains or create losses                 diversification                  exposure into the U.S. dollar from time to time
                                                                                  (see also "Derivatives"); these currency
-  Currency and investment risks tend to     -   Favorable exchange rate          management techniques may not be available for
   be higher in emerging markets; these          movements could generate         certain emerging markets investments
   markets also present higher liquidity         gains or reduce losses
   and valuation risks
                                             -   Emerging markets can
                                                 offer higher returns

                                                                               POLICIES TO BALANCE RISK
POTENTIAL RISKS                               POTENTIAL REWARDS                AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities before       -  The Fund can take             -  The Fund segregates liquid
   issue or for delayed delivery, it could       advantage of attractive          assets to offset leverage risks
   be exposed to leverage risk if it does        transaction opportunities
   not segregate liquid assets

MANAGEMENT CHOICES

-  The Fund could underperform its            -  The Fund could                -  The adviser focuses its active management on
   benchmark due to its sector, securities       outperform its benchmark         those areas where it believes its commitment to
   or duration choices                           due to these same choices        research can most enhance returns and manage
                                                                                  risks in a consistent way

                                                                               POLICIES TO BALANCE RISK
POTENTIAL RISKS                               POTENTIAL REWARDS                AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,      -  Hedges that correlate         -  The Fund uses derivatives, such as futures,
   swaps and forward foreign currency            well with underlying             options, swaps and forward foreign currency
   contracts(1) that are used for hedging        positions can reduce or          contracts for hedging and for risk management
   the portfolio or specific securities          eliminate losses at low          and to increase income or gain (i.e., to adjust
   may not fully offset the underlying           cost                             duration or yield curve exposure or to establish
   positions and this could result in                                             or adjust exposure to particular securities,
   losses to the Fund that would not have     -  The Fund could make money        markets or currencies); risk management may
   otherwise occurred*                           and protect against              include management of the Fund's exposure
                                                 losses if management's           relative to its benchmark
-  A Fund may have difficulty exiting a          analysis proves correct
   derivatives position                                                        -  The Fund only establishes hedges that it expects
                                              -  Derivatives that involve         will be highly correlated with underlying
-  Derivatives used for risk management          leverage could generate          positions
   may not have the intended effects and         substantial gains at low
   may result in losses or missed                cost                          -  While the Fund may use derivatives that
   opportunities                                                                  incidentally involve leverage, it does not use
                                                                                  them for the specific purpose of leveraging
-  The counterparty to a derivatives                                              their portfolios
   contract could default

-  Certain types of derivatives involve
   costs to the Fund which can reduce
   returns

-  Derivatives that involve leverage could
   magnify losses

-  Derivatives used for non-hedging
   purposes could cause losses that exceed
   the original investment

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by the Fund, accelerate
   recognition of income to the Fund,
   affect the holding period of the Fund's
   assets and defer recognition of certain
   of the Fund's losses



* The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                               POLICIES TO BALANCE RISK
POTENTIAL RISKS                               POTENTIAL REWARDS                AND REWARD
SECURITIES LENDING

-  When the Fund lends a security, there is   -  The Fund may enhance          -  The adviser maintains a list of approved borrowers
   a risk that the loaned securities may         income through the
   not be returned if the borrower or the        investment of the             -  The Fund receives collateral equal to at least
   lending agent defaults                        collateral received from         100% of the current value of securities loaned
                                                 the borrower                     plus accrued interest
-  The collateral will be subject to the
   risks of the securities in which it is                                      -  The lending agents indemnify the Fund against
   invested                                                                       borrower default

                                                                               -  The adviser's collateral investment guidelines
                                                                                  limit the quality and duration of collateral
                                                                                  investment to minimize losses

                                                                               -  Upon recall, the borrower must return the
                                                                                  securities loaned within the normal settlement
                                                                                  period

ILLIQUID HOLDINGS

-  The Fund could have difficulty valuing     -  These holdings may offer      -  The Fund may not invest more than 15% of net
   these holdings precisely                      more attractive yields           assets in illiquid holdings
                                                 or potential growth than
-  The Fund could be unable to sell these        comparable widely traded      -  To maintain adequate liquidity to meet
   holdings at the time or price desired         securities                       redemptions, the Fund may hold high quality
                                                                                  short-term instruments (including repurchase
                                                                                  agreements) and, for temporary or extraordinary
                                                                                  purposes, may borrow from banks up to 33 1/3% of
                                                                                  the value of its total assets or draw on a line
                                                                                  of credit

SHORT-TERM TRADING

-  Increased trading would raise the Fund's   -  The Fund could realize        -  The Fund may use short-term trading to take
   transaction costs                             gains in a short period          advantage of attractive or unexpected
                                                 of time                          opportunities or to meet demands generated by
-  Increased short-term capital gains                                             shareholder activity
   distributions would raise shareholders'    -  The Fund could protect
   income tax liability                          against losses if a bond
                                                 is overvalued and its
                                                 value later falls

LEGAL PROCEEDINGS RELATING TO
 BANC ONE INVESTMENT ADVISORS
 CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports, which is available upon request.

CLASS M SHARES

                                                              PER SHARE OPERATING PERFORMANCE:
                              -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                         ---------------------------------------  ---------------------------------------------
                                                         NET GAINS
                                                       (LOSSES) ON
                              NET ASSET          NET    SECURITIES                  DIVIDENDS
                                 VALUE,   INVESTMENT         (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                              BEGINNING       INCOME  REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL             TOTAL
                              OF PERIOD       (LOSS)   UNREALIZED)    OPERATIONS       INCOME           GAINS     DISTRIBUTIONS
GLOBAL STRATEGIC INCOME FUND
2/19/05* Through 8/31/05

  *  Date of inception of the shares.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                      PER SHARE OPERATING
                          PERFORMANCE:                                RATIOS/SUPPLEMENTAL DATA:
                   --------------------------   ----------------------------------------------------------------------------------
                                                                         RATIOS TO AVERAGE NET ASSETS: #
                                                             --------------------------------------------------------
                                                                                                       NET INVESTMENT
                                                                                           EXPENSES     INCOME (LOSS)
                                                NET ASSETS,                   NET  WITHOUT WAIVERS,  WITHOUT WAIVERS,
                    NET ASSET                        END OF            INVESTMENT    REIMBURSEMENTS    REIMBURSEMENTS  PORTFOLIO
                   VALUE, END       TOTAL            PERIOD       NET      INCOME      AND EARNINGS      AND EARNINGS   TURNOVER
                    OF PERIOD      RETURN (b)    (MILLIONS)  EXPENSES      (LOSS)           CREDITS           CREDITS       RATE(b)
GLOBAL STRATEGIC
  INCOME FUND
2/19/05* Through
  8/31/05

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No. 811-21295.


(C) JPMorgan Chase & Co. All Rights Reserved. December 2005


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-GLOBALM-1205

                              JPMORGAN INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 31, 2005

                           JPMORGAN TRUST I ("JPMTI")

                        JPMorgan Bond Fund ("Bond Fund")
       JPMorgan Emerging Markets Debt Fund ("Emerging Markets Debt Fund")
             JPMorgan Enhanced Income Fund ("Enhanced Income Fund")
     JPMorgan Global Strategic Income Fund ("Global Strategic Income Fund")

                 JPMorgan Real Return Fund ("Real Return Fund")

             JPMorgan Short Term Bond Fund ("Short Term Bond Fund")

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")

          JPMorgan Short Term Bond Fund II ("Short Term Bond Fund II")

                 (each a "Fund," and collectively, the "Funds")


         This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the prospectuses for the Funds dated December 31, 2005, (each a "Prospectus" and, together the "Prospectuses"). This SAI is incorporated in its entirety into each Fund's prospectus or prospectuses. This SAI incorporates by reference the financial statements dated August 31, 2005 included in the annual Shareholder Reports relating to the Funds, other than the Real Return Fund ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

         For more information about the Funds or the Financial Statements, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111

                                                                    SAI-INC-1205

                                TABLE OF CONTENTS

GENERAL                                                                   2
INVESTMENT STRATEGIES AND POLICIES                                        4

INVESTMENT RESTRICTIONS                                                   29
TRUSTEES                                                                  33
OFFICERS                                                                  39
CODES OF ETHICS                                                           41
PROXY VOTING PROCEDURES AND GUIDELINES                                    42
PORTFOLIO HOLDINGS DISCLOSURE                                             44
INVESTMENT ADVISER                                                        45
ADMINISTRATOR                                                             52
DISTRIBUTOR                                                               53
DISTRIBUTION PLAN                                                         54
CUSTODIAN                                                                 57
TRANSFER AGENT                                                            57
SHAREHOLDER SERVICING                                                     58
EXPENSES                                                                  60
FINANCIAL INTERMEDIARIES                                                  60
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                             61
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                             62
TRUST COUNSEL                                                             62
PURCHASES, REDEMPTIONS AND EXCHANGES                                      62
DIVIDENDS AND DISTRIBUTIONS                                               65
NET ASSET VALUE                                                           65
PORTFOLIO TRANSACTIONS                                                    66
DELAWARE TRUST                                                            69
MASSACHUSETTS TRUST                                                       70
DESCRIPTION OF SHARES                                                     70
TAX INFORMATION                                                           73
ADDITIONAL INFORMATION                                                    80
FINANCIAL STATEMENTS                                                      81
APPENDIX A - DESCRIPTION OF RATINGS                                     A-1

                                     GENERAL

THE TRUSTS AND THE FUNDS

         The Funds (other than the JPMorgan Short Term Bond Fund II) are series of JPMorgan Trust I ("JPMTI"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each Fund (other than the JPMorgan Short Term Bond Fund II and the JPMorgan Real Return
Fund) is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series ("JPMMFS") on February 18, 2005. The JPMorgan Real Return Fund commenced operations on September 1, 2005 as a series of JPMTI.

         The JPMorgan Short Term Bond Fund II is a series of J.P. Morgan Mutual Fund Group ("JPMMFG"), an open-end, management investment company, formed on May 11, 1987 as a Massachusetts business trust.

         The Predecessor Funds were formerly series of the following business trusts (the "Predecessor Trusts"):

                           J.P. MORGAN FUNDS ("JPMF")
                       JPMorgan Emerging Markets Debt Fund
                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")

                               JPMorgan Bond Fund
                      JPMorgan Global Strategic Income Fund
                          JPMorgan Short Term Bond Fund

                       J.P. MORGAN SERIES TRUST ("JPMST")

                          JPMorgan Enhanced Income Fund

         Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) (other than Short Term Bond Fund II and the Real Return Fund) in this SAI prior to the Closing Date refers to the Predecessor Funds.

         On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Predecessor Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

         JPMF. Prior to February 19, 2005, the Bond, Global Strategic Income and Short Term Bond Funds were each series of JPMIF, an open-end, management investment company, formed on November 4, 1992, as a Massachusetts business trust.

         JPMIF. Prior to February 19, 2005, the Emerging Markets Debt Fund was a series of JPMF, an open-end, management investment company, formed on November 4, 1992 as a Massachusetts business trust.

         JPMST. Prior to February 19, 2005, the Enhanced Income Fund was a series of JPMST, an open-end, management investment company, formed on August 15, 1996, as a Massachusetts business trust.

         Prior to September 10, 2001, the Bond, Global Strategic Income, Short Term Bond and Emerging Markets Debt Funds sought to achieve their investment objectives by investing all of their investable assets in separate master funds (each a "Portfolio" and collectively, the "Portfolios"), corresponding open-end management investment companies having the same investment objective as each Fund. The Funds invested in the Portfolios through a two-tier master-feeder investment fund structure. The Funds no longer operate under a "master-feeder" structure and instead invest directly in portfolio securities.

         After the close of business on February 18, 2005, the JPMorgan Global Strategic Income Fund acquired all of the assets and liabilities of JPMorgan Strategic Income Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMF, on behalf of JPMorgan Global Strategic Income Fund, and JPMMFG, on behalf of JPMorgan Strategic Income Fund.

         For ease of reference, throughout this SAI, the Board of Trustees of JPMTI, the Board of Trustees of JPMMFS, the Board of Trustees of JPMMFG, and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the "Board of Trustees." JPMTI and JPMMFG are referred to together in this SAI as the "Trusts."

SHARE CLASSES

         The Trustees of the Funds have authorized the issuance of the following classes of shares of the Funds:


         Bond Fund                          Select Class, Institutional Class, Class A, Class B, Class C and Ultra
         Global Strategic Income Fund       Select Class, Institutional Class, Class M, Class A, Class B and Class C
         Short Term Bond Fund               Select Class, Institutional Class and Class A
         Emerging Markets Debt Fund         Select Class
         Enhanced Income Fund               Select Class, Institutional Class and Class A
         Real Return Fund                   Select Class, Institutional Class, Class A and Class C
         Short Term Bond Fund II            Select Class, Class M and Class A

         Each Fund currently offers the following classes of shares:

         Bond Fund                          Select Class, Institutional Class, Class A, Class B, Class C and Ultra
         Global Strategic Income Fund       Select Class, Institutional Class, Class M, Class A, Class B and Class C
         Short Term Bond Fund               Select Class, Institutional Class and Class A
         Emerging Markets Debt Fund         Select Class
         Enhanced Income Fund               Institutional Class
         Real Return Fund                   Select Class, Institutional Class, Class A and Class C
         Short Term Bond Fund II            Select Class, Class M and Class A

         The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

         Effective May 1, 2003, JPMMFG was renamed with the approval of the Boards of Trustees of JPMMFG:

NEW NAME                                   FORMER NAME
J.P. Morgan Mutual Fund Group              Mutual Fund Group

         Effective February 19, 2005, the following Predecessor Fund were renamed with the approval of the Board of Trustees of JPMF:

NEW NAME                                   FORMER NAME
JPMorgan Emerging Markets Debt Fund        JPMorgan Fleming Emerging Markets
                                           Debt Fund

MISCELLANEOUS

         This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

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         This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

         In addition to the Funds (other than the Short Term Bond Fund II), JPMTI consists of other series representing separate investment funds. The series of JPMTI not covered in this SAI are covered by separate Statements of Additional Information.

         The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

         Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

         Each Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers to the extent consistent with their investment objectives and policies.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

         CORPORATE BONDS. Each Fund may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

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         INFLATION-LINKED DEBT SECURITIES. The Real Return Fund will invest in inflation-linked securities as part of its principal investment strategy. The other Funds may invest in inflation-linked debt securities from time to time. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS), as well as securities issued by other entities such as corporations, foreign governments and foreign issuers including foreign issuers, from emerging markets. See also "Foreign Investments." Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common. The U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security. Other issuers may pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon. The Funds may invest in other types of inflation-linked securities as well including securities, which use an inflation index other than the CPI.

         Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

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Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

         While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers ("CPI-U"), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

         Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

         MORTGAGE-BACKED SECURITIES. The Funds, except Emerging Markets Debt Fund, may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

         Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), and other collateralized mortgage obligations ("CMOs").

         Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

         Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private


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originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

         Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         STRIPPED MORTGAGE-BACKED SECURITIES. Each Fund, except the Emerging Markets Debt Fund, may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBSs") are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

         MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds, except Emerging Markets Debt Fund, may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of a Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% a Fund's total assets.


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         MORTGAGES (DIRECTLY HELD). Each Fund may invest directly in mortgages.
Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

         The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

         STRUCTURED PRODUCTS. Global Strategic Income Fund, the Real Return Fund and Short Term Bond Fund II may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

         The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a Dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic


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effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

         Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

         Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

         FLOATING RATE AND VARIABLE SECURITIES. Each Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

         ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


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         Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

         Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

         U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         FOREIGN GOVERNMENT OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II, subject to applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments
- Sovereign Fixed Income Securities."

         SUPRANATIONAL OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II, may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

         BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to


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five years. Investments in bank obligations are limited to those of U.S banks
(including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

         The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

         COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

         REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral.

The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

                TAX EXEMPT OBLIGATIONS AND OTHER DEBT SECURITIES

         The Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations, which may be purchased by the Funds, appears below. See "Diversification and Quality Requirements."

         MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

         Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by such Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

         PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the Net Asset Value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

         PUTS. The Bond Fund, the Global Strategic Income Fund, the Real Return Fund, the Short Term Bond Fund and the Enhanced Income Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with a Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Funds were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the Funds, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policies to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them.

Commercial bank dealers normally will be members of the Federal Reserve
System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which in the judgment of the Adviser, become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Funds.

                               FOREIGN INVESTMENTS

         Each Fund may invest in securities of foreign issuers subject to the following limitations: for purposes of such Funds' investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. Emerging Markets Debt Fund and Global Strategic Income Fund make substantial investments in foreign securities. Neither the Bond Fund, the Short Term Bond Fund nor the Enhanced Income Fund expects to invest more than 25% of their respective total assets, at the time of purchase, in securities of foreign issuers. Investments made in any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

         Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

         Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since any investments made in foreign securities by Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Real Return Fund, Short Term Bond Fund or Enhanced Income Fund may involve foreign currencies, the value of such Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. These Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage a Fund's currency exposure. See "Foreign Currency Exchange Transactions" below.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds with exposure to foreign currencies may from time to time enter into foreign currency exchange transactions. A Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by a Fund that can invest in foreign securities, to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         In addition to using forward foreign currency contracts for hedging, the Bond Fund, the Global Strategic Income Fund, the Enhanced Income Fund, the Real Return Fund, and the Short Term Bond Fund may use forward foreign currency contracts as an investment strategy to establish or adjust exposure to particular foreign securities, markets, or currencies. Such transactions are speculative and are subject to the risks associated with foreign securities in general as well as risks specific to derivatives and forward foreign currency transactions. Foreign currencies may fluctuate significantly in response to world events and economic conditions making it extremely unpredictable to predict market movements. A Fund's performance may be adversely affected to the extent that the Fund is not successful in its use of forward foreign currency contracts.

         SOVEREIGN FIXED INCOME SECURITIES. Each Fund, with the exception of Short Term Bond Fund II, may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and such a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and such a Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         BRADY BONDS. Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Real Return Fund, Short Term Bond Fund and Enhanced Income Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

         OBLIGATIONS OF SUPRANATIONAL ENTITIES. Each Fund, with the exception of Short Term Bond Fund II, may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                          INVESTING IN EMERGING MARKETS

         Global Strategic Income Fund, Emerging Markets Debt Fund, Enhanced Income Fund, Real Return Fund, Short Term Bond Fund II, and to a lesser extent the Bond and Short Term Bond Funds, may also invest in the securities of emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         The Funds, which may make emerging market investments, may also make such investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's NAV.

         RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

                                  SHORT SELLING

         The Bond Fund, the Emerging Markets Debt Fund, the Real Return Fund and the Short Term Bond Fund may engage in short selling. In these transactions the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a fixed income security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale. The Fund will segregate liquid assets or otherwise cover the short positions to offset a portion of the leverage risk.

         The Fund may also enter into short sales of forward commitments and derivatives, which do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

         The Fund may not always be able to borrow a security its wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in the Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser's research and the management team's investment decisions.

         Short sales also involve other costs. The Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses the Fund may be required to pay in connection with the short shale. Until the Fund closes the short position, it will maintain a segregated account with a custodian containing cash, U.S. government securities or other liquid securities. Realized gains from short sales are typically treated as short-term gains/losses.

                             ADDITIONAL INVESTMENTS

         CONVERTIBLE SECURITIES. The Bond, Global Strategic Income, Short Term Bond and Emerging Markets Debt Funds may invest in convertible securities of domestic and, foreign issuers subject to a Fund's investment restrictions, objective and strategy, foreign issuers. The Funds will dispose of equity shares held as a result of conversion of convertible securities. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Bond, Global Strategic Income, Short Term Bond, Enhanced Income, Real Return Fund and Emerging Markets Debt Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

         FORWARD COMMITMENTS. The Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Funds' assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

         Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

         To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. The Short Term Bond Fund II will generally not invest in securities of other investment companies, with the exception of shares of money market funds. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro-rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

         INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

         If a Fund has outstanding borrowings, any Interfund Loans to the Fund
(a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

         A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

         No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

         The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

         REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

         LOANS OF PORTFOLIO SECURITIES. Each Fund (except the Real Return Fund) may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

         There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

         ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

         Each Fund, with the exception of Emerging Markets Debt Fund and Real Return Fund, intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         Although Emerging Markets Debt Fund is not limited by the diversification requirements of the 1940 Act, all Funds including the Emerging Markets Debt Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters". To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

         If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Bond and Short Term Bond Funds may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. government. Consequently, a Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company, which invests in voting securities. See "Investment Restrictions."

         The Real Return Fund is a "non-diversified" series. The Real Return Fund is considered "non-diversified" because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. Its portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. The Real Return Fund's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The Real Return Fund does, however, intend to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which imposes diversification requirements on the Fund that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act. To meet these requirements, the Real Return Fund may, with respect to 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities). See "Tax Information".

                   HIGH YIELD/HIGH RISK SECURITIES/JUNK BONDS

         All of the Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

                GREATER RISK OF LOSS. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

                SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

                VALUATION DIFFICULTIES. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

                LIQUIDITY. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

                CREDIT QUALITY. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

                NEW LEGISLATION. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund's investments in lower rated securities.

                        OPTIONS AND FUTURES TRANSACTIONS

         The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Short Term Bond Fund II may also use futures and options to seek to enhance portfolio performance.

         Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund's Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.

                                     OPTIONS

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index. For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

         Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                                FUTURES CONTRACTS

         The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position. When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

         OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

         COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

         Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

         The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

         Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

         RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

         MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

         LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

         CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

         CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

         LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                          TEMPORARY DEFENSIVE POSITIONS

To respond to unusual circumstances a Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent a Fund from meeting its investment objective.

                               PORTFOLIO TURNOVER

         A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below. The Real Return Fund commenced operations as of the end of the Funds' last fiscal year; therefore, there is no information in the table for the Real Return Fund.

                                                  FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                                       8/31/04                  8/31/05
                                                --------------------    -------------------------
         Bond Fund                                      571%
         Enhanced Income                                156%
         Global Strategic Income Fund                   152%
         Short Term Bond Fund                           261%
         Short Term Bond Fund II                        253%
         Emerging Markets Debt Fund                     166%



                             INVESTMENT RESTRICTIONS

         The investment restrictions below have been adopted by the Trusts with respect to the applicable Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.

         For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

         The investment policies of the Funds (including their investment objectives), with the exception of Short Term Bond Fund II, are not fundamental, except as designated in the Prospectuses or herein. The investment objective of the Short Term Bond Fund II is fundamental but its investment policies are non-fundamental. Shareholders of the Short Term Bond Fund II must be given at least 30 days' prior written notice of any change in the Fund's investment objectives.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

(1) The Enhanced Income, Bond, Global Strategic Income and Short Term Bond Funds may not make any investment inconsistent with each Fund's classification as a diversified investment company under the 1940 Act;

(2)      (a)    The Emerging Markets Debt Fund, Bond Fund, Global Strategic
Income Fund, Real Return Fund, Short Term Bond Fund and Enhanced Income Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

         (b) The Short Term Bond Fund II may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to the Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3)      (a)    The Emerging Markets Debt Fund, Bond Fund, Global Strategic
Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

         (b) The Short Term Bond Fund II may not issue any senior security (as defined in the 1940 Act) except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4)      (a)    The Emerging Markets Debt Fund, Bond Fund,  Global Strategic
Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may not borrow money, except to the extent permitted by applicable law;

         (b) The Short Term Bond Fund II may not borrow money except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of the Fund's total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. The Fund may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of the total assets of the Fund must be repaid before the Fund may make additional investments;

(5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6)      (a)    The Emerging Markets Debt Fund, Bond Fund, Global Strategic
Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) may make direct investments in mortgages;

         (b) The Short Term Bond Fund II may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies),options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(8) The Real Return Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Real Return Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, currencies and commodities such as oil or gas), options on financial futures contracts (including futures contracts on indices of securities, interest rates, currencies and commodities such as oil and gas), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments;

(9) The Short Term Bond Fund II may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(10)     (a)    The Emerging Markets Debt Fund, Bond Fund, Global Strategic
Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law; and

         (b) The Short Term Bond Fund II may not make loans, except that the Fund may:

                (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;

                (ii) enter into repurchase agreements with respect to portfolio securities; and

                (iii) lend portfolio securities with a value not in excess of 1/3 of the value of its total assets.

         In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Short Term Bond Fund II may seek to achieve its investment objectives by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

         For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry". Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry". Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

(1) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(2) May not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(4)      May not purchase or sell interests in oil, gas or mineral leases;

(5) The Short Term Bond Fund II may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

(6) The Short Term Bond Fund II may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(7) Except as specified above, the Short Term Bond Fund II may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

(8) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(9) Emerging Markets Debt Fund, Bond Fund, Short Term Bond Fund and Short Term Bond Fund II all have an 80% investment policy which may be changed by the Fund's Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

         For the purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

         In order to permit the sale of its shares in certain foreign countries, the Global Strategic Income Fund and the Short Term Bond Fund II may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should the Global Strategic Income Fund or the Short Term Bond Fund II determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Global Strategic Income Fund and Short Term Bond Fund II will not (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such fund to exceed 10% of the value of that Fund's total assets, (ii) invest more than 10% of such Fund's total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by JPMorgan Chase Bank, (iv) invest more than 15% of such Fund's net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (v) grant privileges to purchase shares of such Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vi) sell, purchase or loan securities (excluding shares in such Fund) or grant or receive a loan or loans to or from the Adviser, corporate and domiciliary agent or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or
(b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                                    TRUSTEES

         The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts, the year each Trustee first became a Board member of any of the Predecessor JPMorgan Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


                                                                NUMBER OF PORTFOLIOS
     NAME (YEAR OF BIRTH);                                        IN FUND COMPLEX
       POSITIONS WITH           PRINCIPAL OCCUPATIONS               OVERSEEN BY            OTHER DIRECTORSHIPS HELD
      THE FUNDS (SINCE)          DURING PAST 5 YEARS                 TRUSTEE(1)              OUTSIDE FUND COMPLEX
      -----------------          -------------------                 ----------              --------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG            Retired; Vice President &               114                None.
(1941); Trustee of Trusts       Treasurer of Ingersoll-Rand
since 2005; Trustee of          Company (manufacturer of
heritage JPMorgan Funds since   industrial equipment)
1987.                           (1972-2000).


                                       33

ROLAND R. EPPLEY, JR.           Retired; President & Chief              114                Director, Janel Hydro, Inc.
(1932); Trustee of Trusts       Executive Officer, Eastern                                 (automotive) (1993-present).
since 2005; Trustee of          States Bankcard (1971-1988).
heritage JPMorgan Funds since
1989.

JOHN F. FINN                    President and Chief                     113*               Director, Cardinal Health, Inc
(1947); Trustee of Trusts       Executive Officer of                                       (CAH) (1994-present).
since 2005; Trustee of          Gardner, Inc. (wholesale
heritage One Group Mutual       distributor to outdoor power
Funds since 1998.               equipment industry)
                                (1979-present).

DR. MATTHEW GOLDSTEIN           Chancellor of the City                  114                Trustee of Bronx-Lebanon Hospital
(1941); Trustee of Trusts       University of New York                                     Center (1992-present); Director
since 2005; Trustee of          (1999-present); President,                                 of New Plan Excel Realty Trust,
heritage JPMorgan Funds since   Adelphi University (New                                    Inc. (real estate investment
2003.                           York) (1998-1999).                                         trust) (2000-present); Director
                                                                                           of Lincoln Center Institute for
                                                                                           the Arts in Education
                                                                                           (1999-present).

ROBERT J. HIGGINS               Retired; Director of                    114                Director of Providian Financial
(1945); Trustee of Trusts       Administration of the State                                Corp. (banking) (2002-present).
since 2005; Trustee of          of Rhode Island (2003-2004);
heritage JPMorgan Funds since   President - Consumer Banking
2002.                           and Investment Services,
                                Fleet Boston Financial
                                (1971-2001).

PETER C. MARSHALL               Self-employed business                  113*               None.
(1942); Trustee of Trusts       consultant (2002-present);
since 2005; Trustee of          Senior Vice President, W.D.
heritage One Group Mutual       Hoard, Inc. (corporate
Funds since 1994.               parent of DCI Marketing,
                                Inc.) (2000-2002);
                                President, DCI Marketing,
                                Inc. (1992-2000).

MARILYN MCCOY                   Vice President of                       113*               Director, Mather LifeWays
(1948); Trustee of Trusts       Administration and Planning,                               (1994-present); Director,
since 2005; Trustee of          Northwestern University                                    Carleton College (2003-present).
heritage One Group Mutual       (1985-present).
Funds since 1999.

                                       34

WILLIAM G. MORTON, JR.          Retired; Chairman Emeritus              114                Director of Radio Shack
(1937); Trustee of Trusts       (2001-2002), and Chairman                                  Corporation (electronics)
since 2005; Trustee of          and Chief Executive Officer,                               (1987-present); Director of The
heritage JPMorgan Funds since   Boston Stock Exchange (1985-                               National Football Foundation and
2003.                           2001).                                                     College Hall of Fame (1994-present);
                                                                                           Trustee of the Berklee College of
                                                                                           Music (1998-present); Trustee of the
                                                                                           Stratton Mountain School (2001-present).

ROBERT A. ODEN, JR. (1946);     President, Carleton College             113*               Director, American University in
Trustee of Trusts since 2005;   (2002-present); President,                                 Cairo.
Trustee of heritage One Group   Kenyon College (1995-2002).
Mutual Funds since 1997.

FERGUS REID, III                Chairman of Lumelite                    114                Trustee of Morgan Stanley Funds
(1932); Trustee of Trusts       Corporation (plastics                                      (209 portfolios) (1995-present).
(Chairman) since 2005;          manufacturing)
Trustee (Chairman) of           (2003-present); Chairman and
heritage JPMorgan Funds since   Chief Executive Officer of
1987.                           Lumelite Corporation
                                (1985-2002).

FREDERICK W. RUEBECK            Advisor, Jerome P. Green &              113*               Director, AMS Group
(1939); Trustee of Trusts       Associates, LLC                                            (2001-present); Director, Wabash
since 2005; Trustee of          (broker-dealer)                                            College (1988-present); Trustee,
heritage One Group Mutual       (2002-present); Investment                                 Seabury-Western Theological
Funds since 1994.               Officer, Wabash College                                    Seminary (1993-present);
                                (2004-present);                                            Chairman, Indianapolis Symphony
                                self-employed consultant                                   Orchestra Foundation
                                (January 2000 to present);                                 (1994-present).
                                Director of Investments, Eli
                                Lilly and Company
                                (1988-1999).

JAMES J. SCHONBACHLER (1943);   Retired; Managing Director              114                None.
Trustee of Trusts since 2005;   of Bankers Trust Company
Trustee of heritage JPMorgan    (financial services)
Funds since 2001.               (1968-1998).

                                       35

INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.**      Retired; Chief Executive                114                None.
(1935); Trustee of Trusts       Officer of Chase Mutual
since 2005; Trustee of          Funds (investment company)
heritage JPMorgan Funds since   (1989-1998); President &
1998.                           Chief Executive Officer of
                                Vista Capital Management
                                (investment management)
                                (1990-1998); Chief Investment
                                Executive of Chase
                                Manhattan Private Bank (investment
                                management)(1990-1998).


     (1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves includes nine registered investment companies (114 funds) as of August 29, 2005.

     * This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (113 funds) as of August 29, 2005.

     ** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

         Each Trustee serves for an indefinite term, subject to the current retirement policy of the Trusts, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trusts.

STANDING COMMITTEES

         The Board of Trustees currently has four standing committees: the Audit, Compliance, Governance, and Investment Committees

         The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to:
(i) appoint and determine compensation of the Funds' independent accountants;
(ii) evaluate the independence of the Funds' independent accountants; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent accountants; (vii) assist the Board in its oversight of the valuation of the Funds' securities by the Manager, as well as any sub-adviser, and (viii) to act as a liaison between the Funds' independent auditors and the full Board. At a meeting of the Board of Trustees, The Board approved the reorganization of the Audit Committee whereby the responsibilities for valuation of portfolio securities are transferred from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, The Valuation Sub-Committee of the Audit Committee will act in lieu of the full Board. The Audit Committee was formed February 19, 2005 prior to the time, the predecessor Audit Committee of the Trusts were comprised of all of the members of the Board. The Audit Committee met times during the fiscal year ended August 31, 2005.

         As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser; and (ii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. The

Valuation and Compliance Committee was formed on February 19, 2005 and met occasions during the fiscal year ended August 31, 2005.

         The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' auditors). The Governance Committee met during the fiscal year ended August 31, 2005. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005 and met ____ during the fiscal year ended August 31, 2005.

         Each member of the Board, except for Mr. Reid, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitates the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee was formed effective February 19, 2005 and met _____ during the fiscal year ended August 31, 2005.

OWNERSHIP OF SECURITIES

         AS OF DECEMBER 31, 2004, EACH OF THE TRUSTEES BENEFICIALLY OWNED SHARES OF CERTAIN FUNDS OF THE TRUST IN THE AMOUNTS SHOWN BELOW:


                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                   DOLLAR RANGE OF          IN ALL REGISTERED INVESTMENT COMPANIES
                                   EQUITY SECURITIES IN     OVERSEEN BY THE TRUSTEE IN THE FAMILY OF
NAME OF TRUSTEE                    THE FUNDS                INVESTMENT COMPANIES(1), (2)
------------------------------     -----------------------  --------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                        None                             Over $100,000
Roland R. Eppley, Jr.                       None                             Over $100,000


                                       37

John F. Finn(3)                            None(4)                           Over $100,000
Dr. Matthew Goldstein                       None                           $50,001 - $100,000
Robert J. Higgins                           None                                  None
Peter C. Marshall(3)                       None(4)                           Over $100,000
Marilyn McCoy(3)                           None(4)                           Over $100,000
William G. Morton, Jr.                      None                                  None
Robert A. Oden, Jr. (3)                    None(4)                           Over $100,000
Fergus Reid, III                            None                             Over $100,000
Frederick W. Ruebeck(3)             International Equity                     Over $100,000
                                         Index Fund
James J. Schonbachler                       None                           $50,001 - $100,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                    None                             Over $100,000


     (1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes nine registered investment companies (114 funds) as of August 29, 2005. As of December 31, 2004, the Family of Investment Companies consisted of 14 registered investment companies that comprised the "JPMorgan Funds" (70 funds). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Family of Investment Companies.

     (2) For Messrs. Eppley and Spalding, these amounts include deferred compensation balances through participation in the JPMorgan Funds' Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs. Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2004.

     (3) This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (113 funds) as of August 29, 2005.

     (4) The following Trustees have deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Fund and One Group Investment Trust (the "One Group Plan"). Under the One Group Plan, the Trustees were permitted to specify one or more of the funds of One Group Mutual Funds to measure the investment performance of the applicable Trustee's deferred compensation account. The following table shows the name of the Trustee with deferred compensation balances under the One Group Plan, the current name of the Funds that were specified by such Trustees to measure investment performance and dollar range of deferred compensation balances, the performance of which is measured by the performance of the funds in the complex, as of December 31, 2004.


          NAME OF TRUSTEE               AS OF DECEMBER 31, 2004, DOLLAR RANGE OF EQUITY
                                        SECURITIES IN THE FUNDS OF THE TRUST LISTED BELOW USED TO
                                        MEASURE INVESTMENT PERFORMANCE OF DEFERRED COMPENSATION
                                        ACCOUNTS
          ----------------------------- --------------------------------- ----------------------------------
          James J. Schonbachler         Global Strategic Income Fund              $10,001 - $50,000
          William J. Armstrong          Short Term Bond Fund                     $50,001 - $100,000

         As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

TRUSTEE COMPENSATION

         Prior to February 19, 2005, the heritage JPMorgan Funds paid each Trustee of the heritage JPMorgan Funds an annual fee of $120,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the JPMorgan Funds paid the Chairman $130,000 and each Committee Chairman an additional $40,000

         Prior to February 19, 2005, the heritage One Group Mutual Funds paid each Trustee of the heritage One Group Mutual Funds a fee of $110,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the One Group Mutual Funds paid the Chairman an additional $20,000.

         After the two fund groups merged on February 19, 2005 and became the "JPMorgan Funds", the Funds paid each Trustee of the combined Board an annual fee of $122,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds paid the Chairman $130,000 and the Vice

Chairman $41,000. The Chairman and Vice Chairman received no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who were not already receiving an additional fee were each paid $40,000 and $20,000, respectively. The Funds bore expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

         As of July 1, 2005, the funds of the JPMorgan Funds pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

                              TRUSTEE COMPENSATION

                                                           PENSION OR
                                         AGGREGATE         RETIREMENT        ESTIMATED ANNUAL            TOTAL
                                       COMPENSATION     BENEFITS ACCRUED         BENEFITS            COMPENSATION
                                         FROM THE        AS PART OF FUND           UPON              FROM THE FUND
        NAME OF PERSON                   FUNDS(1)           EXPENSES            RETIREMENT            COMPLEX(2)
    -------------------------------- ----------------- -------------------- ------------------- ---------------------
    William J. Armstrong                                       N/A                 N/A                160,667.00
    Roland R. Eppley, Jr.                                      N/A                 N/A                120,666.68
    John F. Finn (3)                                           N/A                 N/A                207,497.65
    Dr. Matthew Goldstein                                      N/A                 N/A                127,333.32
    Robert J. Higgins                                          N/A                 N/A                127,333.32
    Peter C. Marshall (3)                                      N/A                 N/A                139,250.00
    Marilyn McCoy (3)                                          N/A                 N/A                160,667.00
    William G. Morton, Jr.                                     N/A                 N/A                120,666.68
    Robert A. Oden, Jr.(3)                                     N/A                 N/A                121,319.52
    Fergus Reid, III                                           N/A                 N/A                250,667.00
    Frederick W. Ruebeck, (3)                                  N/A                 N/A                108,500.00
    James J. Schonbachler                                      N/A                 N/A                120,666.68
    Leonard M. Spalding, Jr.                                   N/A                 N/A                160,667.00


     (1)  Figures are for the Trust's fiscal year ended August 31, 2005.

     (2) For the fiscal year ended August 31, 2005, Fund Complex" comprised the nine registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investment services. The Fund Complex for which the Board of Trustees serves includes nine registered investment company (____ funds) as of
          _________________.

     (3) The Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (_____ funds) as of _________________.


                                    OFFICERS

         The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

         The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

       NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                          PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                            DURING PAST 5 YEARS
        -----------------                                            -------------------
George C.W. Gatch (1962),           Managing Director, JPMorgan Investment Management Inc.; Director
                                    and President, President (2005) JPMorgan Distribution Services,
                                    Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is
                                    CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as
                                    President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                                    Bank, as well as positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),             Director and Vice President, JPMorgan Distribution Services, Inc.
Senior Vice President (2005)*       and JPMorgan Funds Management, Inc.; Chief Operating Officer,
                                    JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan
                                    Funds Management, Inc. (formerly One Group Administrative
                                    Services), and Vice President and Treasurer, JPMorgan
                                    Distribution Services, Inc. (formerly One Group Dealer Services,
                                    Inc.) from 1999 to 2005.

Patricia A. Maleski (1960),         Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief            Treasurer, JPMorgan Funds and Head of Funds Administration
Administrative Officer (2005)       and Board Liaison. Ms. Maleski was the Vice President of Finance
                                    for the Pierpont Group, Inc. from 1996 - 2001, an independent company owned by the Board of Directors/ Trustees of the JPMorgan
                                    Funds prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969),         Vice President, JPMorgan Funds Management, Inc.; Director of
Treasurer (2005)**                  Mutual Fund Administration, JPMorgan Funds Management, Inc.
                                    Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan
                                    Chase & Co. (formerly Bank One Corporation) from 2003 to 2004;
                                    prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at
                                    PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953),         Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was
Senior Vice President and Chief     head of Fund Administration - Pooled Vehicles from 2000 to 2004.
Compliance Officer (2005)           Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950)            Vice President and Anti Money Laundering Compliance
AML Compliance Officer (2005)       Officer for JPMorgan Asset  Management Americas,additionally responsible for personnel trading and compliance testing since
                                    2004. Treasury Services Operating Risk Management and Compliance
                                    Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.


Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMorgan Chase & Co.
Secretary (2005)                    since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment
                                    Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick &
                                    Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;
Assistant Secretary (2005)*         Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from
                                    2004 - 2005;; Assistant General Counsel and Associate General Counsel and
                                    Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Vice President and Assistant General Counsel, JPMorgan Chase & Co.
Assistant Secretary (2005)*         since 2005; Ms. Ditullio has served as attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.


                                       40

Nancy E. Fields (1949),             Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2005)*         Distribution Services, Inc.; From 1999 - 2005, Director, Mutual Fund
                                    Administration, JPMorgan Funds Management, Inc. (formerly One Group
                                    Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan
                                    Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)

Ellen W. O'Brien (1957)             Assistant Vice President, JPMorgan Investor Services, Co., responsible
Assistant Secretary (2005)**        for Blue Sky  registration. Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967),           Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund
Assistant Treasurer (2005)          financial reporting.  Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965),        Vice President, JPMorgan Funds Management, Inc.; Mr. Walsh has managed all aspects
Assistant Treasurer (2005)          of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential
                                    Investments from 1996 to 2000.

Arthur A. Jensen (1966)             Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice
Assistant Treasurer (2005)*         President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005;
                                    Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor
                                    at Allstate Insurance Company prior to 2001


     * The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

     ** The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

         As of January 31, 2005, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

         The Trusts, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

         The Trusts' code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Fund. The Trusts' code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to the Trusts or a Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trusts or a Fund. The Trusts' code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

         The code of ethics adopted by JPMIM requires that all employees must:
(i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

         JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

         The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

         JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

         To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

         Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management

Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

         The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

- Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

- Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

- JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

- JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

- JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

- JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

- JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

- JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

- Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

- With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

-        JPMIM considers votes on director nominees on a case-by-case basis.
         Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

- JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

- JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

- JPMIM votes against proposals for a super-majority vote to approve a merger.

- JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

- JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

- JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

         In accordance with regulations of the SEC, the Funds' proxy voting records for the 12-month period ended June 30, 2005 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com.

                          PORTFOLIO HOLDINGS DISCLOSURE

         As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Services
(1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

         The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

       Vickers Stock Research Corp.                     Quarterly     30 days after month end
       MorningStar Inc.                                 Monthly       30 days after month end
       Lipper, Inc.                                     Monthly       30 days after month end
       Thomson Financial                                Monthly       30 days after month end
       Bloomberg LP                                     Monthly       30 days after month end


                                       44

       Investment Company Institute                     Monthly       30 days after month end
       Sisters of Saint Joseph of Peace                 Quarterly     30 days after month end

         In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing contingent deferred sales charge ("CDSC") financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund's portfolio securities as an exception to the Funds' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

         Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trusts' Form N-CSRs and Form N-Qs will be available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

         The Funds also include information concerning the Funds' top ten holdings, and other related information, including statistical information about various financial characteristics of the Fund, in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

         Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

         Pursuant to the Investment Advisory Agreements (the "Advisory Agreements") between the Trusts, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

         Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc. (formerly J.P. Morgan Fleming Asset Management Holdings, Inc.), which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan

Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

         Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. JPMDS is the shareholder servicing agent and the distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.

         JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

         JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

         The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

         The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

         On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to JPMorgan Trust I, reflecting (i) new funds, including the Predecessor Funds,
(ii) the new names of the Funds effective February 19, 2005, (iii) new advisory fees for certain Predecessor Funds, and/or (iv) the contingent removal of funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of a Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable. At the same meeting, the Board of Trustees approved amendments for the Investment Advisory Agreement for J.P. Morgan Fleming Mutual Fund Group reflecting the removal of the Predecessor Funds from this agreement effective upon the closing of the reorganization or reorganization and redomiciliation of the Predecessor Funds.

         Prior to September 1, 2003, JPMorgan Asset Management (USA) Inc. (formerly J.P. Morgan Fleming Asset Management (USA)) ("JPMAM (USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Short Term Bond Fund II. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

         Prior to February 28, 2001, The Chase Manhattan Bank, a predecessor of J.P. Morgan Chase Bank, was the investment adviser to the Short Term Bond Fund
II. Chase Fleming Asset Management (USA) Inc. served as sub-adviser to the Short Term Bond Fund II.

         As compensation for the services rendered and related expenses, such as salaries of advisory personnel, borne by the Adviser, under the Advisory Agreements, the Trusts, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

         The table below sets forth the investment advisory fees paid to or accrued by JPMAM (USA), Chase, or JPMIM (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands).


                                FISCAL YEAR ENDED         FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                    8/31/03                    8/31/04                       8/31/05
                             PAID/                       PAID/                       PAID/
FUND                        ACCRUED        WAIVED       ACCRUED        WAIVED       ACCRUED           WAIVED
Short Term Bond Fund II        -           3,818           -           3,627


         The table below sets forth the amounts paid to or accrued by JPMIM, (for the portfolios corresponding to the Funds through 8/31/05) and the amounts waived in parentheses for the fiscal periods indicated (amounts in thousands). The Real Return Fund had not commenced operations as of the end of the Funds' last fiscal year; therefore, there is no information in the table for the Real Return Fund.

                                FISCAL YEAR ENDED         FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                    8/31/03                    8/31/04                       8/31/05
                             PAID/                       PAID/                       PAID/
FUND                        ACCRUED        WAIVED       ACCRUED        WAIVED       ACCRUED           WAIVED
Bond Fund                    $4,554         $   -        $3,070          $   -
Enhanced Income                 914         (399)           946          (400)
Global Strategic
Income Fund                     586         (327)           312          (199)
Short Term Bond Fund          2,218          (29)         2,122          (255)

                                FISCAL YEAR ENDED         FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                    8/31/03                    8/31/04                       8/31/05
                             PAID/                       PAID/                       PAID/
FUND                        ACCRUED        WAIVED       ACCRUED        WAIVED       ACCRUED           WAIVED
Emerging Markets Debt
Fund                         $412           $(2)         $323          $(44)

    BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS FOR THE REAL RETURN FUND

The Real Return Fund's Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to an Advisory Agreement or their affiliates, has approved the Advisory Agreement for the Trust, on behalf of the Real Return Fund.

As part of its review of the investment advisory arrangements for the Real Return Fund, the Board of Trustees met with the Adviser's investment staff to discuss their intentions with regard to the management of the Real Return Fund. The Adviser also provided comparative information regarding the Real Return Fund's expense ratios and those of the Real Return Fund's peer groups.

In approving the Advisory Agreement, the Board of Trustees considered the nature, quality and scope of the operations and services to be provided by the Adviser to the Real Return Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Real Return Fund's Board of Trustees compared the terms of the Real Return Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board of Trustees also considered the benefits to the Adviser and its affiliates of their relationship with the Real Return Fund. Specifically, the Board of Trustees considered the benefits that accrue to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for the Real Return Fund, and receive fees from the Real Return Fund for acting in such capacities.

In addition, the Board of Trustees compared anticipated overall expense ratios (including an expense limitation agreement) for the Real Return Fund relative to its peer group. The Board of Trustees also considered the intention of the Adviser with regard to management of the Real Return Fund, including the commitment of the Adviser to provide high quality services to the Real Return Fund, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage the Real Return Fund.

In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees concluded that the Advisory Agreement enabled the Real Return Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of the Real Return Fund and its shareholders.

                   PORTFOLIO MANAGERS' OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by each portfolio managers of the Funds listed in this SAI as of August 31, 2005 (amounts in thousands):


                                                    NON-PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                                 REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                        COMPANIES                     VEHICLES                  OTHER ACCOUNTS
                                NUMBER OF     TOTAL ASSETS    NUMBER OF    TOTAL ASSETS    NUMBER OF    TOTAL ASSETS
                                 ACCOUNTS     ($MILLIONS)     ACCOUNTS     ($MILLIONS)      ACCOUNTS     ($MILLIONS)
BOND FUND
Tim Neumann
Ronald Arons
EMERGING MARKETS DEBT FUND
Jeff Grills
GUNTER HEILAND
ENHANCED INCOME FUND
John Donohue
Jarred Sherman
David Martucci
GLOBAL STRATEGIC INCOME FUND
Jeff Grills
Tim Neumann
REAL RETURN FUND
Seamus Brown
Ronald Arons
Chris Clasen
SHORT TERM BOND FUND
John Donohue
Jarred Sherman
David Martucci

SHORT TERM BOND FUND II
John Donohue
Jarred Sherman
David Martucci


                                                      PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                                 REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                        COMPANIES                     VEHICLES                  OTHER ACCOUNTS
                                NUMBER OF     TOTAL ASSETS    NUMBER OF    TOTAL ASSETS    NUMBER OF    TOTAL ASSETS
                                 ACCOUNTS     ($MILLIONS)     ACCOUNTS     ($MILLIONS)      ACCOUNTS     ($MILLIONS)
BOND FUND
Tim Neumann
Ronald Arons
EMERGING MARKETS DEBT FUND
Jeff Grills
GUNTER HEILAND
ENHANCED INCOME FUND
John Donohue
Jarred Sherman
David Martucci
GLOBAL STRATEGIC INCOME FUND
Jeff Grills
Tim Neumann
REAL RETURN FUND
Seamus Brown
Ronald Arons
Chris Clasen
SHORT TERM BOND FUND
John Donohue
Jarred Sherman
David Martucci
SHORT TERM BOND FUND II
John Donohue
Jarred Sherman
David Martucci


                         POTENTIAL CONFLICT OF INTEREST

         The chart above shows the number, type and market value as of August 31, 2005 of the accounts other than the Fund that are managed by the Funds' portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

         Responsibility for managing JPMIM's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

         JPMIM may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM manages accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

         JPMIM has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

         Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro-rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

         Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM attempts to mitigate any potential unfairness by basing non-pro-rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.

                         PORTFOLIO MANAGER COMPENSATION

         JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMIM's business as a whole.

         Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the Funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the Fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

         Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

                             OWNERSHIP OF SECURITIES


                                                                DOLLAR RANGE OF SHARES IN THE FUND
                                                $1 -       $10,001-   $50,001-    $100,001-    $500,000-
FUND                NAME               NONE     $10,000    $50,000    $100,000    $500,000     $1,000,000    OVER $1,000,000
----                                   ----     -------    --------   --------    --------     ----------    ---------------
BOND FUND           Tim Neumann
                    Ronald Arons

EMERGING MARKETS
DEBT FUND           Jeff Grills
                    Gunter Heiland

ENHANCED INCOME
FUND                John Donohue
                    Jarred Sherman
                    David Martucci

GLOBAL STRATEGIC
INCOME FUND         Jeff Grills
                    Tim Neumann

REAL RETURN FUND    Seamus Brown
                    Ronald Arons
                    Chris Clasen

SHORT TERM BOND
FUND                John Donohue
                    Jarred Sherman
                    David Martucci


                                       51


SHORT TERM BOND
FUND II             John Donohue
                    Jarred Sherman
                    David Martucci

                                  ADMINISTRATOR

         Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between each Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

         Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator. Beginning July 1, 2005, the Administrator hired J.P. Morgan Investor Services, Co. ("JPMIS") as each Fund's sub-administrator. JPMIS will receive a port of the fees received by JPMFM for the services that it provides to the Funds.

         Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2005. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

         The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

         In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of the funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Complex including the series of the former One Group Mutual Funds.

         From September 10, 2001 to February 19, 2005, pursuant to the administration agreements, effective September 10, 2001, between JPMMFG and the Predecessor Trusts, as the case may be, on behalf of the Short Term Bond Fund II and the Predecessor Funds, respectively, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of the Short Term Bond Fund II and the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from the Short Term Bond Fund II and the Predecessor Funds a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to the Short Term Bond Fund II and the Predecessor Funds. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as the sub-administrator for the Short Term Bond Fund II and the Predecessor Funds.

         The tables below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands). The Real Return Fund had not commenced operations as of the end of the Funds' last fiscal year; therefore, there is no information in the table for the Real Return Fund.


                                FISCAL YEAR ENDED         FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                    8/31/03                    8/31/04                       8/31/05
                             PAID/                       PAID/                       PAID/
FUND                        ACCRUED        WAIVED       ACCRUED        WAIVED       ACCRUED           WAIVED
Bond Fund                   $2,277      $ (1,553)         $1,535     $ (1,150)
U.S. Fixed Income
Portfolio                        -              -              -             -
Enhanced Income Fund           548          (548)            568         (568)
Global Strategic Income
Fund                           195           (62)            104         (101)
Global Strategic Income
Portfolio                        -              -              -             -
Short Term Bond Fund         1,331        (1,298)          1,273       (1,011)
Short Term Bond Portfolio        -              -              -             -
Short Term Bond Fund II      2,291          (549)          2,176         (597)


                                FISCAL YEAR ENDED         FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                    8/31/03                    8/31/04                       8/31/05
                             PAID/                       PAID/                       PAID/
FUND                        ACCRUED        WAIVED       ACCRUED        WAIVED       ACCRUED           WAIVED
Emerging Market Debt Fund   $88          $(31)           $69          $(41)
The Series Portfolio          -              -             -              -

                                   DISTRIBUTOR

         Effective February 19,2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) ("JPMDS") serves as the Trusts' distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of each Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between each Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

         Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution

Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Short Term Bond Fund II and the Predecessor Funds.

                                DISTRIBUTION PLAN

         Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B, Class C and Class M Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

         JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

         Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets, Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets, Global Strategic Income Fund Class M Shares pay a Distribution Fee of up to 0.50% of average daily net assets, and Short Term Bond Fund II Class M Shares pay a Distribution Fee of up to 0.35% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B, Class C and Class M Shares of the Funds of up to 4.00%, 1.00% and 3.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

         No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

         Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. For the Global Strategic Income Fund, such compensation to broker-dealers is in an amount not to exceed 0.50% annualized of the average daily net asset value of the Class M Shares maintained by such broker-dealers' customers. For the Short Term Bond Fund II, such trail or maintenance commissions are in an amount not to exceed 0.30% annualized of the average daily net asset value of the Class M Shares maintained by such broker-dealers' customers up to $1 billion and 0.35% of the daily net asset value excess of $1 billion. For share purchased on or before February 18, 2005, trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

         Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

         The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

         The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

         The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFG, JPMMFS and each Predecessor Trust with respect to the classes of Shares specified above.

         The tables below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands). The Real Return Fund had not commenced operations as of the end of the Funds' last fiscal year; therefore, there is no information in the table for the Real Return Fund.

                                FISCAL YEAR ENDED         FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                    8/31/03                    8/31/04                       8/31/05
                             PAID/                       PAID/                       PAID/
FUND                        ACCRUED        WAIVED       ACCRUED        WAIVED       ACCRUED           WAIVED
Bond Fund                   $   21         $  -          $  26         $  -
Global Strategic
Income Fund                      4            -              1            -
Short Term Bond Fund            26            -             17           (2)
Short Term Bond Fund II      4,570         (129)         3,330          (67)


                                FISCAL YEAR ENDED         FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                    8/31/03                    8/31/04                       8/31/05
                             PAID/                       PAID/                       PAID/
FUND                        ACCRUED        WAIVED       ACCRUED        WAIVED       ACCRUED           WAIVED
Emerging Markets
Debt Fund                   $  -           $  -          $  -          $  -


         The table below sets forth the expenses paid by JPMDS. related to the distribution of Shares under the Distribution Plan during the fiscal year ended August 31, 2005:


BOND FUND
             Advertising and Sales Literature                                    $
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other
             Printing, production and mailing of prospectuses to
             other than shareholders
EMERGING MARKETS DEBT FUND
             Advertising and Sales Literature
             B Share Financing Charges                                           -
             Compensation to dealers
             Compensation to sales personnel                                     -
             Equipment, supplies and other
             Printing, production and mailing of prospectuses to
             other than shareholders
GLOBAL STRATEGIC INCOME
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel Equipment,
             supplies and other
             Printing, production and mailing of prospectuses to
             other than shareholders
SHORT TERM BOND FUND
             Advertising and Sales Literature
             B Share Financing Charges                                           -
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other
             Printing, production and mailing of prospectuses to
             other than shareholders


                                       56

SHORT TERM BOND FUND II
             Advertising and Sales Literature
             B Share Financing Charges                                           -
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other
             Printing, production and mailing of prospectuses to
             other than shareholders

                                    CUSTODIAN

         Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of JPMIM.

         For fund accounting services, each Fund, except the Global Strategic Income Fund and Emerging Markets Debt Fund, pays to JPMorgan Chase Bank the higher of (a) each Fund's pro-rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.0090% of the first $10 billion, 0.0050% on the next $10 billion, 0.0035% on the next $10 billion and 0.0020% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $20,000.

         For fund accounting services, the Emerging Markets Debt Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $40,000.

         For fund accounting services, the Global Strategic Income Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro-rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $25,000.

         In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

         JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

         Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

         Prior to February 19, 2005, DST Systems, Inc. served as the transfer and dividend disbursing agent for each Predecessor Fund and the Short Term Bond Fund II.

                              SHAREHOLDER SERVICING

         Effective February 19, 2005, each Trust, on behalf of each applicable Fund, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

         "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trusts; and (h) providing other shareholder services as the Trusts or a shareholder may reasonably request, to the extent permitted by applicable law.

         "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trusts for shares held for the benefit of shareholders; (e) forwarding communications from the Trusts to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

         Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).

         Select Class, Class A, Class B and Class C                        0.25%
         Institutional Class                                               0.10%
         Global Strategic Income Fund Class M                              0.30%*
         Short Term Bond Fund II Class M                                   0.25%

       * The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.05% balance of the fees is for shareholder administrative services.

         Ultra Shares do not pay shareholder servicing fees.

         To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

         JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

         The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

         Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Short Term Bond Fund II and the Predecessor Funds.

         The tables below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands). The Real Return Fund had not commenced operations as of the end of the Funds' last fiscal year; therefore, there is no information in the table for the Real Return Fund.


                         FISCAL YEAR ENDED 8/31/03       FISCAL YEAR ENDED 8/31/04      FISCAL YEAR ENDED 8/31/05
                             PAID/                         PAID/                          PAID/
FUND                        ACCRUED        WAIVED         ACCRUED         WAIVED         ACCRUED      WAIVED
BOND FUND
Class A Shares                  4            (4)               6            (6)
Class B Shares                  6              -               6              -
Class C Shares                 -^              -               1              -
Institutional Class Shares    645           (71)             373           (52)
Select Class Shares           836            (1)             584           (15)
Ultra Shares                  267          (267)             206          (206)
ENHANCED INCOME FUND
Institutional Class Shares    366          (366)             378          (378)
GLOBAL STRATEGIC
INCOME FUND
Class A Shares                  1            (1)               1            (1)
Class B Shares                  1            (1)               -
Institutional Class Shares    126           (25)              66           (27)
Select Class Shares             9            (6)               7            (7)
SHORT TERM BOND FUND
Class A Shares                 26           (22)              17           (17)
Institutional Class Shares    739          (726)             733          (733)
Select Class Shares           344            (4)             271            (1)
SHORT TERM BOND FUND II
Select Class Shares           492          (318)           1,215          (745)
Class M Shares              3,111              -           2,296              -
Class A Shares                215           (24)             116           (78)


                                       59

EMERGING MARKETS DEBT FUND
Select Class Shares          $147         $(127)            $115          $(93)

         Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

         For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

         JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

         JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

         The Funds pay the expenses incurred in their operations, including their pro-rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

         JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

         The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

         Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

         Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

         The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

         JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

         Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

         Revenue sharing payments are usually structured in one of three ways:
(i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

         FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A Shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

         The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

         JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

         JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The independent registered public accounting firm for the Trusts and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.

                                  TRUST COUNSEL

         The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948 is counsel to the Trust.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

         The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a Shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

         An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the Shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the Shareholder or joint Shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the Shareholder's latest account application or as otherwise properly specified to such Fund in writing.

         The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

         Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the Shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have not filed an election under Rule 18f-1 under the 1940 Act.

         Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

         EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The Shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

         Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, Shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

         SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

         (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

         (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

         If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

         For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

         For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

         Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

         ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

         If an investor redeems Class C Shares, then uses the money to buy Class C Shares of a JPMorgan Fund within 90 days of that redemption, the purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor's prior months' holdings, so that the Financial Intermediary will receive the trail sooner.

         The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

         A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a Shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act.

         The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

         Investors may incur a fee if they effect transactions through a Financial Intermediary.

         CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

         REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the Global Strategic Income Fund and the Emerging Markets Debt Fund purchased after February 18, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. This 2% discount, referred to in the Funds' prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.

         The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of an employer-sponsored retirement plan's entire share position with a Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that JPMDS, the Funds' distributor, determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

         Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to effectively identify market timers or a Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

         For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.

         APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

                           DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Tax Information" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

         The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

         Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-

Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

         For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

         Futures, options and other derivatives are valued on the basis of available market quotations.

         Securities of other open-end investment companies are valued at their respective NAVs.

         Fixed income securities with a maturity of 61 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or broker/dealers of comparable securities. It is anticipated that such pricing services will generally provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                             PORTFOLIO TRANSACTIONS

         On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

         Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the

Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

         Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

         Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

         On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

         If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands). The Real Return Fund had not commenced operations as of the end of the Funds' last fiscal year; therefore, there is no information in the table for the Real Return Fund.


                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                         8/31/03             8/31/04                    8/31/05
                                    ----------------------------------------------------------------
BOND FUND
Total Brokerage Commissions              $270,125          $256,434
Brokerage Commissions to
Affiliated Broker Dealers                  10,313                 0
ENHANCED INCOME FUND
Total Brokerage Commissions               128,828            67,574
Brokerage Commissions to
Affiliated Broker Dealers                       -                 0
GLOBAL STRATEGIC INCOME FUND
Total Brokerage Commissions                21,997            12,565
Brokerage Commissions to
Affiliated Broker Dealers                       -                 0
SHORT TERM BOND FUND
Total Brokerage Commissions               356,704           258,409
Brokerage Commissions to
Affiliated Broker Dealers                  59,481                 0
SHORT TERM BOND FUND II

Total Brokerage Commissions               668,879           356,219
Brokerage Commissions to
Affiliated Broker Dealers                       -           236,008


                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                         8/31/03             8/31/04                    8/31/05
Total Brokerage Commissions                 $904             $3,211
Brokerage Commissions to
Affiliated Broker Dealers                      -                  0

         Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

         Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. Effective February 19, 2005, the Funds will not participate in JPMIM's soft dollar arrangements described above.

         Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement, in making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers re held by the Trust.

                                 DELAWARE TRUST

         JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004 pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

         Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. JPMTI's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, JPMTI or any series or class. In addition, the Declaration of Trust provides that neither JPMTI nor the Trustees, nor any officer, employee, or agent of JPMTI shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, JPMTI's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

         The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that JPMTI, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

         JPMTI's Declaration of Trust provides that JPMTI will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMTI, unless, as to liability to JPMTI or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

         JPMTI shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

                               MASSACHUSETTS TRUST

         JPMMFG is organized as a Massachusetts business trust and Short Term Bond Fund II is a separate and distinct series thereof. Copies of the Declaration of Trust of JPMMFG are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and by-laws of JPMMFG are designed to make JPMMFG similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, JPMMFG's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Board of Trustees intends to conduct the operations of JPMMFG in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

         JPMMFG's Declaration of Trust provides that JPMMFG will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with JPMMFG, unless, as to liability to JPMMFG or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of JPMMFG. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

         JPMMFG shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

         SHARES OF JPMTI. JPMTI is an open-end, management investment company organized as Delaware statutory trust. Each Fund (other than Short Term Bond Fund II) represents a separate series of shares of beneficial interest. See "Delaware Trust."

         The Declaration of Trust of JPMTI permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro-rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

         The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMTI. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMTI not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMTI's Declaration of Trust.

         Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMTI which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

         The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMTI to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMTI's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act;
(ii) cause any one or more series or classes of JPMTI to merge or consolidate with or into any one or more other series or classes of JPMTI, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMTI to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

         The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMTI's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

         The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMTI under certain circumstances, see "Purchases, Redemptions and Exchanges".

         SHARES OF JPMMFG. JPMMFG is an open-end, management investment company organized as a Massachusetts business trust. The Short Term Bond Fund II represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro-rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

         The shareholders of the Fund are entitled to one vote for each whole share (with fractional shares entitled to a proportionate fractional vote) on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMMFG. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of JPMMFG not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMMFG's Declaration of Trust.

         Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFG which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of JPMMFG to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

         Shareholders of the Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of JPMMFG's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of JPMMFG; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMMFG under certain circumstances, see "Purchases, Redemptions and Exchanges".

                                 TAX INFORMATION

Additional Tax Information Concerning all Funds

         Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to meet the requirements necessary to qualify each year as a "regulated investment company" under Subchapter M of the Code. If the Funds so qualify, they will pay no federal income tax on the earnings they distribute to shareholders and they will eliminate or reduce to a nominal amount the federal income taxes to which they may be subject.

         In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies (to the extent such currency gains are directly related to a Fund's principal business of investing in stock or securities, or options or futures with respect to stock or securities) or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (defined below).

         In general, for purposes of the 90% gross income requirement described in the paragraph above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in
(1) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of the paragraph above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. These requirements may limit the range of the Fund's investments.

         If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to Shareholders, provided the Fund distributes during its taxable year at least 90% of the sum of (a) its taxable net investment income (very generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) its net tax-exempt interest. Each Fund of the Trust intends to make sufficient distributions to Shareholders to qualify for this special tax treatment.

         If a Fund were to fail to qualify as a regulated investment company receiving special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

         Generally, regulated investment companies that do not distribute in each calendar year an amount at least equal to the sum of (i) 98% of their "ordinary income" (as defined in the Code) for the calendar year, (ii) 98% of their capital gain net income (as defined in the Code) for the one-year period ending on October 31 of such calendar year (or later if the company is permitted to elect and so elects), and (iii) any undistributed amounts from the previous year, are subject to a non-deductible excise tax equal to 4% of the underdistributed amounts. For purposes of the excise tax, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A dividend paid to Shareholders in January generally is deemed to have been paid on December 31 of the preceding year, if the dividend was declared and payable to Shareholders of record on a date in October, November, or December of the preceding year. Each Fund of the Trust intends to make sufficient distributions to avoid liability for the excise tax.

         For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a Shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund has owned for more than one year and that are properly designated by that Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

         For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

         In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

         Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

         Distributions in excess of a Fund's current and accumulated "earnings and profits" will be treated by a Shareholder receiving such distributions as a return of capital to the extent of such Shareholder's basis in its Shares in the Fund, and thereafter as capital gain. A return of capital is not taxable, but reduces a Shareholder's basis in its shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         The sale, exchange or redemption of Fund shares by a Shareholder may give rise to a taxable gain or loss to that Shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the Shareholder has held the shares for more than 12 months, and otherwise as short-term capital gain or loss.

         If a Shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term to the extent of any long-term capital gain distributions received by the Shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         Under Treasury regulations, if a shareholder recognized a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their individual tax advisers to determine the applicability of these regulations in light of their individual circumstances.

         Certain investment and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, foreign currencies, and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to Shareholders and cause differences between a Fund's book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders including the Funds of Funds. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

         Certain debt securities purchased by the Funds (such as STRIPS, CUBES, TRs, TIGRs, and CATS), as defined in the Funds' Prospectuses, are sold at original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. A Fund will be required to include as part of its current income for tax purposes the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to its Shareholders (including such imputed interest), the Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Manager would not otherwise have chosen to sell such securities and may result in a taxable gain or loss.

         The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund of the Trust. Further tax information regarding Funds that invest in REITs and ETFs, is included in following sections of this Statement of Additional Information. No attempt is made to present herein a complete explanation of the federal income tax treatment of each Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and (if applicable) foreign taxes. In addition, the foregoing discussion and the discussion below regarding funds that invest in REITs and ETFs, are based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

         CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the fiscal year ended August 31, 2005 (amounts in thousands):


                                                        AMOUNT               EXPIRATION DATE

     ENHANCED INCOME FUND                                              $         August 31, 2010
                                                                                 August 31, 2011
                                                                                 August 31, 2012

     GLOBAL STRATEGIC INCOME FUND                                                August 31, 2006
                                                                                 August 31, 2007
                                                                                 August 31, 2008
                                                                                 August 31, 2009
                                                                                 August 31, 2010
                                                                       *
     SHORT TERM BOND FUND                                                        August 31, 2012
     SHORT TERM BOND FUND II                                                     August 31, 2012

     * The above capital loss carryover includes $383 (amount in thousands) of losses acquired from J.PMorgan Global Strategic Income Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

         ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

         Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

         Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

         In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

         Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.


         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

         Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

         Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

         Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro-rata share of such gain, with the result that each shareholder will be required to report its pro-rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro-rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of a Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

         In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

         BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gain dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31, 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement on Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

         FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

         If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro-rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro-rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro-rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

         A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

         STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

         Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S.

government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION

         As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

         Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trusts filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

         PRINCIPAL HOLDERS. As of November 30, 2005, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI:


-------------------------------------------------------------------------------------------------------------














-------------------------------------------------------------------------------------------------------------
* - The shareholder of record is a subsidiary or affiliate of JPMorgan Chase &
Co. (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a
"controlling person" of such shares under the 1940 Act.
-------------------------------------------------------------------------------------------------------------

         The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund or the Short Term Bond Fund II may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

The Financial Statements of the Trusts are incorporated by reference to this Statement of Additional Information. The financial statements for the fiscal year ended August 31, 2005 have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trusts, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

                       APPENDIX A--DESCRIPTION OF RATINGS

      The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

      Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        DEFAULT. Denotes actual or imminent payment default.

---------------

"+" or "-"     may be appended to `F-1' rating to denote relative status within the `F1' rating category.


`NR' indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1            Prime Credit Quality

R-2            Adequate Credit Quality

R-3            Speculative

      All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)      Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
                (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1 (middle)    Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1
                (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)       Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);     Short term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from
R-2 (middle);   having reasonable ability for timely repayment to a level which
R-2 (low)       is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);     Short term debt rated "R-3" is speculative, and within the three
R-3 (middle);   subset grades, the capacity for timely payment ranges from
R-3 (low)       mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

      These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

      Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

   CORPORATE AND MUNICIPAL BOND RATINGS

   INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.


   SPECULATIVE GRADE

      Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

       The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
       B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.                                   Not rated.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

   LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

   INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   NON-INVESTMENT GRADE

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

      Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   CORPORATE SHORT-TERM DEBT RATINGS

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

   INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   SPECULATIVE GRADE

BB SPECULATIVE. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,     HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,      financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD,     DEFAULT. The ratings of obligations in this category are based on their
DD,      prospects for achieving partial or full recovery in a reorganization or
D liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

DOMINION

   BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/   Bonds rated in any of these categories are very highly speculative and
CC/C are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D      This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

   INSURANCE FINANCIAL STRENGTH RATINGS

      These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

   SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

      These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

      Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

      An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

      An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

   INSURER FINANCIAL STRENGTH RATINGS

      A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

      The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the `AA' through `CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of `BBB-' and higher are considered to be "Secure", and those of `BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,     Very Weak. Companies rated in any of these three categories are viewed
CC,      as very weak with a very poor capacity to meet policyholder and
C contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A `CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A `C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,     Distressed. These ratings are assigned to companies that have either
DD,      failed to make payments on their obligations in a timely manner, are
D deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the `DDD'-'D' range, those companies rated `DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated `DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated `D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

   SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

      Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

      The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of `F1', `F2' and `F3' are considered to be "Secure", while those of `B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a `vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

      Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1       Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2       Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3       Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest.

SP-3    Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

   PREFERRED SHARE RATING SCALE

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                            PART C: OTHER INFORMATION
Item 23. Exhibits

(a)(1) Certificate of trust dated November 12, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(2) Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(3) Amendment No. 1 dated February 15, 2005 to the Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(4) Amended Schedule B dated August 11, 2005 to the Declaration of Trust. Incorporated herein by reference to the Registrant's Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 15 to the Registration Statement on September 29, 2005 (Accession Number 0001047469-05-023624).

(b) By-Laws dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(c) Instrument defining rights of shareholders. Incorporated by reference to Exhibits (a) and (b).


(d)(1)    Amended and Restated Investment Advisory Agreement between the
          Trust and J.P. Morgan Investment Management Inc. (amended as of August 11, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on October 27, 2005 (Accession Number 0001047469-05-025419)

(d)(2) Amended Schedule A to the Advisory Agreement (amended as of August 11, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on October 27, 2005 (Accession Number
          0001047469-05-025419)


(e)(1) Distribution Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).


(e)(2) Amended Schedules B, C, D, and F to the Distribution Agreement (amended as of August 11, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on October 27, 2005 (Accession Number 0001047469-05-025419)


(f)       Not applicable.

(g)(1) Global Custody and Fund Accounting Agreement, dated February 19, 2005, between JPMorgan Chase Bank, N.A. and the entities named on Annex A. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).


(g)(2) Form of Schedule A to the Custody and Fund Accounting Agreement (amended as of August 11, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on October 27, 2005 (Accession Number 0001047469-05-025419)


(h)(1)(a) Administration Agreement, dated February 19, 2005 between the Trust and JPMorgan Funds Management, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).


(h)(1)(b) Amended Schedule B to the Administration Agreement (amended as of August 11, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on October 27, 2005 (Accession Number 0001047469-05-025419)


(h)(2)(a) Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).


(h)(2)(b) Appendix A to the Transfer Agency Agreement (amended as of August 11, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on October 27, 2005 (Accession Number
          0001047469-05-025419)


(h)(3)(a) Shareholder Servicing Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).


(h)(3)(b) Amended Schedule B to the Shareholder Servicing Agreement (amended as of August 11, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on October 27, 2005 (Accession Number 0001047469-05-025419)


(h)(4) Securities Lending Agreement, Amended and Restated as of August 11, 2005, between the Registrant and JPMorgan Chase Bank. Incorporated herein by reference to the Registrant's Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 15 to the Registration Statement on September 29, 2005 (Accession Number 0001047469-05-023624).

(h)(5)(a) Form of Fee Waiver Agreement. Incorporated by reference to Pre-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.


(h)(5)(b) Form of Fee Waiver Agreement. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(h)(6) Indemnification Agreement. Incorporated herein by reference to the Registrant's Registration Statement filed on February 18, 2005 (Accession Number 0001047469-05-004230).

(i)       Opinion and Consent of Counsel. To be filed by amendment.

(j)(1)    Consent of Ropes & Gray LLP. To be filed by amendment.

(j)(2)    Consent of PricewaterhouseCoopers LLP. To be filed by amendment.

(k)       Not applicable.

(l) Certificate of Sole Shareholder. Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(m)(1) Combined Amended and Restated Distribution Plan. Incorporated herein by reference to the Registrant's Registration Statement filed with the Securities and Exchange Commission in Post-Effective
          Amendment No. 15 to the Registration Statement on September 29, 2005 (Accession Number 0001047469-05-023624).

(n)(1) Form of Combined Amended and Restated Rule 18f-3 Multi-Class Plan effective February 19, 2005. Incorporated herein by reference to the Registrant's Registration Statement filed on February 18, 2005 (Accession number 0001047469-05-004230).

(n)(2)    Amended Exhibit B to the Multi-Class Plan (amended as of August 11,
          2005). Incorporated herein by reference to the Registrant's Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 15 to the Registration Statement on September 29, 2005 (Accession Number
          0001047469-05-023624).

(o)       Reserved.

(p)       Codes of Ethics.

      (1) Code of Ethics of J.P. Morgan Mutual Fund Series. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

      (2) JPMIM Code of Ethics. Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

      (3) Code of Ethics for One Group Dealer Services, Inc. Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

(99)(a)   Powers of Attorney. Filed herewith.

(99)(b)   Power of Attorney for Stephanie J. Dorsey. Filed herewith.

(99)(c)   Power of Attorney for George Gatch. Filed herewith.

Item 24. Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 25. Indemnification

Reference is made to Section 5.3 of Registrant's Declaration of Trust.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

See "Management of the Trust" in Part B. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and is incorporated herein by reference.

Item 27. Principal Underwriter

(2) Effective February 19, 2005, JPMorgan Distribution Services, Inc. became the principal underwriter of the Registrant's shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43271. Effective February 19, 2005, JPMorgan Distribution Services, Inc. will act as the principal underwriter for the following additional investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Fleming Series Trust
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Value Opportunities Fund Inc.
Undiscovered Managers Funds
JPMorgan Investment Trust

(2) The directors and officers of JPMorgan Distribution Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.

NAME                     POSITIONS AND OFFICES WITH          POSITIONS WITH REGISTRANT
                         JPMORGAN DISTRIBUTION
                         SERVICES, INC.
----                     --------------------------          -------------------------
George C.W. Gatch        Director and President              President

Robert L. Young          Director and Vice President         Senior Vice President

Michael R. Machulski     Director, Vice President and        None
                         Treasurer

James T. Detmer          Vice President                      None

David J. Thorp, Jr.      Vice President                      None

Nancy E. Fields          Vice President                      Assistant Secretary

Christopher J. Mohr      Assistant Treasurer                 None

Frank Drozek             Assistant Treasurer                 None

Scott E. Richter         Chief Legal Officer and Secretary   None


Janet Squitieri          Assistant Secretary

Jessica K. Ditullio      Assistant Secretary                 Assistant Secretary

(c)     Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant's investment adviser, at 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as investment advisor).

J.P. Morgan Fund Distributors, Inc., the Registrant's distributor (through February 18, 2005), 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as distributor).


JPMorgan Distribution Services, Inc., the Registrant's distributor (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).


JPMorgan Chase Bank, N.A. at 3 MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as shareholder servicing agent (through February 18, 2005), custodian and administrative services agent (through February 18, 2005)).


JPMorgan Funds Management, Inc., the Registrant's administrator (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

DST Systems Inc., the Registrant's transfer agent (through February 18, 2005), 210 West 10th Street, Kansas City, MO 64105

Boston Financial Data Services, Inc., the Registrant's transfer agent (effective February 19, 2005), at 2 Heritage Drive, North Quincy, Massachusetts 02171.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, JPMorgan Trust I, has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio on the 28th day of October, 2005.


                                               JPMORGAN TRUST I

                                               By: /s/ George C.W. Gatch*
                                                  ----------------------------
                                                  George C.W. Gatch
                                                  President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on October 28th, 2005.


Fergus Reid, III*                              Marilyn McCoy*
-------------------------                      ------------------------
Fergus Reid, III                               Marilyn McCoy
Trustee and Chairman                           Trustee

William J. Armstrong*                          William G. Morton*
-------------------------                      ------------------------
William J. Armstrong                           William G. Morton
Trustee                                        Trustee

Roland R. Eppley, Jr.*                         Robert A. Oden, Jr.*
-------------------------                      ------------------------
Roland R. Eppley, Jr.                          Robert A. Oden, Jr.
Trustee                                        Trustee

John F. Finn*                                  Frederick W. Ruebeck*
-------------------------                      -----------------------
John F. Finn                                   Frederick W. Ruebeck.
Trustee                                        Trustee

Matthew Goldstein*                             James J. Schonbachler*
-------------------------                      -----------------------
Matthew Goldstein                              James J. Schonbachler
Trustee                                        Trustee

Robert J. Higgins*                             Leonard M. Spalding, Jr*
-------------------------                      ------------------------------
Robert J. Higgins                              Leonard M. Spalding, Jr.
Trustee                                        Trustee

Peter C. Marshall*
-------------------------
Peter C. Marshall
Trustee

By /s/ Stephanie J. Dorsey*                    By /s/ George C. W. Gatch*
----------------------------------             -------------------------------
Stephanie J. Dorsey                            George C. W. Gatch
Treasurer                                      President


*By /s/ Jessica K. Ditullio
----------------------------------
Jessica K. Ditullio
Attorney-in-fact

                                 Exhibit Index



(99)(a)   Powers of Attorney.

(99)(b)   Power of Attorney for Stephanie J. Dorsey.

(99)(c)   Power of Attorney for George Gatch.